    As filed with the Securities and Exchange Commission on August 29, 2008


                                                             File No. 002-78020
                                                                      811-03488

================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-4

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Pre-Effective Amendment No.                         [_]

                     Post-Effective Amendment No. 53                       [X]

                                 and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                            Amendment No. 141                              [X]

                       (Check appropriate box or boxes.)

                               -----------------

                  Phoenix Life Variable Accumulation Account
            (f/k/a Phoenix Home Life Variable Accumulation Account)
                          (Exact Name of Registrant)

                               -----------------

                        Phoenix Life Insurance Company
              (f/k/a Phoenix Home Life Mutual Insurance Company)
                              (Name of Depositor)

                               -----------------

              One American Row, Hartford, Connecticut 06102-5056
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (800) 447-4312
              (Depositor's Telephone Number, including Area Code)

                               -----------------

                              John H. Beers, Esq.
                        Phoenix Life Insurance Company
                               One American Row
                            Hartford, CT 06102-5056
                    (Name and Address of Agent for Service)

                               -----------------

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[_] on __________ pursuant to paragraph (b) of Rule 485

[X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_] on __________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                               -----------------

   Title of Securities Being Registered: Deferred variable annuity contracts

================================================================================


The purposes of this filing are to obtain class identifiers for versions B, C, D, and E which, other than version E, were in existence prior to February 6, 2006 and to amend the prospectus for version E.

A new Part A for version E is filed herewith. Part B is incorporated by reference to Post-Effective Amendment number 52 to registration on Form N-4 (file No. 002-78020) filed via EDGAR on May 2, 2008.

                                    PART A

                                   Version E

           (Versions A, B, C and D are not affected by this filing)

                           Phoenix Spectrum Edge(R)+
                  Phoenix Life Variable Accumulation Account
             Issued by: Phoenix Life Insurance Company ("Phoenix")


PROSPECTUS                                                        [____], 2008


   This prospectus describes a variable and fixed accumulation deferred annuity contract offered to groups and individuals. The contract offers a variety of variable and fixed investment options. You may allocate premium payments and contract value to one or more of the investment options of the Phoenix Life Variable Accumulation Account ("Separate Account") and the Guaranteed Interest Account ("GIA"). The assets of each investment option will be used to purchase, at net asset value, shares of a series in the following designated funds.

AIM Variable Insurance Funds - Series I Shares

   .   AIM V.I. Capital Appreciation Fund

DWS Scudder Investments VIT Funds - Class A

   .   DWS Equity 500 Index VIP

   .   DWS Small Cap Index VIP

Federated Insurance Series

   .   Federated Fund for U.S. Government Securities II

   .   Federated High Income Bond Fund II - Primary Shares

Fidelity(R) Variable Insurance Products - Service Class

   .   Fidelity VIP Contrafund(R) Portfolio

   .   Fidelity VIP Growth Opportunities Portfolio

   .   Fidelity VIP Growth Portfolio

   .   Fidelity VIP Investment Grade Bond Portfolio

Franklin Templeton Variable Insurance Products Trust - Class 2

   .   Franklin Income Securities Fund

   .   Mutual Shares Securities Fund

   .   Templeton Developing Markets Securities Fund

   .   Templeton Foreign Securities Fund

   .   Templeton Growth Securities Fund

Lord Abbett Series Fund, Inc. - Class VC

   .   Lord Abbett Bond-Debenture Portfolio

   .   Lord Abbett Growth and Income Portfolio

   .   Lord Abbett Mid-Cap Value Portfolio

Neuberger Berman Advisers Management Trust - Class S


   .   Neuberger Berman AMT Small Cap Growth Portfolio


   .   Neuberger Berman AMT Guardian Portfolio

Oppenheimer Variable Account Funds - Service Shares

   .   Oppenheimer Capital Appreciation Fund/VA

   .   Oppenheimer Global Securities Fund/VA

   .   Oppenheimer Main Street Small Cap Fund/VA

The Phoenix Edge Series Fund

   .   Phoenix Capital Growth Series

   .   Phoenix Growth and Income Series

   .   Phoenix Mid-Cap Growth Series

   .   Phoenix Money Market Series

   .   Phoenix Multi-Sector Fixed Income Series

   .   Phoenix Multi-Sector Short Term Bond Series

   .   Phoenix Strategic Allocation Series

   .   Phoenix-Aberdeen International Series

   .   Phoenix-Alger Small-Cap Growth Series

   .   Phoenix-Duff & Phelps Real Estate Securities Series

   .   Phoenix Dynamic Asset Allocation Series: Aggressive Growth/1/

   .   Phoenix Dynamic Asset Allocation Series: Growth/1/

   .   Phoenix Dynamic Asset Allocation Series: Moderate/1/

   .   Phoenix Dynamic Asset Allocation Series: Moderate Growth/1/

   .   Phoenix-Sanford Bernstein Mid-Cap Value Series

   .   Phoenix-Sanford Bernstein Small-Cap Value Series

   .   Phoenix-Van Kampen Comstock Series

   .   Phoenix-Van Kampen Equity 500 Index Series

PIMCO Variable Insurance Trust - Advisor Class

   .   PIMCO VIT CommodityRealReturn/TM/ Strategy Portfolio

   .   PIMCO VIT Real Return Portfolio

   .   PIMCO VIT Total Return Portfolio

Sentinel Variable Products Trust

   .   Sentinel Variable Products Balanced Fund

   .   Sentinel Variable Products Bond Fund

   .   Sentinel Variable Products Common Stock Fund

   .   Sentinel Variable Products Mid Cap Growth Fund

   .   Sentinel Variable Products Small Company Fund

Summit Mutual Funds, Inc. - Summit Pinnacle Series

   .   Summit S&P MidCap 400 Index Portfolio

The Universal Institutional Funds, Inc. - Class II Shares

   .   Van Kampen UIF Equity and Income Portfolio

Wanger Advisors Trust

   .   Wanger International Select


   .   Wanger International


   .   Wanger Select


   .   Wanger USA

/1/  Closed to new investment on March 24, 2008.

See Appendix A for additional information.


   The contract is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The contract may go down in value.

   The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

   Purchasing a variable annuity within a qualified plan does not provide any additional tax benefit. Variable annuities should not be sold in qualified plans because of the tax-deferral feature alone, but rather when other benefits, such as lifetime income payments and death benefit protection support the recommendation.


   This prospectus provides information that you should know before investing. Keep this prospectus for future reference. A Statement of Additional
Information ("SAI") dated       , 2008, is incorporated by reference and has
been filed with the SEC and is available free of charge by contacting us at the address or phone number listed below. A table of contents of the SAI is available on the last page of this prospectus. If you have any questions, please contact:


[LOGO]  Phoenix Life Insurance Company  [LOGO] Tel. 800/541-0171
        Annuity Operations Division
        PO Box 8027
        Boston, MA 02266-8027

                               TABLE OF CONTENTS

Heading                                                                    Page
-------                                                                    ----
Glossary of Special Terms.................................................   3
Summary of Expenses.......................................................   4
Contract Summary..........................................................   8
Financial Highlights......................................................  13
Financial Statements......................................................  13
Performance History.......................................................  13
The Variable Accumulation Annuity.........................................  14
Phoenix and the Separate Account..........................................  14
The Variable Investment Options...........................................  14
GIA.......................................................................  15
Deductions and Charges....................................................  16
   Annual Administrative Charge...........................................  16
   Daily Administrative Fee...............................................  16
   Guaranteed Minimum Accumulation Benefit Fee............................  16
   Guaranteed Minimum Income Benefit Rider Fee............................  16
   Guaranteed Minimum Withdrawal Benefit Fee..............................  16
   Mortality and Expense Risk Fee.........................................  18
   Tax....................................................................  19
   Transfer Charge........................................................  19
   Reduced Fees, Credits and Excess Interest for Eligible Groups..........  19
   Other Charges..........................................................  19
The Accumulation Period...................................................  19
   Accumulation Units.....................................................  20
   Accumulation Unit Values...............................................  20
   Purchase of Contracts..................................................  20
   Additional Programs....................................................  21
   Optional Benefits......................................................  25
   Surrender of Contract and Withdrawals..................................  42
   Contract Termination...................................................  43
   Payment Upon Death Before Maturity Date................................  43
Internet, Interactive Voice Response and Telephone Transfers..............  44
Market Timing and Other Disruptive Trading................................  45
The Annuity Period........................................................  46
   Annuity Payments.......................................................  46
   Annuity Payment Options................................................  46
   Other Conditions.......................................................  48
   Payment Upon Death After Maturity Date.................................  48
Variable Account Valuation Procedures.....................................  49
   Valuation Date.........................................................  49
   Valuation Period.......................................................  49
   Accumulation Unit Value................................................  49
   Net Investment Factor..................................................  49
Miscellaneous Provisions..................................................  49
   Assignment.............................................................  49
   Death Benefit..........................................................  49
   Payment Deferral.......................................................  49
   Free Look Period.......................................................  50
   Amendments to Contracts................................................  50
   Substitution of Fund Shares............................................  50
   Ownership of the Contract..............................................  50
   Inherited/Stretch Annuity Feature......................................  51
Federal Income Taxes......................................................  51
   Introduction...........................................................  51
   Income Tax Status......................................................  52
   Taxation of Annuities in General - Nonqualified Plans..................  52
   Additional Considerations..............................................  53
   Owner Control..........................................................  54
   Diversification Standards..............................................  55
   Taxation of Annuities in General - Qualified Plans.....................  55
Sales of Variable Accumulation Contracts..................................  59
Servicing Agent...........................................................  60
State Regulation..........................................................  60
Reports...................................................................  60
Voting Rights.............................................................  60
Texas Optional Retirement Program.........................................  61
The Phoenix Companies, Inc. - Legal Proceedings about Company Subsidiaries  61
SAI Table of Contents.....................................................  61
Appendix A - Investment Options........................................... A-1
Appendix B - Deductions for Taxes......................................... B-1
Appendix C - Financial Highlights......................................... C-1

Glossary of Special Terms

Most of the terms used throughout this prospectus are described within the text where they appear. Certain terms marked by italics when they first appear are defined below.

Account Value: The value of all assets held in the Separate Account.

Accumulation Unit: A standard of measurement for each investment option used to determine the value of a contract and the interest in the investment options prior to the maturity date and amounts held under Annuity Payment Option L.

Accumulation Unit Value: The value of one accumulation unit was set at $1.000 on the date assets were first allocated to each investment option. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period just ended.

Annuitant(s)/Joint Annuitant: There may be one or two annuitants. One is the primary annuitant and the other is considered to be the joint annuitant. Prior to the maturity date, the annuitants may be changed. However, there may be tax consequences.

Annuity Payment Option: The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See "Annuity Payment Options."

Annuity Unit: A standard of measurement used in determining the amount of each periodic payment under the variable Annuity Payment Options I, J, K, M and N. The number of annuity units in each investment option with assets under the chosen option is equal to the portion of the first payment provided by that investment option divided by the annuity unit value for that investment option on the first payment calculation date.

Annuity Unit Value: On the first valuation date selected by us, we set all annuity unit values in each investment option of the Separate Account at $1.00. The annuity unit value on any subsequent valuation date is equal to the annuity unit value of the investment option on the immediately preceding valuation date multiplied by the net investment factor for that investment option for the valuation period divided by 1.00 plus the rate of interest for the number of days in the valuation period based on the assumed investment rate.

Claim Date: The valuation date following receipt of a certified copy of the death certificate at our Annuity Operations Division.

Contract Date: The date that the initial premium payment is invested under a contract.

Contract Owner (owner, you, your): Usually the person or entity to whom we issue the contract.


Contract Value: Prior to the maturity date, the sum of all accumulation units held in the investment options of the Separate Account and the value held in the GIA. For Tax-sheltered Annuity plans (as described in Internal Revenue Code
(IRC) Section 403(b)) with loans, the contract value is the sum of all accumulation units held in the investment options of the Separate Account and the value held in the GIA plus the value held in the Loan Security Account, and less any Loan Debt.


Death Benefit Options: The selected death benefit option determines the method of death benefit calculation upon death of the owner or if there are more than one owner on the earliest death of any of the owners.

Fixed Payment Annuity: An annuity payment option providing payments with a fixed dollar amount after the first payment is made.

GIA: An investment option under which premium amounts are guaranteed to earn a fixed rate of interest.

Inherited/Stretch Annuity: A post-death distribution option that provides an extended payout option for the beneficiary of a deceased Owner's Contract.

Maturity Date: The date elected by the owner as to when annuity payments will begin. Unless we agree otherwise, the maturity date will not be any earlier than the fifth contract anniversary and no later than the younger annuitant's 95/th/ birthday or ten years from the contract date. The election is subject to certain conditions described in "The Annuity Period." If more than one annuitant, the primary annuitant's age will be used to determine that maturity date.

Minimum Guaranteed Interest Rate: The minimum interest rate credited to amounts held in the GIA. This rate will never be less than the statutory required minimum interest rate under applicable state insurance law.

Minimum Initial Payment: The amount that you pay when you purchase a contract. We require minimum initial premium payments of:

   .   Nonqualified plans--$5,000

   .   Bank draft program--$50

   .   Qualified plans--$2,000

Net Asset Value: Net asset value of a series' shares is computed by dividing the value of the net assets of the series by the total number of series outstanding shares.

Phoenix (our, us, we, company): Phoenix Life Insurance Company.

Valuation Date: A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and Phoenix is open for business.

Summary of Expenses

The following tables describe the fees and expenses that you will pay when owning and surrendering the contract. There are no additional fees, other than the contract fees set forth below, charged at the time you purchase this contract.

This table describes the fees and expenses that you will pay at the time that you surrender the contract or transfer value between the investment options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

   Deferred Surrender Charge (as a percentage of amount surrendered:

       Age of Premium Payment in Complete Years 0           7%
       Age of Premium Payment in Complete Years 1           6%
       Age of Premium Payment in Complete Years 2           5%
       Age of Premium Payment in Complete Years 3           4%
       Age of Premium Payment in Complete Years 4           3%
       Age of Premium Payment in Complete Years 5           2%
       Age of Premium Payment in Complete Years 6           1%
       Age of Premium Payment in Complete Years 7+       None
   Transfer Charge/1/
       Current                                           None
       Maximum                                          $  20

/1/ We reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. See "Transfer Charge."

This table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including annual fund fees and expenses.

ANNUAL ADMINISTRATIVE CHARGE
   Current/2/                                      $35
   Maximum                                         $35

MAXIMUM ANNUAL SEPARATE ACCOUNT EXPENSES (as a percentage of average Account
  Value)


   Death Benefit Option 1 - Return of Premium
   Mortality and Expense Risk Fee                      1.08%/3/
   Daily Administrative Fee                             .13%/3/
       Total Annual Separate Account Expenses          1.20%

   Death Benefit Option 2 - Annual Step-Up
   Mortality and Expense Risk Fee                      1.23%/3/
   Daily Administrative Fee                             .13%/3/
       Total Annual Separate Account Expenses          1.35%


/2/ This charge is deducted annually on the contract anniversary on a pro rata basis from each of the selected investment options. See "Deductions and Charges."


/3/  The actual fee charged is 0.005% lower than the charge shown.

                             Optional Benefit Fees

This table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including annual fund fees and expenses, if you elect an optional benefit. These fees are charged in addition to the maximum annual Separate Account Expenses.


Only one of the following guaranteed minimum benefit options can be elected. Consult with your financial advisor as to whether the GMAB, the GMIB, the Phoenix Flexible Withdrawal ProtectorSM or, until that benefit is available, the GMWB fits your particular needs.


             GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB) FEE1,4

  (as a percentage of the greater of the Guaranteed Amount or Contract Value)


Maximum                                            1.00%
Current rate, effective 5/1/08                     0.75%


                GUARANTEED MINIMUM INCOME BENEFIT (GMIB) FEE2,4

   (as a percentage of the greater of the Guaranteed Annuitization Value or
                                Contract Value)


Maximum                                            1.00%
Current rate, effective 5/1/08                     0.75%


               GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) FEE3

        (Effective May 1, 2007 until ______ or the later date on which Phoenix Flexible Withdrawal Protector/SM/ becomes available in your state )


    (as a percentage of the greater of the Benefit Base and Contract Value)

Single Life Option


Maximum                                            1.50%
Current                                            0.75%


Spousal Life Option


Maximum                                            1.50%
Current                                            0.95%



                       PHOENIX WITHDRAWAL PROTECTOR/SM/
              GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) FEE/5/
            (Effective __________, 2008 subject to state approval)

  (as a percentage of the greater of the Benefit Base/6/ and Contract Value)


                                         Single Life Option Spousal Life Option
                                         ------------------ -------------------
Maximum fee for New York contracts and
  other contracts without Extended Care
  Enhancement                                   2.50%              2.50%
Maximum additional fee to add Extended
  Care Enhancement*                             0.50%              0.50
Current fee for New York Contracts and
  other contracts without Extended Care
  Enhancement/7/                                0.85%              1.10%
Current additional fee to add Extended
  Care Enhancement/7*/                          0.20%              0.20%

/1/ The Guaranteed Minimum Accumulation Benefit fee is deducted annually on the contract anniversary, only if the benefit is selected. The fee percentage is locked in at the time you elect the benefit. See "Optional Benefits."

/2/ The Guaranteed Minimum Income Benefit fee is deducted annually on the contract anniversary only if the benefit is selected. The fee percentage is locked in at the time you elect the benefit. See "Optional Benefits."

/3/ The Guaranteed Minimum Withdrawal Benefit fee is deducted annually on the contract anniversary only if the benefit is elected. The fee will vary depending on which option you elect. For GMWB, the current fee applies at the time you elect the benefit. The fee percentage may be subject to increases after election, but will not exceed the maximum charge of 1.50%. See "Optional Benefits."

/4/ For rates effective in prior periods, please contact the Annuity Operations Division.


/5/ If you choose this rider, you must allocate all premium and contract value to an approved asset allocation program. The rider fee is deducted on each contract anniversary when the rider is in effect for your contract and is generally deducted on a pro rata basis from each investment option and, if allocation to the GIA is then permitted, the GIA in which the contract has value. Upon contract surrender or rider termination, we will deduct a portion of the annual rider fee for the portion of the contract year elapsed from the surrender proceeds or the contract value, respectively.

/6/ The Benefit Base for Phoenix Flexible Withdrawal Protector is an amount we calculate solely to determine the value of the benefit(s) provided by the rider and, unlike Contract Value, is not available for withdrawals or surrenders. The Benefit Base is affected by various factors including withdrawals and premium payments. See the description of this rider in "Optional Benefits" for information about how the Benefit Base is calculated and used.

/7/ We may change the current fees. If you accept an automatic step-up of the Benefit Base as provided by the rider, you will then pay the current fee in effect at the time of this step-up. See "Optional Benefits", "Phoenix Flexible Withdrawal Protector", and "Automatic Step-Up" for a description of the automatic step-up feature, the impact of a step-up on your rider fee, and how you may decline a step-up.

*  Extended Care Enhancement is not available with New York contracts.


The table below shows the minimum and maximum fees and expenses as a percentage of daily net assets, for the year ended December 31, 2007, charged by the funds that you may pay indirectly during the time that you own the contract. More detail concerning each of the fund's fees and expenses is contained in the prospectus for each fund. Total Annual Fund Operating Expenses are deducted from a fund's assets and include management fees, distribution fees, distribution and/or 12b-1 fees, and other expenses.

                     Total Annual Fund Operating Expenses


                                                          Minimum Maximum
                                                          ------- -------
       Gross Annual Fund Operating Expenses                0.31%   1.89%
       Net Annual Fund Operating Expenses/1/               0.28%   1.73%


/1/ Phoenix Variable Advisors, Inc, advisor to the Phoenix Edge Series Fund, and other advisors and/or other service providers to the funds have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Total Annual Fund Operating Expenses shown in the first row of the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses shown in the second row reflects the effect of fee reductions and waiver arrangements that are contractually in effect at least through April 30, 2009. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund's prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.

EXPENSE EXAMPLES


These examples will help you compare the cost of investing in the contract if you elect the Phoenix Flexible Withdrawal Protector Rider with the Extended Care Enhancement (the Extended Care Enhancement is not available for contracts issued in the State of New York). These examples reflect the maximum charges under the contract including the maximum fee of 3.00% for the Phoenix Flexible Withdrawal Rider with Extended Care Enhancement.

If you surrender your contract prior to the Maturity Date or after the Maturity Date under Variable Annuity Payment Options K or L, your maximum costs at the end of each time period shown would be:


Death Benefit Option 1


1 Year 3 Years 5 Years 10 Years
------ ------- ------- --------
$1,237 $2,252  $3,240   $5,780


Death Benefit Option 2


1 Year 3 Years 5 Years 10 Years
------ ------- ------- --------
$1,252 $2,292  $3,302   $5,878


If you do not surrender or do not annuitize your contract at the end of the applicable time period, your maximum costs would be:

Death Benefit Option 1


1 Year 3 Years 5 Years 10 Years
------ ------- ------- --------
 $607  $1,802  $2,970   $5,780


Death Benefit Option 2


1 Year 3 Years 5 Years 10 Years
------ ------- ------- --------
 $622  $1,842  $3,032   $5,878



These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, maximum annual administrative charges, maximum transfer charges, maximum contract fees, maximum of all applicable riders and benefit fees, separate account annual expenses, and the maximum annual fund operating expenses that were charged for the year ended 12/31/07.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds and that you have allocated all of your contract value to the fund with the maximum fees and expenses. Although your actual costs may be higher or lower based on these assumptions, your costs are shown in the table to the left.

Contract Summary

   This prospectus contains information about the material rights and features of the annuity contract that you should understand before investing. This summary describes the general provisions of the annuity contract.

Overview

   It's designed to give you maximum flexibility in obtaining your investment goals. The contract is intended for those seeking income and long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans should note that this contract does not provide any additional tax deferral benefits beyond those provided by the qualified plan and should not consider the contract for its tax treatment, but for its investment and annuity benefits. For more information, see "Purchase of Contracts."

   The contract offers a combination of variable and fixed investment options. Investments in the variable options provide results that vary and depend upon the performance of the underlying funds and the owner assumes the risk of gain or loss according to the performance of the underlying funds while investments in the GIA provide guaranteed interest earnings subject to certain conditions. There is no guarantee that at maturity date the contract value will equal or exceed payments made under the contract.

   For more information, see "Investments of the Account," and "GIA."

   You also select a death benefit option that is suitable to your financial objectives. The death benefit options differ in how the death benefit is calculated and in the amount of the mortality and expense risk fee. Certain age restrictions may apply to each death benefit option. For more information, see "The Accumulation Period--Payment Upon Death Before the Maturity Date" and "Taxation of Annuities in General--Nonqualified Plans" and "Taxation of Annuities in General--Qualified Plans."


   You may elect one of the following optional benefits with the contract:

   .   a Guaranteed Minimum Accumulation Benefit (GMAB),

   .   a Guaranteed Minimum Income Benefit (GMIB), or

   . a Guaranteed Minimum Withdrawal Benefit (GMWB), also called the Phoenix Flexible Withdrawal Protector, available, for an additional fee, with an Extended Care Enhancement (Extended Care Enhancement is not available with New York contracts). Taking withdrawals from the contract while the rider is in effect may reduce the benefit of the rider. See "Optional Benefits" for details.

We call these benefits "Optional Guaranteed Benefits". These benefits are provided by rider and have their own fees. If you elect an Optional Guaranteed Benefit other than GMIB, you must allocate all premium and contract value to an asset allocation program we approve for use with these riders. For more information, see "Deductions and Charges", "Additional Programs" and "Optional Benefits".


Suitability

   Annuities are designed for long-term financial planning and are not designed for short-term investment strategies. You should make sure you understand all the options for payment and how long you must wait before annuity payments begin. Additionally, while an annuity offers the potential for appreciation, fees, charges, and poor investment performance can negatively affect the value of your annuity. You bear the investment risk, whether a gain or loss, for any contract value allocated to the Separate Account.

   Annuities that are offered to fund a qualified plan, such as an Individual Retirement Account, do not provide any additional tax deferred advantages. If your only or main investment objective is tax deferral, an annuity product may be more expensive than other products that provide tax deferred benefits.

Replacements

   Replacing any existing contract with this contract may not be to your advantage. You should talk with your registered representative before you replace your variable annuity contract. You should carefully compare the risks, charges, and benefits of your existing contract to the replacement policy to determine if replacing your existing contract benefits you. Additionally, replacing your contract could result in adverse tax consequences so you should also consult with your tax professional. You should know that once you have replaced your variable annuity contract, you generally cannot reinstate it unless the insurer is required to reinstate the previous contract under state law. This is true even if you choose not to accept your new variable annuity contract during your "free look" period.

Conflicts of Interest

   Broker-dealers and registered representatives often sell products issued by several different and unaffiliated insurance companies and the amount of compensation payable may vary significantly. Additionally, compensation paid to a broker-dealer or registered representative will also vary between products issued by the same insurance company, including additional compensation payable as part of certain service arrangements. A broker-dealer and its registered representatives may have an incentive to promote or sell one product over another depending on these differences in the compensation, potentially resulting in the sale of a product that may not be the best product to suit your needs. You should talk to your registered representative if you have questions about potential conflicts of interest that may be created by varying compensation plans. You can find more information about the types of compensation arrangements we offer in the "Sales of Variable Contracts" section of this prospectus.

Investment Features

Flexible Premium Payments

   . Other than the minimum initial payment, there are no required premium payments.

   .   You may make premium payments anytime until the maturity date.

   .   You can vary the amount and frequency of your premium payments.

Minimum Premium Payment

   . Generally, the minimum initial premium payment is $2,000 for a qualified plan and $5,000 for nonqualified plans. For more information, see "Purchase of Contracts."

Allocation of Premium Payments and Contract Value

   . Premium payments are invested in one or more of the investment options and the GIA. Each investment option invests directly in a professionally managed fund.

   . Prior to the Maturity Date, you may elect to transfer all or any part of the Contract Value among one or more investment options or the GIA, subject to the limitations established for the GIA and the restrictions related to disruptive trading and market timing. After the Maturity Date under variable annuity payment options, you may elect to transfer all or any part of the Contract Value among one or more investment options. For more information, refer to "GIA," "Internet, Interactive Voice Response and Telephone Transfers," and "Market Timing and Other Disruptive Trading."

   . The Contract Value allocated to the investment options varies with the investment performance of the funds and is not guaranteed.

   . The Contract Value allocated to the GIA will depend on deductions taken from the GIA and interest accumulated at rates we set. For contracts issued after May 1, 2008, subject to state insurance department approval, the Minimum Guaranteed Interest Rate will equal the statutory required minimum interest rate under applicable state insurance law where the contract is delivered (generally between 1% and 3%).

   . Payments and transfers to the GIA are subject to the Maximum GIA Percentage. The maximum GIA percentage is the maximum amount of a premium payment or total contract value that can be allocated to the GIA. The maximum amount is expressed as a percentage and that percentage will never be less than 5%.


   . You may participate in one of the asset allocation programs we offer. Participation in a program is optional, unless you elect an Optional Guaranteed Benefit other than the Guaranteed Minimum Income Benefit
       (GMIB). If you elect an Optional Guaranteed Benefit, other than GMIB, you must allocate all premium payments and Contract Value to one of the programs approved for use with those benefits. We may offer other programs in the future, however, whether those programs will be made available to both current and prospective contract owners will be determined at the sole discretion of the Company. For more information about the programs, refer to "Asset Allocation and Strategic Programs" below.


Withdrawals

   . You may partially or fully surrender the contract anytime for its contract value less any applicable surrender charge and premium tax.

   . Each year you may withdraw part of your contract value free of any surrender charges. In the first contract year, you may withdraw up to 10% of the contract value at the time of the first withdrawal without surrender charges. In subsequent years, the free withdrawal amount is 10% of the contract value as of the end of the previous contract year. Any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year, up to a maximum of 30% of your contract value as of the last contract anniversary. For more information, see "Deductions and Charges--Surrender Charges."

   . Withdrawals may be subject to a 10% penalty tax. For more information, see "Federal Income Taxes."

   . Prior to the maturity date, contract owners who have elected the Guaranteed Minimum Income Benefit Rider ("GMIB"), may request partial withdrawals to be made either pro rata from all investment options and the GIA or from a specific investment option.

Deductions and Charges

From the Contract Value

   . Annual Administrative Charge--maximum of $35 each year. For more information, see "Deductions and Charges."

   . Guaranteed Minimum Accumulation Benefit fee--The current fee 0.75% multiplied by the greater of the guaranteed amount and the contract value on the date the fee is deducted. For more information, see "Deductions and Charges."

   . Guaranteed Minimum Income Benefit Rider fee--The current fee is 0.75% multiplied by the greater of the guaranteed annuitization value and the contract value on the date the fee is deducted. For more information, see "Deductions and Charges."

   . Guaranteed Minimum Withdrawal Benefit fee--the fee percentage will vary depending on which option of GMWB you elect. The fee is equal to a stated percentage multiplied by the greater of the Benefit Base and Contract Value on the date the fee is deducted.


        GMWB - Effective May 1, 2007 and available through ______, 2008


         Single Life Option                     Spousal Life Option
         ------------------            -------------------------------------
                0.75%                                  0.95%

We may increase the rider fee percentage, but it will not exceed the maximum rider fee percentage of 1.50%.


   . Phoenix Flexible Withdrawal Protector fee-the fee is equal to a stated percentage multiplied by the greater of the Benefit Base and the Contract Value. The fee for this rider depends on whether you choose the single life option or the spousal life option. Additionally, if you choose the Extended Care Enhancement (not available for contracts issued in the state of New York) for your rider, we assess a charge for that feature. The current fees are shown in the table of "Optional Benefit Fees". The fee for your rider may change if you do not decline an automatic step-up provided by the rider. If you do not decline an automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base. See "Optional Benefits" for additional information about the impact of an automatic step-up on your rider and your ability to decline a step-up. The maximum fee for the Phoenix Flexible Withdrawal Protector is 2.50% without the Extended Care Enhancement and 3.00% if the rider is elected with the Extended Care Enhancement.


..   Surrender Charges--may occur when you surrender your contract or request a withdrawal if the assets have not been held under the contract for a specified period of time. If we impose a surrender charge, it is deducted from amounts withdrawn. The surrender charge is designed to recover the expense of distributing contracts that are terminated before distribution expenses have been recouped from revenue generated by these contracts. No surrender charges are taken upon the death of the owner before the maturity date. A declining surrender charge is assessed on withdrawals in excess of the free withdrawal amount, based on the date the premium payments are deposited:

Percent                                         7%  6%  5%  4%  3%  2%  1%  0%
-------                                         --  --  --  --  --  --  --  --
Complete Premium Payment Years                  0   1   2   3   4   5   6   7+

   . Taxes--from the contract value upon premium payment or commencement of annuity payments.

      . Phoenix will reimburse itself for such taxes upon the remittance to the applicable state.

   . Transfer Charge--currently, there is no transfer charge; however, we reserve the right to charge up to $20 per transfer after the first 12 transfers each contract year. For more information, see "Deductions and Charges."

From the Separate Account

   . Daily administrative fee--currently, 0.125% annually. For more information, see "Deductions and Charges."

   . Mortality and expense risk fee--varies based on the death benefit option selected. For more information, see "Deductions and Charges."

Other Charges or Deductions

   In addition, certain charges are deducted from the assets of the funds for investment management services. For more information, see the fund prospectuses.

Death Benefit

   The death benefit is calculated differently for each death benefit option and the amount varies based on the option selected.

Death Benefit Options

   The contract offers two death benefit options. At purchase, you select a death benefit option that best meets your financial needs. Each death benefit option varies in the method of death benefit calculation, the amount of the mortality and expense risk fee. Age restrictions apply to certain death benefit options.

   For more information, see "The Accumulation Period--Payment Upon Death Before Maturity Date."

Additional Information

Free Look Period


   You have the right to review and return the contract. If for any reason you are not satisfied, you may return it within 10 days (or later, if applicable state law requires) after you receive it and cancel the contract. You will receive in cash the contract value. However, if applicable state law requires a return of premium payments less any withdrawals, we will return the greater of premium payments less any withdrawals or the Contract Value less any applicable surrender charges.

   For more information, see "Free Look Period."

Termination

   If on any valuation date the total contract value equals zero, the contract will immediately terminate.

Financial Highlights

   Financial highlights give the historical value for a single unit of each of the available investment options and the number of units outstanding at the end of each of the past 10 years, or since the investment option began operations, if less. These tables are highlights only.

   More information, including the Separate Account and Company Financial Statements, is in the SAI and in the annual report. You may obtain a copy of the SAI by calling the Annuity Operations Division at 800/541-0171.

   There are different sets of financial highlight tables in this prospectus, please be sure you refer to the appropriate set for your contract. The tables are set forth in Appendix C.

Financial Statements

   The financial statements of Phoenix Life Variable Accumulation Account as of December 31, 2007, and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page one. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account or on Guaranteed Interest Account rates that we credit during a guarantee period.

Performance History

   We may include the performance history of the investment options in advertisements, sales literature or reports. Performance information about each investment option is based on past performance only and is not an indication of future performance. Historical returns are usually calculated for one, five and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option. Standardized average annual total return is measured by comparing the value of a hypothetical $1,000 investment in the investment option at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of all applicable contract charges except for taxes (which may vary by state). See the SAI for more information.

The Variable Accumulation Annuity

   The individual deferred variable accumulation annuity contract (the "contract") issued by Phoenix is significantly different from a fixed annuity contract in that, unless the GIA is selected, it is the owner under a contract who bears the risk of investment gain or loss rather than Phoenix. To the extent that premium payments are not allocated to the GIA, the amounts that will be available for annuity payments under a contract will depend on the investment performance of the amounts allocated to the investment options. Upon the maturity of a contract, the amounts held under a contract will continue to be invested in the Separate Account and monthly annuity payments will vary in accordance with the investment experience of the investment options selected. However, a fixed annuity may be elected, in which case the amounts held under a contract will be transferred to the General Account of Phoenix and Phoenix will guarantee specified monthly annuity payments.

Phoenix and the Separate Account

   On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company incorporated on May 1, 1851, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix. As part of the demutualization, Phoenix became a wholly owned subsidiary of The Phoenix Companies, Inc., a newly formed, publicly traded Delaware corporation.

   Our executive and our administrative offices are located at One American Row, Hartford, Connecticut, 06103-2899. Our New York principal office is at 31 Tech Valley Drive, East Greenbush, New York 12061. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

   On June 21, 1982, we established the Separate Account, a separate account created under the insurance laws of Connecticut. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and it meets the definition of a "separate account" under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Separate Account or of Phoenix Life Insurance Company.

   On July 1, 1992, the Account's domicile was transferred to New York. Under New York law and the contracts, all income, gains or losses, whether or not realized, of the Separate Account must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains or losses of Phoenix. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that Phoenix may conduct. The Separate Account has several investment options that invest in underlying mutual funds. Obligations under the contracts are obligations of Phoenix Life Insurance Company.

   Contributions to the GIA are not invested in the Separate Account; rather, they become part of the general account of Phoenix (the "General Account"). The General Account supports all insurance and annuity obligations of Phoenix and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more information, see "GIA."

The Variable Investment Options

   You choose the variable investment options to which you allocate your premium payments. These variable investment options are investment options of the Separate Account. The investment options invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and you should not compare the two.

   The underlying funds offered through this product are selected by the company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund's investment advisor, or its distributor. Finally, when the company develops a variable annuity (or life) product in cooperation with a fund family or distributor (e.g. a "private label" product), the company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the company's selection criteria.

   Each underlying fund is reviewed periodically after having been selected. Upon review, the company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant contract owner assets.

   In addition, if any of the underlying funds become unavailable for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the contract, we may substitute another variable investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new variable investment options available.


   Each investment option of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any investment option will achieve its stated investment objective.


   You will find detailed information about the underlying funds and their inherent risks in the current prospectuses for the underlying funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the underlying funds will meet its investment objectives. Copies of the fund prospectuses may be obtained by contacting us at the address or telephone number provided on the first page of this prospectus.

Administrative, Marketing and Support Service Fees

   The Company and the principal underwriter for the Contracts have entered into agreements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the underlying funds. We have also entered into agreements with the Phoenix Edge Series Fund and its advisor, Phoenix Variable Advisors, Inc., with whom we are affiliated. These agreements compensate the Company and the principal underwriter for the Contracts for providing certain administrative, marketing, or other support services to the underlying funds.

   Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the company and the principal underwriter for the contracts incur in promoting, issuing, distributing and administering the Contracts. As stated previously, such payments are a factor in choosing which funds to offer in the Company's variable products. These payments may be significant and the Company and its affiliates may profit from them.

   The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the contract or other contracts offered by the company. The amount of the fee that an underlying fund and its affiliates pay the company and/or the company's affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the distribution and/or service fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its total annual operating expenses and is not paid directly from the assets of your variable insurance product.

GIA


   Note: Currently if you have the GMAB, GMWB, or Phoenix Flexible Withdrawal Protector in effect for your contract, you cannot transfer Contract Value or allocate premiums to the GIA. Your premiums must be allocated to an asset allocation or strategic program. We may remove this restriction at any time in the future, e.g. if you participate in an Enhanced Dollar Cost Averaging Program.


   In addition to the Separate Account, you may allocate premiums or transfer values to the GIA. Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit interest at a higher rate than the minimum for new and existing deposits.

   We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

   Prior to the Maturity Date you may make transfers into or out of the GIA subject to the GIA restrictions described in this section. In general, you may make only one transfer per year out of the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the contract value in the GIA as of the date of the transfer. Also, the total contract value allocated to the GIA may be transferred out to one or more of the investment options over a consecutive 4-year period according to the following schedule:

   .     Year One:         25% of the total value
   .     Year Two:         33% of remaining value
   .     Year Three:       50% of remaining value
   .     Year Four:        100% of remaining value

   Transfers from the GIA may also be subject to other rules as described throughout this prospectus. The GIA is available only during the accumulation phase of your contract.

   Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the 1940 Act, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

GIA Restrictions

   Contracts are subject to a Maximum GIA Percentage contained in the contract that restricts investments in the GIA. The Maximum GIA Percentage will never be less than 5%. No more than the Maximum GIA Percentage of each premium payment may be allocated to the GIA. We will not permit transfers into the GIA during the first year, nor allow any transfers during subsequent years that would result in GIA investments exceeding the Maximum GIA Percentage of contract value. These restrictions are subject to state insurance department approval. If you have the Guaranteed Minimum Accumulation Benefit (GMWB) or Phoenix Flexible Withdrawal Protector in effect for your contract, you may not allocate premiums or transfer values to the GIA. These restrictions as well as the availability of the GIA are subject to state insurance department approval.


Deductions and Charges

Annual Administrative Charge

   We deduct an annual administrative charge from the contract value. This charge is used to reimburse us for some of the administrative expenses we incur in establishing and maintaining the contracts.

   The maximum annual administrative charge under a contract is $35. This charge is deducted annually on the contract anniversary date. It is deducted on a pro rata basis from the investment options or GIA in which you have an interest. If you fully surrender your contract, the full administrative fee if applicable, will be deducted at the time of surrender. The administrative charge will not be deducted (either annually or upon withdrawal) if your contract value is $50,000 or more on the day the administrative charge is due. This charge may be decreased but will never increase. If you elect Annuity Payment Options I, J, K, M or N, the annual administrative charge after the maturity date will be deducted from each annuity payment in equal amounts.

Daily Administrative Fee

   We make a daily deduction from the contract value to cover the costs of administration. This fee is based on an annual rate of 0.125% and is taken against the net assets of the investment options. It compensates the company for administrative expenses that exceed revenues from the annual administrative charge described below. (This fee is not deducted from the GIA.)

Guaranteed Minimum Accumulation Benefit Fee


   If the Guaranteed Minimum Accumulation Benefit rider is part of your contract, we will deduct a fee. For contracts issued between May 1, 2007 and April 30, 2008, the fee was 0.50%. For contracts issued beginning on May 1, 2008, the fee is 0.75% multiplied by the greater of the guaranteed amount and the contract value on the date the fee is deducted. The fee is deducted on each contract anniversary during the ten-year term. If this benefit terminates on a contract anniversary prior to the end of the term for any reason other than death or commencement of annuity payments, the entire fee will be deducted. If this benefit terminates on any other day prior to the end of the term for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The rider fee will be deducted from the total Contract Value with each investment option bearing a pro rata share of such fee based on the proportionate Contract Value of each investment option. We will waive the fee if the benefit terminates due to death or commencement of annuity payments. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.


   The fee percentage is locked in at the time you elect this benefit. Currently, the fee percentage is equal to 0.75%, multiplied by the greater of the guaranteed amount and Contract Value on the day that the fee is deducted. However, we reserve the right to charge up to 1.000%, multiplied by the greater of the guaranteed amount or Contract Value on the day that the fee is deducted.

   If you elect the Guaranteed Minimum Accumulation Benefit, you will be unable to elect the Guaranteed Minimum Income Benefit or the Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Income Benefit Rider Fee


   If the Guaranteed Minimum Income Benefit rider is part of your contract, we will deduct a fee. For contracts issued beginning on May 1, 2008, the fee is 0.75% multiplied by the greater of the guaranteed annuitization value and the contract value on the date the fee is deducted. Prior to May 1, 2008, the fee for this rider was equal to 0.60% multiplied by the greater of the guaranteed annuitization value or the Contract Value on the date the rider fee is deducted. The fee is deducted on each contract anniversary that this rider is in effect. If this rider terminates on the contract anniversary, the entire fee will be deducted. If this rider terminates on any other day, a pro rated portion of the fee will be deducted. The rider fee will be deducted from the total Contract Value with each investment option and GIA, if available, bearing a pro rata share of such fee based on the proportionate Contract Value of each investment option and GIA. For New York contracts, no fee will be deducted from the GIA. We will waive the rider fee if the Contract Value on any contract anniversary is greater than twice the guaranteed annuitization value. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

   The maximum fee percentage is 1.00% multiplied by the greater of the guaranteed annuitization value or the Contract Value on the date the fee is deducted. The fee percentage is locked in at the time you elect this benefit. Currently the fee percentage for this rider is equal to 0.75% multiplied by the greater of the guaranteed annuitization value or the Contract Value on the date the rider fee is deducted.


   If you elect the Guaranteed Minimum Income Benefit, you will be unable to elect the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Withdrawal Benefit Fee

   If the Guaranteed Minimum Withdrawal Benefit rider is part of your contract, we will deduct a fee. The fee is deducted on each contract anniversary that this rider is in effect. If this rider terminates on a contract anniversary for any reason other than death or commencement of annuity payments, the entire fee will be deducted. If this rider terminates on any other day, for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The rider fee will be deducted from the total Contract Value with each investment option bearing a pro rata share of such fee based on the proportionate Contract Value of each investment option. We will waive the fee if the benefit terminates due to death or commencement of annuity payments. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

   The fee percentage will vary depending on when you elect GMWB and which option of GMWB you elect. The fee is equal to a stated percentage multiplied by the greater of the Benefit Base and Contract Value on the date that the fee is deducted. The current fee percentages are listed below:


      GMWB - Effective May 1, 2007 and available through __________, 2008


          Single Life Option                     Spousal Life Option
--------------------------------------  --------------------------------------
                0.75%                                   0.95%

   We may increase the rider fee percentage, but it will not exceed the maximum rider fee percentage of 1.50%.

   If you elect the Guaranteed Minimum Withdrawal Benefit, you will be unable to elect either the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit.


Phoenix Flexible Withdrawal Protector Fee

If you have elected Phoenix Flexible Withdrawal Protector for your contract, we will deduct the rider fee on each rider anniversary while the rider is in effect. Currently, the rider anniversary is the same as the contract anniversary. The fee for this rider is a percentage of the greater of Contract Value or the rider Benefit Base on the date the fee is deducted. We calculate and deduct the rider fee amount after any applicable roll-up and before any automatic step-up of the rider Benefit Base.

Sample calculation of the rider fee

Assume that you have reached the end of first rider year, and that your rider fee percentage is 0.85%, your initial Benefit Base was $100,000, you made an additional premium payment of $10,000 during the first rider year and your Contract Value is $110,500. Also, assume that you made no withdrawals during the rider year and that you have not elected to opt-out of automatic step-ups.

The Benefit Base at the end of the first rider year is equal to the Benefit Base on the rider date ($100,000) plus the amount of the additional premium payment ($10,000) or $110,000.

Assume that your roll-up percentage is 6.5%. The roll-up amount is equal to 6.5% multiplied by the Benefit Base on the rider date ($100,000) plus the sum of all subsequent premium payments made during the first rider year or [6.5% * ($100,000 + $10,000)] = $7,150.

The Benefit Base after roll-up is the current Benefit Base ($110,000) compared to the following amount: the current Benefit Base ($110,000) plus the roll-up amount for the first rider year ($7,150). The Benefit Base after roll-up is therefore $117,150 ($110,000 + $7,150).

Your rider fee is $996 (0.85% of the greater of $110,500 and the $117,150). This rider fee is assessed against your Contract Value and your Contract Value becomes $109,504 ($110,500-$996).

When we calculate the step-up, we begin that calculation using the current Contract Value, which in this example is $109,504.

The maximum fee percentage for Phoenix Flexible Withdrawal Protector is 2.50% and the maximum additional fee percentage to add the optional Extended Care Enhancement is 0.50% (Extended Care Enhancement not available for contracts issued in the state of New York). The current fee for Phoenix Flexible Withdrawal Protector varies depending on whether the single life or spousal life option is selected. While we do not currently do so, we may in the future charge different fees depending on the asset allocation program you select. An additional current fee amount is charged if you add the Extended Care Enhancement. This fee is currently 0.20% for either the single or spousal life option and is assessed along with and in the same manner as the fee for the Phoenix Flexible Withdrawal Protector without the Extended Care Enhancement. See the table of "Optional Benefit Fees" for details.

You should know that we may increase your fee on the date of any automatic step-up to the Benefit Base for this rider. If you do not decline an automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base. In any case, the fee will not exceed the maximum percentage. See "Optional Benefits", "Phoenix Flexible Withdrawal Protector" for additional information on the potential impact of the step-up feature on the rider fee and your ability to decline the step-up.

Unless we agree otherwise, the rider fee will be deducted from total Contract Value with each investment option, and if allocation to the GIA is then permitted, the GIA in which the contract has value bearing a pro rata share of such fee based on the proportionate value in each of those accounts.

If you surrender the contract on a date other than a contract anniversary, we will deduct a proportional rider fee, calculated as described below, from the amount paid on surrender. If the rider terminates, we will deduct a proportional rider fee, calculated as described below, on the date of termination. The proportional rider fee is calculated by multiplying the fee percentage then in effect for the rider by the greater of the Benefit Base or the Contract Value on the date you surrender the contract or the date the rider terminates, as applicable, and then multiplying the amount by the result of the number of days elapsed in the rider year divided by the total number of days in that year.


Mortality and Expense Risk Fee

   We make a daily deduction from each investment option for the mortality and expense risk fee. The charge is assessed against the daily net assets of the investment options and varies based on the death benefit option you selected. The maximum charge, which is the charge currently in effect, under each death benefit option is equal to the following percentages on an annual basis:

            Death Benefit                           Death Benefit
          Option 1 - Return                       Option 2 - Annual
              of Premium                               Step-up
--------------------------------------  --------------------------------------
                1.075%                                  1.225%


   Although you bear the investment risk of the investment options in which you invest, once you begin receiving annuity payments that carry life contingencies the annuity payments are guaranteed by us to continue for as long as the annuitant lives. We assume the risk that annuitants as a class may live longer than expected (requiring a greater number of annuity payments) and that our actual expenses may be higher than the expense charges provided for in the contract.


   In assuming the mortality risk, we promise to make these lifetime annuity payments to the owner or other payee for as long as the annuitant lives.

   No mortality and expense risk fee is deducted from the GIA. If the charges prove insufficient to cover actual administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to us.


   We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Separate Account and the contract owners.


Surrender Charges


   A surrender charge may apply to withdrawals or a full surrender of the contract prior to the Maturity Date or after the Maturity Date under Variable Annuity Payment Options K or L. The amount of a surrender charge depends on the period of time your premium payments are held under the contract. The surrender charge is designed to recover the expense of distributing contracts that are terminated before distribution expenses have been recouped from revenue generated by these contracts. They are contingent charges because they are paid only if you surrender your contract within the surrender period. The surrender charge schedule is shown in the chart below. Surrender charges are waived on the free withdrawal amount and death benefits. Surrender charges will also be waived when you begin taking annuity payments, provided your contract has been in effect for five years. No surrender charge will be taken after the annuity period has begun except with respect to unscheduled withdrawals under Annuity Payment Options K or L. For more information, see "Annuity Payment Options." Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to premium payments in the order your premium payments were received.


   The surrender charge is deducted from amounts withdrawn in excess of the free withdrawal amount available at the time of the withdrawal up to the total of all premium payments paid less any prior withdrawals for which a surrender charge was paid. The free withdrawal amount is equal to 10% of the contract value. In the first contract year, you may withdraw up to 10% of the contract value at the time of the first withdrawal without surrender charges. In subsequent years, the free withdrawal amount is 10% of the contract value as of the end of the previous contract year. Any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year, up to a maximum of 30% of your contract value as of the last contract anniversary.

   The surrender charges, expressed as a percentage of the amount withdrawn in excess of the 10% allowable amount, are as follows:

Percent                                         7%  6%  5%  4%  3%  2%  1%  0%
-------                                         --  --  --  --  --  --  --  --
Complete Premium Payment Years                  0   1   2   3   4   5   6   7+

   Surrender charges imposed in connection with partial withdrawals will be deducted from the investment options and the GIA on a pro rata basis. Any distribution costs not paid for by surrender charges will be paid by Phoenix from the assets of the General Account.

   Amounts deducted to pay the surrender charges on partial withdrawals are subject to a surrender charge. A surrender charge will be deducted from the affected investment options and GIA on a pro rata basis. If you request a net withdrawal of a specified amount, we will deduct the surrender charges from the remaining Contract Value. This will result in an additional surrender charge when a net withdrawal is requested. If you request a gross withdrawal of a specified amount, we will deduct the surrender charges from the amount requested. Any distribution costs not paid for by surrender charges will be paid by Phoenix from the assets of the General Account.

   Nursing Home Waiver

   For contracts issued on or after August 18, 2008, you may surrender all or a portion of the contract value prior to the maturity date and we will waive the surrender charge, provided that:

..   more than one year has elapsed since the contract date; and

..   the withdrawal is requested within two years of the owner's admission into a licensed nursing home facility; and

..   the owner has been confined to the licensed nursing home facility (as defined below) for at least the preceding 120 days.

   A licensed nursing home facility is defined as a state licensed hospital or state licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis. The owner must provide us with satisfactory evidence of confinement by written notice. There is no fee for this waiver. This waiver is subject to state approval.

   Terminal Illness Waiver

   For contracts issued on or after August 18, 2008, prior to the maturity date, you may surrender all or a portion of the contract value without a surrender charge in the event of the owner's terminal illness. Terminal Illness is defined as an illness or condition that is expected to result in the owner's death within six months. The owner must provide us with a satisfactory written notice of terminal illness by a licensed physician, who is not the owner or a member of the owner's family. We reserve the right to obtain a second medical opinion from a physician of our choosing at our expense. There is no fee for this waiver. This waiver is subject to state approval.

Tax

   Tax is considered to be any tax charged by a state or municipality on premium payments, whether or not characterized as purchase premium tax (or premium tax). It is also other state or local taxes imposed or any other governmental fees which may be required based on the laws of the state or municipality of delivery, the owner's state or municipality of residence on the contract date. Taxes on premium payments currently range from 0% to 3.5% (the amount of state premium payment tax, if any, will vary from state to state), depending on the state. We will pay any premium payment tax, any other state or local taxes imposed or other governmental fee due and will only reimburse ourselves upon the remittance to the applicable state. For a list of states and taxes, see "Appendix B."

   We reserve the right, when calculating unit values, to deduct a credit or fee with respect to any taxes we have paid for or reserved during the valuation period that we determine to be attributable to the operation of a fund. No federal income taxes are applicable under present law and we are not presently making any such deduction.

Transfer Charge

   Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of up to $20 per transfer after the first 12 transfers in each contract year to defray administrative costs.

Reduced Fees, Credits and Excess Interest for Eligible Groups

   We may reduce or eliminate the mortality and expense risk fee or the contingent deferred sales charge or the contingent deferred sales charge period, or credit excess interest when sales or exchanges of the contracts are made to certain eligible groups of individuals that result in savings of sales or administrative expenses, lower taxes, or lower risks to us. We will consider the following characteristics:

(1)the size and type of the group of individuals to whom the contract is offered;

(2)the amount of anticipated premium payments;

(3)whether there is a preexisting relationship with the Company such as being a contract holder under a co-insurance or other financial arrangement; an employee of the Company or its affiliates and their spouses; or to employees or agents who retire from the Company or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or to registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements; and

(4)internal transfers from other contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate.

   Any reduction or elimination of surrender or administrative charge credit of additional amounts or bonus Guaranteed Interest Rates will not unfairly discriminate against any person. We will make any reduction or credit according to our rules in effect at the time the contract was issued. We reserve the right to change these rules from time to time.

Other Charges

   As compensation for investment management services, the advisors to the funds are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each series. These fund charges and other fund expenses are described more fully in the fund prospectuses.

The Accumulation Period

   The accumulation period is that time before annuity payments begin during which your premium payments into the contract remain invested.

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

Accumulation Units

   An Accumulation Unit is used to calculate the value of a contract. Each investment option has a corresponding Accumulation Unit Value. The number of Accumulation Units of an investment option purchased with a specific premium payment will be determined by dividing the premium payment by the value of an accumulation unit in that investment option next determined after receipt of the premium payment. The value of the accumulation units of an investment option will vary depending upon the investment performance of the applicable series of the funds, the expenses charged against the fund and the charges and deductions made against the investment option.

Accumulation Unit Values

   On any date before the maturity date of the contract, the total value of the accumulation units in an investment option can be computed by multiplying the number of such units by the value of an accumulation unit on that date. The value of an accumulation unit on a day other than a valuation date is the value of the accumulation unit on the next valuation date. The number of accumulation units credited to you in each investment option and their current value will be reported to you at least annually.

Purchase of Contracts

   Generally, we require minimum initial premium payments of:

..   Nonqualified plans--$5,000

   .   We require minimum subsequent premium payments of $100.

..   Bank draft program--$50

   . You may authorize your bank to draw $50 or more from your personal checking account monthly to purchase units in any available investment option or for deposit in the GIA. The amount you designate will be automatically invested on the date the bank draws on your account. If Check-o-matic is elected, the minimum initial premium payment is $50. Each subsequent premium payment under a contract must be at least $50.

..   Qualified plans--$2,000

   .   We require minimum subsequent premium payments of $100.

   The initial payment is due and payable before the contract becomes effective.

   The minimum age of the proposed owner to purchase a Contract is the age of majority in the state where the Contract is being purchased, or a guardian must act on your behalf. Generally, a contract may not be purchased for a proposed owner who is 86 years of age or older. Total premium payments in excess of $1,000,000 cannot be made without our permission. While the owner is living and the contract is in force, premium payments may be made anytime before the maturity date of a contract.

   Your initial payments will be applied within two days of our receipt if the application for a contract is complete. If an incomplete application is completed within five business days of receipt by our Annuity Operations Division, your payment will be applied within two days of the completion of the application. If our Annuity Operations Division does not accept the application within five business days or if an order form is not completed within five business days of receipt by our Annuity Operations Division, then your payment will be immediately returned. You may request us to hold your premium payment after the five day period while the application is completed and within two days after completion we will apply your premium payment. Please note that prior to the completion of your application or order form, we will hold the premium in a suspense account, which is a noninterest bearing account. Additional payments allocated to the GIA are deposited on the date of receipt of payment at our Annuity Operations Division. Additional payments allocated to investment options are used to purchase accumulation units of the investment option(s), at the value of such Units next determined after the receipt of the payment at our Annuity Operations Division.

   Your ability to elect one of the Optional Benefits may be restricted by certain minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation. More details are included in the form of a rider to your Contract if any of these benefits are chosen. For more information on specific Optional Benefit requirements, see "Optional Benefits."

   Premium payments received under the contract will be allocated in any combination to any investment option, GIA, or program described in this prospectus in the proportion you elect or as otherwise changed by you from time to time. Changes in the allocation of premium payments will be effective as of receipt by our Annuity Operations Division of notice of election in a form satisfactory to us (either in writing or by telephone) and will apply to any premium payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you.

   For certain eligible groups, we may reduce the minimum initial or subsequent premium payment amount we accept for a contract. Factors in determining qualifications for any such reduction include:

(1)the make-up and size of the prospective group;

(2)the method and frequency of premium payments; and

(3)the amount of compensation to be paid to registered representatives on each premium payment.

   Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the premium payment is received. We reserve the right to change these rules from time to time.


   Payments to the GIA are subject to the Maximum GIA Percentage. If you elect the Guaranteed Minimum Accumulation Benefit, the Guaranteed Minimum Withdrawal Benefit or the Phoenix Flexible Withdrawal Protector, you may not allocate premiums or transfer values to the GIA.

   Additional Programs

   If you have any Optional Guaranteed Benefit other than Guaranteed Minimum Income Benefit (GMIB) attached to your contract, you must elect and continue to participate in an approved asset allocation program or the Optional Guaranteed Benefit will terminate. All initial and subsequent premium payments and Contract Value must be allocated to your chosen program beginning on the date your chosen rider is effective, which currently must be the contract date. There is no charge to participate in any approved program. We do not currently but may in the future vary the fee for the Phoenix Flexible Withdrawal Protector based on the asset allocation program selected.

   Provided that you do not have any Optional Guaranteed Benefit riders attached to your contract, you may elect any of the additional programs described below at any time and at no charge.

   We may discontinue, modify or amend these programs as well as offer new programs or change the programs that are approved for use with the Optional Guaranteed Benefits in the future.

   Asset Allocation and Strategic Programs

   Asset allocation and strategic programs are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The asset allocation and strategic programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal). We currently offer several asset allocation programs many of which are approved for use with the Optional Guaranteed Benefits. Information about the programs we currently offer and whether each is approved for use with an Optional Guaranteed Benefit is provided below.

For ease of reference throughout this section, we refer to the asset allocation and strategic programs described, simply as "programs", and we refer to the asset allocation options available within the programs, as "options". We do not charge for participating in the programs or their options. You may participate in only one asset allocation program at a time and your ability to use an asset allocation program with Asset Rebalancing and Dollar Cost Averaging or Enhanced Dollar Cost Averaging is limited as described in "Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs." Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option within a program, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective contract owners. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option-Contracts without Optional Guaranteed Benefits

If you have not elected an Optional Guaranteed Benefit for your contract, you are not required to elect an asset allocation program but may do so if you wish. If you are interested in electing a program, you should consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options.

When you participate in a program, all of your premium payments and Contract Value will be allocated to the investment options in accordance with your selected program and, if applicable, the option within that program. You may, at any time, switch your current program or option, and may elect any modified or new programs or options the Company may make available subject to our rules then in effect. You may cancel your participation in a program at any time, and later re-enroll in a program by contacting our Annuity Operations Division. If a program is eliminated, we will notify you of the elimination and you should consult with your registered representative to choose among the other programs available at that time. To enroll in a program, you must properly complete the election form we require and return it to our Annuity Operations Division at the address shown on the first page of your prospectus.

Selecting a Program and Option-Contracts with Optional Guaranteed Benefits

If you purchase a contract with an Optional Guaranteed Benefit, other than the Guaranteed Minimum Income Benefit (GMIB), you must select one of the approved programs through which to allocate your premium payments and Contract Value. When you participate in one of the approved programs all your premium payments and Contract Value will be allocated to the investment options in accordance with your selected program and, if applicable, the option within that program. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs or options. You may, at any time, switch your current program or option to another approved program and may elect any modified or new programs or options the Company may make available subject to our rules then in effect. If we are then charging different fees for Optional Benefits based on the approved asset allocation program you select, changing programs or options may change the fee for the Optional Guaranteed Benefit on your contract.

Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling the program will cause your Optional Guaranteed Benefit to terminate without value. You may later re-enroll in a program but re-enrollment will not reinstate an Optional Guaranteed Benefit.

We currently offer the programs listed below. Except as noted, these programs are approved programs for use with the Optional Guaranteed Benefits.

   .   Franklin Templeton Founding Investment Strategy, and

   . Phoenix-Ibbotson Strategic Asset Allocation (Phoenix-Ibbotson Strategic Asset Allocation Aggressive Growth model not available with Phoenix Flexible Withdrawal Protector)


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


A brief description of each program follows.

..   Franklin Templeton Founding Investment Strategy

   Through the Franklin Templeton Founding Investment Strategy, premium payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

   .   Franklin Income Securities Fund - 34%

   .   Mutual Shares Securities Fund - 33%

   .   Templeton Growth Securities Fund - 33%

..   Phoenix-Ibbbotson Strategic Asset Allocation

   Phoenix and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The options approved for use are:

   . Conservative Portfolio which seeks conservation of capital and has a portfolio allocation more heavily weighted in fixed income investments than in equities.

   . Moderately Conservative Portfolio which primarily seeks current income, with capital growth as a secondary objective, and has a portfolio allocation of approximately equal weightings in equities and fixed income investments.

   . Moderate Portfolio which seeks long-term capital growth and current income with emphasis on current growth, and has a portfolio allocation more heavily weighted in equities than in fixed income investments.

   . Moderately Aggressive Portfolio which seeks long-term capital growth with current income as a secondary objective, and has more than three quarters of the portfolio in equities and less than one quarter in fixed income investments.

   . Aggressive Portfolio which seeks long-term capital growth and is invested primarily in equities (this option is not available if you have elected Phoenix Flexible Withdrawal Protector for your contract).

   On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (Contract Value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. If you elect to participate in this program on and after September 10, 2007, on an annual basis, we will reallocate the Contract Value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your contract date for as long as the asset allocation program is in effect for your contract. You should consult with your registered representative for the most current information on this program and the options within the program.

..   Phoenix Dynamic Asset Allocation Series-Closed to new investment effective
    March 24, 2008

   The Phoenix Dynamic Asset Allocation Series are "funds of funds" that invest in other mutual funds based on certain target percentages. The series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Asset allocations are updated quarterly, or more often, depending on changes in the economy or markets. Each option is rebalanced regularly to the most recent allocations. The options approved for use are:

   .   Phoenix Dynamic Asset Allocation Series: Moderate

   .   Phoenix Dynamic Asset Allocation Series: Moderate Growth

   .   Phoenix Dynamic Asset Allocation Series: Growth

   .   Phoenix Dynamic Asset Allocation Series: Aggressive Growth


Asset Rebalancing Program

   The Asset Rebalancing Program allows you to specify the percentage levels you would like to maintain among the investment options. Asset Rebalancing does not permit transfers to or from the GIA. We will automatically rebalance contract values among the investment options to maintain your selected allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. You may start or discontinue this program at any time by submitting a written request or calling our Annuity Operations Division.

The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect.

Dollar Cost Averaging Program

   The Dollar Cost Averaging Program allows you to systematically transfer a set amount to the investment options or GIA on a monthly, quarterly, semiannual or annual basis. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. Also, premium payments of $1,000,000 or more require our approval before we will accept them for processing. You must have an initial value of $2,000 in the GIA or in the investment option from which funds will be transferred (sending investment option), and if the value in that investment option or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Values may be transferred from only one sending investment option or from the GIA but may be allocated to multiple receiving investment options. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or more. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA.

   Upon completion of the Dollar Cost Averaging Program, you must notify us at 800/541-0171 or in writing to our Annuity Operations Division to start another Dollar Cost Averaging Program.

   All transfers under the Dollar Cost Averaging Program will be executed on the basis of values as of the first of the month rather than on the basis of values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding valuation date.

   The Dollar Cost Averaging Program is not available to individuals who invest via a bank draft program or, except as described below, while the Asset Rebalancing Program is in effect.

   The Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

   For contracts issued on or after March 31, 2003, transfers to the GIA under the Dollar Cost Averaging Program are subject to the Maximum GIA Percentage.

   We may at different times offer additional or multiple Dollar Cost Averaging Programs, such as an Enhanced Dollar Cost Averaging Program. If elected, an Enhanced Dollar Cost Averaging Program would entitle you to an enhanced GIA interest rate for value, less applicable contract charges, allocated to the GIA (Net Value) for a specified period of time.

   You may cancel an Enhanced Dollar Cost Averaging Program at any time. Choosing to cancel an Enhanced Dollar Cost Averaging Program prior to the end of your chosen program period will not change the enhanced GIA interest rate you are being credited.

   In the event of an early cancellation the enhanced GIA rate will only be applied to the Net Value allocated to your program from the start date of your program to your cancellation date. The cancellation date is the valuation date we receive your cancellation request in good order at our Annuity Operations Division.

   After the cancellation date, you may transfer the Net Value that was invested in the Enhanced Dollar Cost Averaging Program from the GIA to the investment options without being subject to the Maximum GIA Percentage.

   We reserve the right to modify, suspend, or terminate any Dollar Cost Averaging Program we offer.

Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs


   If you elect to participate in the Franklin Templeton Founding Investment Strategy, or the Phoenix-Ibbotson Strategic Asset Allocation Program then you may also elect to participate in the following programs:


    1. Dollar Cost Averaging or Enhanced Dollar Cost Averaging; and


    2. Asset Rebalancing with monthly rebalancing in the Franklin Templeton Founding Investment Strategy, or Asset Rebalancing with annual rebalancing in the Phoenix-Ibbotson Strategic Asset Allocation Program.


   If you elect both the Enhanced Dollar Cost Averaging and the Asset Rebalancing Program, your entire dollar cost averaging transfer amount must be allocated to the Allocation Program in effect for your policy.

Interest Investment Program

   We may at different times offer an Interest Investment Program. Under this program, interest earned on premium payments allocated to the GIA will automatically be transferred out to any of the investment options under the separate account.

   You may elect to transfer interest earned on premium payments allocated to the GIA on a monthly, quarterly, semiannual or annual basis. The amount that we transfer under the program will be based on the interest earned for the period you elect. We will process the automatic transfers on the first day of the month for the period that applies following our receipt of your transfer request. Should the first day of the applicable month fall on a holiday or weekend, we will process the transfer on the next valuation date.

   You must maintain a value of $10,000 in the GIA at all times to keep this program in effect. If the value in the GIA drops below $10,000 for any reason, then no more automatic transfers will be processed under the program. To start or stop the Interest Investment Program, you must notify us at 800/541-0171 or send a written request to our Annuity Operations Division.

   Transfers under the Interest Investment Program are not subject to the general restrictions on transfers from the GIA.

   The Interest Investment Program is not available to individuals who invest via a bank draft program or while the Dollar Cost Averaging Program or Asset Rebalancing Program are in effect.

   The Interest Investment Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

Systematic Withdrawal Program

   Prior to the maturity date, you may partially withdraw amounts automatically on a monthly, quarterly, semiannual or annual basis under the Systematic Withdrawal Program. You may withdraw a specified dollar amount or a specified percentage. The withdrawals are taken from the Contract Value with each investment option and GIA bearing a pro rata share.

   The minimum withdrawal amount is $100. Withdrawals will be processed on each monthly contract anniversary and any applicable premium tax and surrender charges will be applied.

   You may start or terminate this program by sending written instructions to our Annuity Operations Division. This program is not available on or after the maturity date. There is no charge associated with participation in this program.

Optional Benefits

   For an additional charge, you may elect one of the optional benefits described below. Generally you must elect a benefit on the Contract Date unless otherwise stated. If we allow you to elect a benefit after the Contract Date, the effective date of the benefit will be the next contract anniversary immediately following your election. Some benefit elections are irrevocable; others can be cancelled at any time after the Contract Date.

   Your ability to elect one of the optional benefits may be restricted by minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation. More details are included in the form of a rider to your Contract if any of these benefits are chosen.

   If you decide to elect any of the optional benefits you should carefully review their provisions to be sure the benefit is something that you want. You may wish to review these with your registered representative.

Guaranteed Minimum Accumulation Benefit ("GMAB")

   The GMAB provides a guaranteed minimum return if funds remain invested according to a designated asset allocation model for a ten year term. This benefit must be elected prior to issue and may be terminated at any time by request.

   A fee for this benefit is deducted on each contract anniversary during the term of the benefit. See "Deductions and Charges."

   The benefit is available if each owner and annuitant are less than 81 years old on the rider date.

   The GMAB is available only if you allocate your premiums to an approved asset allocation or strategic program, and if you remain fully invested through an asset allocation or strategic program for the term of the benefit.

   The GMAB is also available to you if you are the beneficiary of a deceased Owner's Contract issued to the Owner by another company and you are utilizing this Contract as an Inherited/Stretch Annuity. This benefit is also available to you if you are the beneficiary of a deceased Owner's annuity contract, other than a Phoenix Spectrum Edge(R)+ Contract, the contract was issued to the Owner by Us, and you are utilizing this Contract as an Inherited/Stretch Annuity. This benefit is not available to you if you are the beneficiary of a deceased Owner's Phoenix Spectrum Edge(R)+ Contract issued to the Owner by Us and are utilizing this Contract as an Inherited/Stretch Annuity.

Guaranteed Amount

   The guaranteed amount is equal to the guaranteed amount base multiplied by Guaranteed Amount Factor 1. The guaranteed amount base is equal to (A) plus
(B) minus (C), where:

A =  the contract value on the rider date.
B =  100% of each subsequent purchase payment paid to the contract during the first year of the 10-year period beginning on the rider date (the "term").

C =  pro rata adjustment for withdrawals from the contract during the term. The adjustment for each withdrawal is calculated by multiplying the guaranteed amount base prior to the withdrawal by the ratio of the amount withdrawn
     (including any applicable withdrawal fees) to the contract value immediately prior to the withdrawal.


   For contracts issued beginning on __________, 2008, Guaranteed Amount Factors 1 and 2 are equal to 1.00. For contracts issued between May 1, 2007 through __________, 2008, the Guaranteed Amount Factors 1 and 2 were 1.05.


Additional Amount

   If on the last day of the term:

..   the contract value is less than the guaranteed amount base; we will add an additional amount to the contract value equal to the difference between the contract value and the guaranteed amount.

..   the contract value is greater than or equal to the guaranteed amount base;
    we will add an additional amount to the contract value equal to the guaranteed amount base multiplied by the difference between the Guaranteed Amount Factor 2 and 1.00.

..   the contract annuitizes, the death of an owner or annuitant occurs or a full surrender is made; the contract value will reflect any additional amount prior to the payment of any annuity, death or full surrender benefits. Note: no additional amount will be paid if any of the above occurs prior to the end of the term.

   If on any day following the rider date, any portion of the contract value is no longer invested according to an asset allocation or strategic program established and maintained by us for this benefit, the benefit will terminate and no additional amount will be added to the contract value.

Benefit Termination

   This benefit will terminate at the end of the term or upon the occurrence of any of the following:

..   the date that any portion of the contract value is not invested according to an asset allocation or strategic program established and maintained by us for the benefit;

..   the date that a full surrender is made;

..   the date of the first death of an owner unless the surviving spouse elects spousal continuation of the contract and benefit;

..   the date the contract annuitizes; or

..   the date the contract terminates for any reason.

   If the benefit terminates for any of the above reasons prior to the end of the term, an additional amount will not be paid.

Guaranteed Minimum Income Benefit Rider ("GMIB")

   This optional rider provides a benefit that guarantees minimum monthly fixed annuity payments. The minimum monthly fixed annuity payment amount is calculated by multiplying the guaranteed annuitization value by the annuity payment option rate for the annuity payment option selected under the rider.

   The benefit provided by this rider will not be available until the later of 7 years after the rider is added to the contract ("rider date") or the contract anniversary following the older Annuitant's 60th birthday. For example, if you were age 40 when you bought the contract with the rider, the earliest you could exercise the benefit under the rider would be when you reached age 60. While the benefit is available, you can only exercise it, upon written notice only, within 30 days following any contract anniversary. This benefit will not be available 30 days after the contract anniversary following the older Annuitant's 90th birthday.

   A fee for this benefit is deducted on each contract anniversary only if the benefit is selected. See "Deductions and Charges" above. Once your benefit is exercised, the fee will no longer be deducted. Currently, we only allow you to elect this rider on the Contract Date, but reserve the option to remove this restriction in the future. Election of this benefit rider is irrevocable. You should consult with a qualified financial advisor before you make your decision.

   The GMIB is also available to you if you are the beneficiary of a deceased Owner's Contract issued to the Owner by another company and you are utilizing this Contract as an Inherited/Stretch Annuity. This benefit is also available to you if you are the beneficiary of a deceased Owner's annuity contract, other than a Phoenix Spectrum Edge(R)+ Contract, the contract was issued to the Owner by Us, and you are utilizing this Contract as an Inherited/Stretch Annuity. This benefit is not available to you if you are the beneficiary of a deceased Owner's Phoenix Spectrum Edge(R)+ Contract issued to the Owner by Us and are utilizing this Contract as an Inherited/Stretch Annuity.

Guaranteed Annuitization Value

   On and before the contract anniversary following the older annuitant's 80th birthday, the guaranteed annuitization value shall be equal to the lesser of
(i) the sum of (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

A =  the contract value on the rider date accumulated at an effective annual rate (as determined below in the provision entitled "Effective Annual Rate") starting on the rider date and ending on the date the guaranteed annuitization value is calculated.

B =  the sum of premium payments made after rider date minus any taxes paid, accumulated at an effective annual rate starting on the date each premium payment is applied to the contract and ending on the date the guaranteed annuitization value is calculated.

C =  the sum of the guaranteed annuitization value reductions, accumulated at an effective annual rate starting on the date each withdrawal occurs and ending on the date the guaranteed annuitization value is calculated.

D =  any tax that may be due.

   After the contract anniversary following the older annuitant's 80th birthday, the guaranteed annuitization value shall equal the lesser of (i) (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:


A =  the guaranteed annuitization value on the contract anniversary following the older annuitant's 80th birthday.

B =  the sum of premium payments made after the contract anniversary following the older annuitant's 80th birthday.

C =  the sum of the guaranteed annuitization value reductions determined for withdrawals occurring after the contract anniversary follows the older annuitant's 80th birthday.

D =  any tax may be due.

Guaranteed Annuitization Value Reduction

   A guaranteed annuitization value reduction is an amount determined for each withdrawal that occurs on or after initial election of the GMIB rider. In summary, if withdrawals in a rider year do not exceed a maximum annual amount, then the guaranteed annuitization value reduction for those withdrawals is equal to the sum of the withdrawals. To the extent that withdrawals in a rider year exceed a maximum annual amount, then the guaranteed annuitization value reduction for those excess withdrawals will reduce the guaranteed annuitization value by the ratio of each withdrawal to the Contract Value prior to the withdrawal. On each rider anniversary, a maximum annual amount is calculated equal to the effective annual rate on the rider anniversary multiplied by the guaranteed annuitization value on the rider anniversary. The maximum annual amount during the first rider year is equal to 5% multiplied by the Contract Value on the rider date. Withdrawals during a rider year will reduce the maximum annual amount by the same amount that your Contract Value is reduced as a result of the withdrawal.

   The guaranteed annuitization value reduction is equal to the sum of A and B where:


    A = the lesser of the remaining maximum annual amount (prior to the withdrawal) and the withdrawal amount; and

    B =    (a) multiplied by (b), where:

    (a) = the guaranteed annuitization value immediately prior to the withdrawal less the value determined in "A" above;

    (b) =  1 minus the result of (c) divided by (d), where:

    (c) =  the Contract Value after the withdrawal, and

    (d) = the Contract Value before the withdrawal less the value determined in "A" above.

Effective Annual Rate

   On the rider date, we will set the effective annual rate of accumulation to 5%. After the first contract year, this rate may be adjusted based on the value of the Guaranteed Interest Account (GIA) in relation to the total contract value as described below:

   After the first contract year, we will reset the effective annual rate to 0% if the value of the GIA is greater than 40% of the total contract value on any of the following dates:

1. each date we process a premium payment.

2. each date we process a transfer.

3. each date we process a withdrawal.

   Subsequently, we will raise the effective annual rate to 5% if the current effective annual rate is equal to 0% and the value of the GIA is less than or equal to 40% of the total contract value on any of the following dates:

1. each date we process a premium payment.

2. each date we process a transfer.

3. each date we process a withdrawal.

4. each contract anniversary.

Rider Fee

   There is a fee associated with the GMIB rider. Please see "Guaranteed Minimum Income Benefit Rider Fee" in Section "Deductions and Charges."

Termination of This Rider

   You may not terminate this rider by request. This rider will terminate on the first of any of the following events to occur:

1. the 30th day after the last contract anniversary that occurs after the older Annuitant's 90th birthday;

2. the termination of the contract to which this rider is attached;

3. the date a death benefit becomes payable under the contract to which this rider is attached;

4. the date annuity payments commence under the contract to which this rider is attached; and

5. the death of the last surviving annuitant or joint annuitant named under this rider.

GMIB Annuity Payment Options

   Under this rider, you may only elect one of the following annuity payment options:

   GMIB Option A--Life Annuity with Specified Period Certain: a fixed annuity payable monthly while the annuitant named under this rider is living or, if later, until the end of the specified period certain. The period certain may be specified as 5, 10 or 20 years. The period certain must be specified on the date the benefit is exercised. If the annuitant dies prior to the end of the period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if any annuitant dies after the end of the period certain. This option is not available if the life expectancy of the annuitant is less than the period certain on the date the benefit is exercised.

   GMIB Option B--Non-Refund Life Annuity: a fixed annuity payable monthly while any annuitant named under this rider is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

   GMIB Option D--Joint and Survivorship Life Annuity: a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. No monthly payment, death benefit or refund is payable after the death of the surviving annuitant.

   GMIB Option F--Joint and Survivorship Life Annuity with 10-Year Period
Certain: a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living, or if later, the end of 10 years. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. If the surviving annuitant dies prior to the end of the 10-year period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if the surviving annuitant dies after the end of the 10-year period certain. This option is not available if the life expectancy of the older annuitant is less than 10 years on the date the benefit is exercised.

Payment Upon Death After Maturity Date

   If an owner dies on or after the maturity date and there is no surviving owner, any remaining certain period annuity payments will be paid to the beneficiary under the annuity payment option in effect on the date of death. Generally, payments may not be deferred or otherwise extended. (For information regarding the Inherited/Stretch Annuity feature of this Contract, see the section of this prospectus entitled "Inherited/Stretch Annuity Feature.")

   If there is a surviving owner, the payments continue as if there had been no death.

   If the annuitant and joint annuitant, if any, die and are survived by any owner(s), any remaining certain period annuity payments will be paid to such owner(s). Payments will continue under the annuity payment option in effect at the date of death and may not be deferred or otherwise extended.

   For contracts issued outside of an Individual Retirement Account/Annuity or a qualified plan, the payments to the beneficiary must be made at least as rapidly as the payments were being made to the owner.

                   Important Information regarding the GMIB

   While the GMIB does provide guaranteed minimum fixed annuity payments, it may not be appropriate for all investors and should be understood completely before you elect it.

..   The GMIB does not provide contract value or in any way guarantee the investment performance of any investment option available under the contract.

..   The GMIB is irrevocable once elected.

..   You may not change any annuitant or joint annuitant while the GMIB is in effect.

..   The GMIB does not restrict or limit your right to annuitize at other times permitted under the contract, but doing so will terminate the GMIB.

..   You should consult with a qualified financial advisor if you are considering the GMIB.

..   The GMIB is only available if approved in your state and if we offer it for use with the contract.

Guaranteed Minimum Withdrawal Benefit (GMWB)

   This optional rider provides a Guaranteed Minimum Withdrawal Benefit that guarantees a minimum amount that you will be able to withdraw from your contract, regardless of investment performance. GMWB is intended to help protect you against poor market performance if you make withdrawals within the limits described below. GMWB does not establish or guarantee a Contract Value or in any way guarantee the investment performance of any investment option available under the contract. You may begin taking withdrawals immediately or at a later time. While the contract is in effect, you will maintain the guarantee if you don't make withdrawals or if you withdraw less than the limit allowed as specified below. If you do make withdrawals while the contract is in effect, income taxes, tax penalties and surrender charges may apply. A fee for this benefit is deducted on each contract anniversary. See the "Optional Benefit Fees" chart and refer to "Deductions and Charges" above.

   Currently we allow you to elect GMWB only on the Contract Date. We may remove this restriction in the future.

   The GMWB is not available to you if you are the beneficiary of a deceased Owner's Contract and are utilizing this Contract as an Inherited/Stretch Annuity.

Asset Allocation or Strategic Program Requirement

   If you purchase GMWB, you must select one of the approved programs through which to allocate your premium payments and Contract Values. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs.

You may switch your current program or option to another, as well as to any modified or new programs or options the Company may make available. We reserve the right to restrict availability of investment options.

   Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling the program will cause GMWB to terminate without value. You may later re-enroll in a program but re-enrollment will not reinstate GMWB if it has terminated. If a program is eliminated while GMWB is in effect, you will receive notice and you must choose, in consultation with your registered representative, among the other programs and options available.

   Descriptions of the programs are found in "Asset Allocation and Strategic Programs" above.


GMWB (issued between May 1, 2007 through __________, 2008 or the later date immediately preceding the date on which we begin offering Phoenix Flexible Withdrawal Protector in your state)

   GMWB guarantees that each contract year after the Benefit Eligibility Date, you may take withdrawals up to the annual benefit amount until the first death of any Covered Person, if the Single Life Option is in effect, or until the last death of any Covered Person if the Spousal Life Option is in effect even if your Contract Value reduces to zero.


Benefit Eligibility Date

   The Benefit Eligibility Date represents the date when your lifetime Annual Benefit Amount is available to you.

   The Benefit Eligibility Date when the Single Life Option is in effect is the later of the date that this rider is added to the contract (the "rider date") and the contract anniversary on or following the date the youngest Covered Person attains age 60.

   The Benefit Eligibility Date when the Spousal Life Option is in effect is the later of the rider date or the contract anniversary on or following the date the youngest Covered Person attains age 65. If either spouse dies prior to the Benefit Eligibility Date, the Benefit Eligibility Date will be reset to the later of (a) the contract anniversary following the spouse's date of death, and
(b) the contract anniversary on or following the surviving spouse attaining age 65.

Covered Person

   The Covered Person is the person whose life is used to determine the duration of lifetime Annual Benefit Amount payments. The Covered Person must be a natural person; the owner, however, can be a non-natural person, e.g., a trust or corporation can be designated.

Single Life Option

   Covered Person(s) can be one or more lives. If there is only one designated owner, that owner is the Covered Person. If there are multiple owners, all owners are Covered Persons. If none of the owners are a natural person, all Annuitants become the Covered Persons. The rider terminates upon the first death of the Covered Person(s).

Spousal Life Option

   Covered Persons must be two legal spouses under Federal law. If there is only one designated owner, the Covered Persons must be the owner and the owner's spouse, and the spouse must be the sole beneficiary. If there are spousal owners, the Covered Persons must be the spousal owners, and they must both be the beneficiaries. You cannot elect the Spousal Life Option if you wish to designate multiple non-spousal owners, or ownership by a non-natural person. The rider terminates upon the last death of the Covered Persons.

Annual Benefit Amount

   If your Contract Value is greater than zero, the Annual Benefit Amount represents the maximum amount you can withdraw each Contract Year after the Benefit Eligibility Date without reducing the Benefit Base. If your Contract Value reduces to zero, the Annual Benefit Amount represents the annual lifetime amount we will pay.

   Prior to the Benefit Eligibility Date, the Annual Benefit Amount is equal to zero. On and after the Benefit Eligibility Date, the Annual Benefit Amount equals 5% of the Benefit Base. The Annual Benefit Amount is recalculated whenever the Benefit Base is recalculated, as specified below. The Annual Benefit Amount may never be less than zero.

Benefit Base

   The Benefit Base is the amount established for the sole purpose of determining the Annual Benefit Amount. On the rider date, the Benefit Base is equal to the Contract Value. Thereafter, the Benefit Base may be increased by an applicable Roll-Up, or Automatic Step-Up, or subsequent premium payments. The Benefit Base may be reduced by withdrawals. The Benefit Base may never exceed $5,000,000.

Subsequent Premium Payments

   When a subsequent premium is received, the Benefit Base equals the current Benefit Base plus the premium payment amount.

Withdrawals Prior to Benefit Eligibility Date

   Prior to the Benefit Eligibility Date, withdrawals, including withdrawals taken to meet Required Minimum Distribution requirements (as defined by the Internal Revenue Code), will reduce the Benefit Base in the same proportion as the Contract Value is reduced. Surrender charges may also be assessed if the withdrawal is made within the surrender charge period.

Withdrawals On or After Benefit Eligibility Date

   On or after the Benefit Eligibility Date, withdrawals may cause the Benefit Base to be reduced, depending on the amount of the withdrawal.

   . If cumulative withdrawals in any Contract Year are less than or equal to the Annual Benefit Amount then in effect, the Benefit Base will not be reduced.

   . If a withdrawal causes the cumulative withdrawals during a Contract Year to exceed the Annual Benefit Amount, the amount withdrawn in excess of the Annual Benefit Amount and any subsequent withdrawals are all considered excess withdrawals. Each excess withdrawal will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the excess withdrawal.



   . Withdrawals taken to meet the Required Minimum Distribution requirement will be deemed to be within the Annual Benefit Amount and will not cause the Benefit Base to be reduced.

Roll-Up


   On each contract anniversary during the first 10 Contract Years following the rider date, if no withdrawals have been taken since the rider date, the Benefit Base will be increased by 5.0% of the Benefit Base as of the prior contract anniversary, or, for the Roll-Up at the end of the first contract year, by 5.0% of the Benefit Base on the last valuation date of the first contract year, prior to any Step-Up. Any Roll-Up occurs prior to any applicable Automatic Step-Up, as described below.


Automatic Step-Up

   On each contract anniversary after the rider date, the Contract Value and Benefit Base are compared. If the Contract Value is greater than the current Benefit Base, we will automatically step-up the Benefit Base to equal the Contract Value. If, however, the Automatic Step-Up has been suspended, as described below, no Automatic Step-Up will occur.

   We may prospectively increase the fee percentage on the effective date of any Automatic Step-Up, subject to the maximum fee percentage of 1.50%. If there is an increase in the fee percentage, we will notify you at least 30 days prior to the contract anniversary. You can decline the increase by contacting us no later than seven days prior to the contract anniversary. If you decline the fee increase, the Automatic Step-up feature will be suspended immediately and your fee percentage will remain unchanged. Once your Automatic Step-up is suspended, you will no longer be eligible for any future Automatic Step-up unless you later request in writing to reactivate it. After we receive your request for reactivation, the Automatic Step-up will resume on the following contract anniversary and the fee percentage effective at that time will apply.

Contract Value Reduced to Zero

   When the Contract Value is reduced to zero, the contract terminates. In addition, all rights under the contract and the rider terminate other than as described below.

   We will pay you an amount per year equal to the Annual Benefit Amount, until the first death of the Covered Person(s) for the Single Life Option, or until the last death of the Covered Persons for the Spousal Life Option. We will automatically make monthly payments equal to one-twelfth of the Annual Benefit Amount. We may change the payment frequency to annual if a monthly payment would be otherwise less than any minimum payment requirement.

   If the Contract Value is reduced to zero before the Benefit Eligibility Date, we will calculate the Annual Benefit Amount. The new Annual Benefit Amount is equal to 5% of the Benefit Base at the time the Contract Value reduces to zero. Monthly Payments, however, will not commence until one month after the Benefit Eligibility Date.

   If the Contract Value is reduced to zero on or after the Benefit Eligibility Date, monthly payments will commence one month after the Contract Value reduces to zero.

   Payments under the Single Life Option cover only one life, and will continue until the first death of the Covered Person(s). All Covered Persons must be living on the date we make the first payment.

   Payments under the Spousal Life Option cover two spousal lives, and will continue until the last death of the Covered Persons. Under the Spousal Life Option at least one of the Covered Persons must be living on the date we make the first payment.

Cancellation

   You may cancel this rider at anytime in writing in a form acceptable to us. Once cancelled, all rights and benefits under the rider terminate. We will assess the current year rider fee at time of cancellation prorated by the time elapsed for the contract year. Past rider fees will not be refunded.

Termination of Benefit

   This benefit will terminate without value on the occurrence of any of the following dates:

..   the date of first death of the Covered Person(s) for the Single Life
    Option, or the date of last death of the Covered Persons for the Spousal Life Option;

..   the date there is a change of contract Owner(s) (or Covered Person if the contract Owner is a non-natural person);

..   the date annuity payments commence under an Annuity Payment Option as described in the contract;

..   the date the contract to which this benefit is attached terminates;

..   the date any investment restriction is violated;

..   the date both the Contract Value and Benefit Base have been reduced to zero; or

..   the date the contract Owners elect in writing to terminate the benefit.


   Phoenix Flexible Withdrawal Protector/SM/: A Guaranteed Minimum Withdrawal Benefit

   Summary of Benefit

   Beginning __________, 2008, subject to state approval and our implementation of the rider in the various states, you may purchase the Phoenix Flexible Withdrawal Protector and may also select the optional Extended Care Enhancement with the rider for an additional charge. (Extended Care Enhancement is not available with New York contracts.) When you elect the Phoenix Flexible Withdrawal Protector, the GMWB component is automatically included. You must elect the Extended Care Enhancement to be included as part of the rider at the time you purchase the contract. Currently, these benefits are only available for purchase at the time you buy the contract and you may only purchase one Optional Guaranteed Benefit with the contract. (For New York contracts, the Phoenix Flexible Withdrawal Protector rider is only available if the youngest Covered Person has attained age 54 for the single life option and age 59 for the spousal life option.) As with the other guaranteed minimum withdrawal benefit (GMWB) that has been offered with this contract, once you reach the date on which you can access the benefit according to the rider's terms, Phoenix Flexible Withdrawal Protector guarantees a minimum amount in payments or withdrawals from the contract provided you remain within certain restrictions and limitations which are described below. Phoenix Flexible Withdrawal Protector provides a lifetime benefit for the lifetime of one person if the single life option is elected, or for the lifetime of two spouses if the spousal life option is elected. You should know that the rider does not provide access to the benefit prior to the date the youngest Covered Person reaches a particular age, which is currently age 60 for the single life option and the younger spouse's age 65 for the spousal life option. We call the date on which this occurs the Benefit Eligibility Date. See "Important Terms and Conditions Related to Phoenix Flexible Withdrawal Protector" below for the definition of "Covered Person" and other important terms. However, prior to the Benefit Eligibility Date, the value of the benefit can increase as a result of increases to the Benefit Base. See "Events and features causing recalculation of the Benefit Base" below for details

   We call the annual amount of the rider's lifetime benefit, the Annual Benefit Amount. As noted below, the Annual Benefit Amount represents two distinct values depending on whether or not your Contract Value is greater than zero. We calculate the Annual Benefit Amount on the later of the date you make the first withdrawal and the Benefit Eligibility Date. On the date it is calculated, the Annual Benefit Amount equals a percentage we call the Annual Benefit Percentage, multiplied by a value we call the Benefit Base. The Annual Benefit Percentage is an amount ranging from 0%-7% based on the attained age of the youngest Covered Person on the date of the first withdrawal from the contract. If you take a withdrawal before the Benefit Eligibility Date, the Annual Benefit Percentage will be zero and then will be permanently set to 5% on the Benefit Eligibility Date. The Benefit Base is a value we calculate as described below for determining the Annual Benefit Amount. Certain transactions and events under the contract can increase or decrease the Benefit Base. In turn, these transactions and events can increase or decrease the Annual Benefit Amount thereby affecting the amount you receive in payments or withdrawals under the benefit. We further describe these terms, and describe the calculation of these values, and how various contract transactions and events affect these values below.

       Annual Benefit Amount when Contract Value is greater than zero:
       Guaranteed Withdrawals

       Provided that no withdrawals have been made from the contract prior to the Benefit Eligibility Date (the youngest Covered Person's 60th birthday for the single life option and 65th birthday for the spousal life option), Phoenix Flexible Withdrawal Protector then guarantees a minimum amount of withdrawals you can take from the contract each year after the Benefit Eligibility Date. This amount is the Annual Benefit Amount. The Annual Benefit Amount is not available for guaranteed withdrawals prior to the Benefit Eligibility Date. The rider does not prevent you from taking withdrawals from the contract at any time; however, taking withdrawals prior to the Benefit Eligibility Date may significantly reduce or eliminate the value of the rider benefit. Please see the chart of "Special Risks Associated with Withdrawals" at the end of this section for details. If you have taken withdrawals from the contract prior to the Benefit Eligibility Date, the Benefit Base will be reduced by the withdrawal in the same proportion as the Contract Value is reduced by the withdrawal. See "Taking Withdrawals".

       So long as your remaining Benefit Base is greater than zero when you reach the Benefit Eligibility Date, we will then calculate the Annual Benefit

       Amount that becomes available to you at that time. The Annual Benefit Amount will be equal to the Annual Benefit Percentage multiplied by the Benefit Base on that date. However, if you take withdrawals before the Benefit Eligibility Date and these withdrawals cause both your Contract Value and Benefit Base to become zero, your rider will terminate without value. Since this is a lifetime benefit, postponing withdrawals too long may limit the value of this rider because your remaining life expectancy shortens as you age. You should carefully consider your plans for taking withdrawals from the contract in considering whether this benefit is appropriate for your goals.

       After the Benefit Eligibility Date, withdrawals reduce the future value of this benefit if they exceed the Annual Benefit Amount. We will reduce the Benefit Base if cumulative withdrawals in a rider year are more than the Annual Benefit Amount. This reduction affects the amount available for future guaranteed withdrawals while the Contract Value is greater than zero and for guaranteed payments when the Contract Value is zero. Please see the chart of "Special Risks Associated with Withdrawals" at the end of this section for details. Additionally, withdrawals that exceed the contract's free withdrawal amount are subject to any surrender charges imposed under the contract.

       Annual Benefit Amount when Contract Value is zero: Guaranteed Payments

       If your Contract Value goes to zero on or after the Benefit Eligibility Date (the youngest Covered Person's 60/th/ birthday for the single life option and 65/th/ birthday for the spousal life option), and you have met the conditions of the benefit, the contract and all rights under the contract and rider terminate but we will pay you the Annual Benefit Amount each year until the first death of a Covered Person under the single life option and until the death of the surviving spouse under the spousal life option. The Annual Benefit Amount is not available for guaranteed payments until the Benefit Eligibility Date.

       Asset Allocation or Strategic Program Requirement

       If you purchase Phoenix Flexible Withdrawal Protector, you must select one of the approved asset allocation programs when allocating your premium payments and Contract Value. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs. You may, at any time, switch your current program to another approved program the Company may make available; however, the fee for the rider may vary depending on the program or option you choose. See the table of "Optional Benefit Fees" for details. We reserve the right to restrict availability of investment options and programs.

       Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling out of programs altogether will cause the rider to terminate without value. You may request to later re-enroll in a program however, re-enrollment will not reinstate the rider. If a program is eliminated while the rider is in effect, we will provide you notice and you must choose among the other approved programs available by working with your registered representative to make an appropriate selection and returning the form we require to the Annuity Operations Division. Descriptions of the programs are found in "Asset Allocation and Strategic Programs" above.

Important Terms and Conditions Related to Phoenix Flexible Withdrawal Protector

Since the rider is purchased with the contract, the rider date is the same as the contract date and rider years are measured the same as contract years.

"Annual Benefit Percentage" is a percentage we use to determine the Annual Benefit Amount. The percentage varies by age as shown below and is established on the date you make the first withdrawal from the contract. If your first withdrawal is prior to the Benefit Eligibility Date (the youngest Covered Person's 60th birthday for the single life option or 65th birthday for the spousal life option) this percentage is reset to 5% on the Benefit Eligibility Date.



            Single Life   Annual Benefit Spousal Life Annual Benefit
            Attained Age    Percentage   Attained Age   Percentage
            ------------  -------------- ------------ --------------
               <60              0%            <65           0%
               60-74            5%          65-74           5%
               75-79            6%          75-79           6%
               80-84            6%          80-84           6%
               85+              7%            85+           7%

"Benefit Eligibility Date" is the date the benefit provided by the rider is first available to you.

   . For the single life option, the Benefit Eligibility Date is the later of the rider date and the date the youngest Covered Person, as defined below, attains age 60.

   . For the spousal life option, the Benefit Eligibility Date is the later of the rider date and the date the youngest Covered Person attains age
       65. For the spousal life option, if either spouse dies prior to the Benefit Eligibility Date, we will reset the Benefit Eligibility Date to the later of the date of the first spousal death, and the date the surviving spouse attains age 65.

"Covered Person(s)" means the person(s) whose life is used to determine the duration of the lifetime Annual Benefit Amount payments. A Covered Person must be a natural person.

   . For the single life option, the Covered Person can be one or more lives. If there is one natural person owner, the owner is the Covered Person. If there are multiple natural person owners, all owners are Covered Persons. If the owner is a non-natural person, all annuitants named in the contract become the Covered Persons.

   . For the spousal life option, Covered Persons must be two legal spouses under federal law. If there is one natural person owner, the owner and the owner's spouse must be the Covered Persons. The spouse must be the sole beneficiary. If there are two spousal owners, the Covered Persons are the spousal owners, and they must both be each other's beneficiary. If there are multiple non-spousal owners, or if the owner is a non-natural person, the spousal life option is not allowed.

Benefit Base

The Benefit Base is the amount established for the sole purpose of determining the Annual Benefit Amount. As noted above, while the Contract Value is greater than zero, so long as you have reached the Benefit Eligibility Date, the Annual Benefit Amount is the amount available for withdrawals. When the Contract Value goes to zero, so long as you have reached the Benefit Eligibility Date, the Annual Benefit Amount is the amount we will pay to you each year.

Assuming the Phoenix Flexible Withdrawal Protector rider was issued on the date the contract was issued, the Benefit Base on that date equals the initial premium payment. Thereafter, the Benefit Base is re-calculated whenever certain triggering events occur. At any time while the rider is in effect, we will reduce the Benefit Base if cumulative withdrawals in a rider year are more than the Annual Benefit Amount. Generally speaking, assuming no withdrawals have been taken, the Benefit Base will be increased by additional premium payments, and may be increased as a result of the roll-up and step-up features. Additionally, except for contracts issued in the state of New York, the Benefit Base may be increased at a particular rider anniversary following the end of the roll-up period by an aspect of the roll-up feature we call the Benefit Base Multiplier. We describe events and features causing recalculation of the Benefit Base below. Under no circumstances will the Benefit Base ever exceed a maximum amount. This maximum amount is the sum of the Maximum Benefit Base Percentage, currently 500%, multiplied by the initial premium plus the Maximum Benefit Base Percentage multiplied by the sum of subsequent premiums in the first rider year, plus 100% of other subsequent premiums.

Sample calculation of the Maximum Benefit Base

Assume that the initial premium on the rider date was $100,000 and that the Maximum Benefit Base Percentage was 500%. On the rider date, your Maximum Benefit Base is $500,000 (500% times $100,000).

Now assume that you make an additional premium payment of $20,000 during the first rider year. Your Maximum Benefit Base would be increased to $600,000 [500,000 + (500% times $20,000)].

Then assume that you make another premium payment of $15,000, but that this premium payment was made in the third rider year. Your Maximum Benefit Base would be increased to $615,000 [$600,000 + (100% times $15,000)].

Events and features causing recalculation of the Benefit Base

..   Premium Payments Received After the Rider Date

   If we receive premium payments after the rider date, and no withdrawals have been made from the contract, then we will increase the Benefit Base. The Benefit Base will be increased by the dollar amount of each premium payment on the date we receive it. However, if you then take withdrawals from the contract in excess of your Annual Benefit Amount, we will reduce the Benefit Base as described in "Taking Withdrawals" below.

   If any withdrawal has been made from the contract on or prior to our receipt of an additional premium, we will not increase the Benefit Base as a result of premium payments made after such withdrawal.

..   Roll-up Feature

   The GMWB rider includes a roll-up feature. This feature is only available to you if you have not taken any withdrawals from the contract. A roll-up feature allows for an increase, or "roll-up," in the Benefit Base during a specified period of time, called the roll-up period. Currently, the roll-up period continues until the 10th rider anniversary following the later of the rider date and the last rider anniversary on which an automatic step-up, described below, occurs. In no event can the roll-up period extend beyond the time the younger Covered Person attains a maximum age. This maximum age is the greater of age 95 or the younger Covered Person's age on the rider date plus 10 years. The increase in Benefit Base resulting from a roll-up is based upon a comparison of different values on each rider anniversary, as specified below. For calculation of the increase in Benefit Base provided by the roll-up feature, "subsequent premium payments" means premium payments received after the rider date, excluding premium payments received on any rider anniversary. The roll-up amount is determined by multiplying the Benefit Base as of the prior rider anniversary or, for the roll-up at the end of the first rider year, the Benefit Base on the last valuation date of the first rider year by a percentage ("Roll-Up Percentage"), currently 6.5%, except for contracts issued in New York.

   For New York contracts the current percentage used to calculate the roll-up amount ("Roll-Up Percentage") is determined in accordance with the following table:



Single Life    Roll-Up   Spousal Life  Roll-Up
Attained Age  Percentage Attained Age Percentage
------------  ---------- ------------ ----------
   54            5.0%       59-60        5.0%
   55-56         5.5%          61        5.5%
   57            6.0%          62        6.0%
   58+           6.5%         63+        6.5%



   In addition, for New York contracts, the Roll-Up Percentage will be initially set on the rider date based on the youngest Covered Person's attained age on the rider date. Then, if an Automatic Step-Up occurs and there have been no withdrawals from the contract, the Roll-Up Percentage, for the following rider year, will be re-set based on the attained age of the youngest Covered Person on the date of the Automatic Step-Up.

   Except for New York contracts, if you are eligible for the roll-up feature of the rider, we will consider an additional value in recalculating Benefit Base on the rider anniversary at or following the end of the roll-up period on which the youngest Covered Person has attained age 70. This additional value applies the Benefit Base Multiplier, currently 200%, to the sum of the Benefit Base on the rider date plus subsequent premium received in the first rider year. The recalculation of the Benefit Base under the various situations that can exist at the end of the roll-up period is described below.

..   Rider Anniversaries During the Roll-up Period

   On each rider anniversary during the roll-up period, if no withdrawals have been made, the Benefit Base will be re-calculated on that rider anniversary. The re-calculated Benefit Base will be set equal to the greater of the following unless the automatic step-up feature has been suspended in which case, it will be set to the second of the two values described below:

   . the Contract Value then in effect, (after all fees have been deducted, and provided the automatic step-up feature has not been suspended);

   . the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary, and (ii) the roll-up amount for the prior rider year, if any.

Assume that you have reached a rider anniversary and that you are still in your roll-up period and have not made any withdrawals. Assume further that your Benefit Base as of your last rider anniversary was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended.

Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

   .   Contract Value = $105,000

   .   Sum of (i) and (ii) = $106,500

          (i) Benefit Base on prior rider anniversary = $100,000

          (ii) Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

   Your Benefit Base will be $106,500.

..   The Rider Anniversary Following the End of the Roll-Up Period.

If the roll-up period has ended, and no withdrawals have been made from the contract, we will re-calculate the Benefit Base on the rider anniversary following the end of the roll-up period. The Benefit Base Multiplier is not available for contracts issued in New York. As a result, for New York contracts, on the rider anniversary following the end of the roll-up period, the Benefit Base will be set equal to the greater of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the second of the two values described below:

   . the Contract Value then in effect, (after all fees have been deducted, provided the automatic step-up feature has not been suspended);

   . the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary, and (ii) the roll-up amount for the prior rider year, if any.

For contracts other than New York contracts, when we recalculate the Benefit Base on the rider anniversary following the end of the roll-up period, the amount of the re-calculated Benefit Base will depend on whether the youngest Covered Person has attained the Benefit Base Multiplier Age, currently age 70, by that rider anniversary. If the youngest Covered Person had not attained age 70 by the rider anniversary immediately following the end of the roll-up period then, we will re-calculate the Benefit Base again on the rider anniversary next following the date the youngest Covered Person attains age 70. For each situation, the recalculated Benefit Base is determined as described below.

1. Assuming the youngest Covered Person has not attained age 70 by the rider anniversary immediately following the end of the roll-up period, then on that rider anniversary, the Benefit Base will be set equal to the greater of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the second of the two values described below:

   . the Contract Value then in effect, (after all fees have been deducted, provided the automatic step-up feature has not been suspended);

   . the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary, and (ii) the roll-up amount for the prior rider year, if any.

Assume that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has not yet attained age 70 and you have not made any withdrawals. Assume further that your Benefit Base as of your last rider anniversary was $176,257, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended.

Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

..   Contract Value = $105,000

..   Sum of (i) and (ii) = $187,714

          (i) Benefit Base on prior rider anniversary = $176,257

          (ii) Roll-Up Amount for prior rider year = $176,257 x 6.5% = $11,457

Your Benefit Base will be $187,714.

   2. For contracts other than those issued in New York, assuming the youngest Covered Person has attained age 70 by the rider anniversary immediately following the end of the roll-up period, then on that rider anniversary, the Benefit Base will be set equal to the greatest of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

   . the Contract Value then in effect, (after all fees have been deducted, provided the automatic step-up feature has not been suspended);

   .   the Benefit Base Multiplier, currently 200%, multiplied by the sum of
       (i) the Benefit Base on the rider date, and (ii) all subsequent premium payments received during the first rider year;

   . the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary, and (ii) the roll-up amount for the prior rider year, if any.

Assume that the contract is not a New York contract so the Benefit Base Multiplier is 200% and that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has attained age 70 and you have not made any withdrawals. Assume further that your Benefit Base as of your last rider anniversary was $176,257, your Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the automatic step-up has not been suspended.


Your Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

..   Contract Value = $105,000

..   200% x Sum of (i) and (ii) = $200,000

          (i) Benefit Base on the rider date = $100,000

          (ii) Subsequent premium payments = $0

..   Sum of (i) and (ii) = $187,714

       (i) Benefit Base on prior rider anniversary = $176,257

       (ii) Roll-Up Amount for prior rider year = $176,257 x 6.5% = $11,457

Your Benefit Base will be $200,000.

Rider Anniversary Next Following Youngest Covered Person's 70/th/ Birthday Occurring after the Rider Anniversary Immediately Following the End of the Roll-Up Period.

For contracts other than those issued in New York, assuming no withdrawals have been taken and the youngest Covered Person attained age 70 after the rider anniversary immediately following the end of the roll-up-period, then, on the next rider anniversary following the date the youngest Covered Person attains age 70, the Benefit Base will be set equal to the greatest of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

   . the Contract Value then in effect, after all fees have been deducted, (provided the automatic step-up feature has not been suspended);

   . the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary;

   .   the Benefit Base Multiplier, currently 200%, multiplied by the sum of
       (i) the Benefit Base on the rider date and (ii) all subsequent premium payments received during the first rider year.

Assume that the contract is not a New York contract so the Benefit Base Multiplier is 200% and that you reached the rider anniversary following the end of the roll-up period several years ago, but still have not made any withdrawals from the contract. However, the youngest Covered Person celebrated his 70/th/ birthday during the prior rider year. Assume further, your Benefit Base on the prior rider anniversary was $180,000, your Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the automatic step-up has not been suspended.

Your Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

..   Contract Value = $105,000

..   Benefit Base on prior rider anniversary = $180,000

..   200% x Sum of (i) and (ii) = $200,000

       (i) Benefit Base on the rider date = $100,000

       (ii) Subsequent premium payments = $0

Your Benefit Base will be $200,000.

..   Each Rider Anniversary After the Earlier of the First Withdrawal and the
    Rider Anniversary Following the End of the Roll-Up Period (except Rider Anniversary next following youngest Covered Person's 70th birthday occurring after the Rider Anniversary immediately following the end of the Roll-Up Period)

   On each rider anniversary after the earlier of the first withdrawal and the rider anniversary following the end of the roll-up period, we will re-calculate the Benefit Base. The Benefit Base will be set equal to the greater of the following unless the automatic step-up feature has been suspended, in which case it will be set to the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary:

   . the Contract Value then in effect, after all fees have been deducted, (provided the automatic step-up feature, described below, has not been suspended); and

   . the Benefit Base on the prior rider anniversary adjusted for any withdrawals taken since the prior rider anniversary plus if no withdrawals have been taken any premium payments since the prior rider anniversary.

Assume that you made a withdrawal from the contract. Assume further, your current Benefit Base is $106,500, your Contract Value is $110,000 and the automatic step-up has not been suspended.

Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

..   Contract Value = $110,000

..   Benefit Base = $106,500

Your Benefit Base will be $110,000.

..   Automatic Step-Up Feature

   The Phoenix Flexible Withdrawal Protector rider includes an automatic step-up feature. Like the roll-up feature, the automatic step-up feature allows for an increase in the Benefit Base. At set intervals, currently on each anniversary of the rider date, we will automatically compare the Contract Value, after deduction of all fees, to the Benefit Base then in effect; that is, the Benefit Base on the prior rider anniversary plus any premium payments made since the prior rider anniversary. If the Contract Value, after deduction of all fees, is greater than such Benefit Base, we will automatically increase, or "step-up" the Benefit Base to equal the Contract Value. Any step-up occurs after any roll-up as described above. You should know the fee percentage for the rider may be increased if we step-up the Benefit Base. If you do not decline the automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base. You can decline the step up and any associated fee increase by contacting us no later than seven days prior to the rider anniversary. If you decline the step-up, the automatic step-up will not occur and the automatic step-up feature will be suspended immediately. If you decline an automatic step-up in the Benefit Base, we will continue to calculate any roll-ups as described above. Assuming your rider is still in effect at the next step-up interval, you may reactivate the automatic step-up option by contacting us at the phone number or address provided on the first page of the prospectus.

..   Taking Withdrawals

   The following section describes how taking withdrawals may impact the Benefit Base. Prior to the Benefit Eligibility Date, a withdrawal will reduce the Benefit Base by the same proportion as Contract Value is reduced by the withdrawal. If the Benefit Base is greater than the Contract Value at the time of the withdrawal, the withdrawal will reduce the Benefit Base by more than the withdrawal amount as shown in the example below. Then, on the Benefit Eligibility Date, which is generally the date the youngest Covered Person attains age 60, if the single life option is in effect or the date the younger spouse attains age 65, if the spousal life option is in effect, we will calculate the Annual Benefit Amount using the reduced Benefit Base.

   Assume the Contract Value is $50,000 and the Benefit Base is $75,000. A withdrawal of $5,000 is made prior to the Benefit Eligibility Date. The Contract Value is reduced by 10% ($5,000 / $50,000) as a result of the withdrawal. Therefore, the Benefit Base is reduced by 10% or $7,500. The new Benefit Base is $75,000 - $7,500 = $67,500.

   After you reach the Benefit Eligibility Date, whether withdrawals will reduce the Benefit Base depends on whether cumulative withdrawals in any rider year exceed the Annual Benefit Amount as described below. The Annual Benefit Amount is not available to you for withdrawals or payments unless you have reached the Benefit Eligibility Date.

   . If cumulative withdrawals in any rider year after the Benefit Eligibility Date do not exceed the Annual Benefit Amount then in effect, the Benefit Base will not be reduced.

   . If a withdrawal causes the cumulative withdrawals in any rider year after the Benefit Eligibility Date to exceed the Annual Benefit Amount, the amount withdrawn in excess of the Annual Benefit Amount and any subsequent withdrawals in that rider year are all considered excess withdrawals. Each excess withdrawal will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the excess withdrawal. This reduction in the Benefit Base reduces the amount of future permitted withdrawals and may also reduce any amount available for guaranteed payments if the Contract Value goes to zero.

   . You should know that, currently, withdrawals taken after the Benefit Eligibility Date to meet Required Minimum Distribution requirements as defined by the Internal Revenue Code are not considered to exceed the Annual Benefit Amount and therefore do not reduce the Benefit Base. However, we may change this rule at our discretion in which case such withdrawals taken following this change may be considered excess withdrawals as described below.

       For IRA and qualified plan contracts, cumulative withdrawals in any rider year after the Benefit Eligibility Date will be considered excess withdrawals only if they exceed the greatest of (a), (b) and (c), where:

       (a) = the current Annual Benefit Amount;

       (b) = the RMD for the 1st calendar year during the rider year; and

       (c) = the RMD for the 2nd calendar year during the same rider year.

   Sample calculations showing the effect of a withdrawal that is equal to the Annual Benefit Amount and then a withdrawal that is more than the Annual Benefit Amount

   Assume that your Contract Value is $100,000 and your Benefit Base is $120,000. Assume you are making your first withdrawal and that you have already reached the Benefit Eligibility Date.

   Since this is your first withdrawal (and it is occurring after the Benefit Eligibility Date), the Annual Benefit Percentage is determined by the youngest Covered Person's attained age on the date of first withdrawal. Assume this Annual Benefit Percentage is 5%. The Annual Benefit Amount therefore is $6,000, which is 5% multiplied by the Benefit Base (5% times $120,000). Now assume that the withdrawal amount is $6,000. Since your cumulative withdrawals during the rider year have not exceeded the Annual Benefit Amount, the amount withdrawn is not considered to be an excess withdrawal and there is no adjustment to your Benefit Base. So your Contract Value will decrease to $94,000 as a result of your withdrawal, but your Benefit Base will remain at $120,000.

   Assume that later that rider year, you withdraw an additional $10,000 and that the Contract Value prior to the withdrawal was $96,000. Your Contract Value would reduce to $86,000 as a result of the second withdrawal. Your cumulative withdrawals for the year are now $16,000, which exceeds your Annual Benefit Amount by $10,000. The excess withdrawal reduced your Contract Value by 10.42% ($10,000 divided by $96,000), and accordingly, your Benefit Base is reduced by 10.42%, from $120,000 to $107,500. Your Annual Benefit Amount would be recalculated as 5% of $107,500 or $5,375.

You should know that withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals, including withdrawals taken to meet Required Minimum Distribution requirements that do not exceed the Annual Benefit Amount are considered to be within the contract's free withdrawal amount. However, withdrawals above the Annual Benefit Amount, including withdrawals taken to meet Required Minimum Distribution requirements, are subject to any surrender charges imposed under the contract. Please see "Surrender of Contract and Withdrawals" and "Federal Income Taxes" for more information.

Extended Care Enhancement-This feature is not available for contracts issued in New York.

The Extended Care Enhancement is an optional feature available with the Phoenix Flexible Withdrawal Protector rider that allows for an increase in the Annual Benefit Amount when the Covered Person is confined to a nursing home, and meets the conditions specified below. As with other benefits provided by the rider, this benefit is available only on and after the Benefit Eligibility Date. This feature is subject to state availability.

Conditions

We will increase the Annual Benefit Amount when the Covered Person has been confined to a nursing home as defined below for a least one day of the rider year, and has met the elimination period and waiting period requirements. This increase in the Annual Benefit Amount lasts for the same amount of time the Covered Person is confined and is calculated as described below. To meet the elimination period requirements, the Covered Person must have been confined to a nursing home for at least 180 consecutive days within the last 365 days. To meet the waiting period requirements, the Covered Person must not have been confined to a nursing home 12 months before the rider date and twelve months following the rider date. If you are confined to a nursing home during the waiting period, you will never be eligible for benefits under the Extended Care Enhancement.

   . A nursing home is a facility that is licensed to operate pursuant to the laws and regulations of the state in which is it located as a nursing home to provide 24-hour convalescent and related nursing care services 7 days a week by an on-site registered nurse on a continuing inpatient basis for persons who are chronically ill or who otherwise require assistance in performing the basic activities of daily living. The facility must provide care prescribed by a physician and performed or supervised by a registered graduate nurse. In addition the facility must have a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one physician.

   . A nursing home does not include a hospital (acute care), a rehabilitation hospital, an assisted living facility, a facility for the treatment of alcoholism, drug addiction, mental illness, or nervous disorders, a rest home (a home for the aged or a retirement home), a residential care facility, or any other facility which does not, as its primary function, provide assistance in performing the basic activities of daily living.

No benefits under the Extended Care Enhancement feature will be provided if other similar benefits have been purchased through the Company, or any of its subsidiaries or affiliates.

If the Extended Care Enhancement feature is in effect, and you have met the above conditions, we will determine the Annual Benefit Amount by multiplying the Benefit Base by a specified percentage, currently 200%, multiplied by the Annual Benefit Amount Percentage. When the Covered Person is no longer confined to a nursing home, we will reduce the Annual Benefit Amount to that which is ordinarily provided under the Phoenix Flexible Withdrawal Benefit.

Payment of the Annual Benefit Amount when the Contract Value is greater than zero

The Annual Benefit Amount is not available to you before the Benefit Eligibility Date. After you reach the Benefit Eligibility Ddate, you may take withdrawals equal to the Annual Benefit Amount each year the Contract Value is greater than zero. You can establish a Systematic Withdrawal Program for payments equal to a specified amount or can request payments according to your own schedule. See "Systematic Withdrawal Program" for additional details about how to use this program and the program's restrictions.

Payment of the Annual Benefit Amount when the Contract Value is zero

The Annual Benefit Amount is not available to you before the Benefit Eligibility Date. If, when the Contract Value goes to zero, the Benefit Base is greater than zero, then, one month after the later of the date the Contract Value goes to zero and the Benefit Eligibility Date, we will begin to pay you equal monthly payments of an amount that will equal the Annual Benefit Amount divided by twelve. We will make these payments under the single life option or spousal life option, whichever you selected at the time you purchased the rider. For the single life option, all Covered Persons must be living on the date we make the first payment, and for the spousal life option, at least one spouse must be living. Payments will continue until the first death of any Covered Person(s) for the single life option, or until the death of the surviving spouse for the spousal life option. We may change the payment frequency to annual if a monthly payment would be otherwise less than any minimum payment requirement.

Maximum Maturity Date Benefit

If your Contract Value is greater than zero and you cannot extend the maturity date of the contract any later, this rider allows you to exchange the Contract Value for lifetime payments equal to the Annual Benefit Amount in lieu of applying the Contract Value to one of the annuity payment options offered under the contract. Otherwise, your contract will enter the annuity period and you may choose any of the annuity options then available. See "The Annuity Period".

Termination of Phoenix Flexible Withdrawal Benefit

The rider will terminate without value on the date the first of any of the following events occur:

    1. any Covered Person is changed;

    2. annuity payments begin under an annuity payment option as described in the contract;

    3. the contract, to which the rider is attached, terminates;

    4. the owner elects to terminate the rider;

    5. any portion of the Contract Value is no longer invested in one of the approved asset allocation programs;

    6. the Contract Value and Benefit Base are both reduced to zero;

    7. any Covered Person under the single life option, or the surviving Covered Person under the spousal life option dies; or

    8. you assign any rights or interest in the rider.

Once the rider is terminated it cannot be reinstated and the pro rata portion of the rider fee will be deducted from the Contract Value on the date the rider terminates.

Special Risks Associated with Withdrawals

The following chart demonstrates special risks that are associated with taking withdrawals when the Phoenix Flexible Withdrawal Protector is attached to a contract when the Contract Value and Benefit Base are both greater than zero. Whether or not a withdrawal is considered "permitted" or "excess" is described in the section "Taking Withdrawals", in the description of the Benefit Base. When the Contract Value is reduced to zero, lifetime payments will begin and withdrawals are no longer allowed from the contract.

                                                      Permitted      Excess
Scenario                              No Withdrawals  Withdrawals  Withdrawals
--------                              --------------  -----------  -----------
Automatic Contract Value reduction                        X            X
Reduction to Benefit Base                                              X
Gives you the highest potential
  Annual Benefit Amount available
  under the rider/1/                        X
Cancels your ability to have
  subsequent premium payments
  automatically increase the
  Benefit Base                                            X            X
Cancels your ability to "roll-up"
  and increase your Benefit Base                          X            X
Reduces the likelihood of an
  automatic step-up/2/                                    X            X
Premium payments increase the
  Benefit Base                              X
Potential to terminate the rider
  without value if reduces the
  Contract Value to zero                                               X
Permanently sets the Annual Benefit
  Percentage                                              X            X
Permanently sets the Annual Benefit
  Amount if the Contract Value is
  reduced to zero and the Benefit
  Base is greater than zero                               X
Potential surrender charges                                            X
Potential premium taxes and/or
  federal income tax consequences                         X            X



/1/ The potential Annual Benefit Amount is greatest if at the end of the roll-up period, no withdrawals have been made and the youngest Covered Person has attained the Benefit Base Multiplier Age.

/2/ In order to obtain an automatic step-up, your Contract Value must be greater than your Benefit Base on the rider anniversary. If you make withdrawals, your Contract Value will automatically decline, therefore reducing the likelihood that your Contract Value will be greater than your Benefit Base on your next rider anniversary, thus also reducing the likelihood that you will be able to step-up your Benefit Base.


Surrender of Contract and Withdrawals

   If the owner is living, amounts held under the contract may be withdrawn in whole or in part prior to the maturity date, or after the maturity date under Variable Annuity Payment Options K or L.

   Prior to the maturity date, you may withdraw up to 10% of the contract value in a contract year, either in a lump sum or by multiple scheduled or unscheduled partial withdrawals, without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be determined based on the contract value at the time of the first partial withdrawal. In all subsequent years, the 10% will be based on the previous contract anniversary value. A signed written request for withdrawal must be sent to our Annuity Operations Division. If you have not yet reached age
59 1/2, a 10% penalty tax may apply on taxable income withdrawn. See "Federal Income Taxes."

   The appropriate number of accumulation units of an investment option will be redeemed at their value next determined after the receipt by our Annuity Operations Division of a written notice in a form satisfactory to us. Accumulation units redeemed in a partial withdrawal from multiple investment options will be redeemed on a pro rata basis unless you designate otherwise. Contract values in the GIA will also be withdrawn on a pro rata basis unless you designate otherwise. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See "Payment Deferral." There may be adverse tax consequences to certain surrenders and partial withdrawals. See "Surrenders or Withdrawals Prior to the Contract Maturity Date." Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code Section 403(b) plans. Although loans are available under 403(b) plans only, certain limitations may apply. See "Qualified Plans--Tax Sheltered Annuities." A deduction for surrender charges may be imposed on partial withdrawals from, and complete surrender of, a contract. See "Surrender Charges." Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to premium payments in the order your premium payments were received.

   Requests for partial withdrawals or full surrenders should be mailed to our Annuity Operations Division.

Contract Termination

   The contract will terminate, if on any valuation date the contract value is zero. Phoenix will notify you in writing that the contract has terminated.

Payment Upon Death Before Maturity Date

When is the Death Benefit Payable?

   A death benefit is payable when the owner (or primary annuitant when the contract is owned by a non-natural person) dies. If there is more than one owner, a death benefit is payable upon the first owner to die.

Who Receives Payment?

..   Death of an Owner/Annuitant

   If the owner/annuitant dies before the contract maturity date, the death benefit will be paid to the owner/annuitant's beneficiary. If the spouse is the beneficiary, see Spousal Beneficiary Contract Continuance.

..   Death of an Owner--Multiple Owners

   If one of the owners dies prior to the maturity date, the death benefit will be paid to the surviving owner(s), if any, who will be deemed to be the designated beneficiary(s).

..   Death of an Annuitant who is not the Owner

   If the owner and the annuitant are not the same individual and the annuitant dies prior to the maturity date, the owner becomes the annuitant and the contract continues, unless the owner appoints a new annuitant. If a joint annuitant dies prior to the maturity date, the owner may appoint a new joint annuitant. The death of an annuitant or joint annuitant will not cause the death benefit to be paid.

..   Death of Owner who is not the Annuitant

   If the owner who is not the annuitant dies before the contract maturity date, the death benefit will be paid under the contract to the owner's beneficiary, unless the beneficiary is the spouse. The survival of the annuitant does not affect this payment. If the spouse is the beneficiary, see Spousal Beneficiary Contract Continuance.

..   Spousal Beneficiary Contract Continuance

   If the owner/annuitant or owner non-annuitant dies and the spouse of the owner is the beneficiary, the spousal beneficiary can continue the contract as the contract owner.

..   Ownership of the Contract by a Non-Natural Person

   If the owner is not an individual, the death of the primary annuitant is treated as the death of the owner.

What is the Death Benefit Amount?

   The owner shall elect any of the available death benefit options at the time of the initial premium payment. If no option is elected, Death Benefit Option 1 will apply. If we grant your request to change ownership, Death Benefit Option 1 shall apply, unless we agree otherwise.

..   Death Benefit Option 1--Return of Premium

   Upon the death of the owner (or if there is more than one owner, on the death of the owner who dies first), the death benefit is the greater of:

    a) the sum of all of premium payments, less adjusted partial withdrawals (as defined below); or

    b) the contract value on the claim date.

..   Death Benefit Option 2--Annual Step-up

   This death benefit is based on the age of the owner. If there is more than one owner, it is based upon the age of the eldest owner at issue.

   Upon the death of the owner who has not attained age 80, the death benefit is the greatest of:

    a) the sum of all premium payments, less adjusted partial withdrawals (as defined below); or

    b) the contract value on the claim date; or

    c) the annual step-up amount (as defined below).

   Upon the death of the owner who has attained age 80, the death benefit is the greater of:

    a) the death benefit amount in effect at the end of the contract year prior to the owner attaining age 80, plus the sum of all premium payments less adjusted partial withdrawals (as defined below) made since the end of the contract year prior to the owner attaining age 80; or

    b) the contract value on the claim date.

   If the owner is not an individual, the age of the primary annuitant will be used to calculate the death benefit amount. If the spouse elects to continue the contract under Death Benefit Option 2, the death benefit will be calculated using the surviving spouse's attained age.

   Adjusted Partial Withdrawals: The result of multiplying the ratio of the partial withdrawal to the contract value and the death benefit (prior to the withdrawal) on the withdrawal date.

   Annual Step-up Amount: In the first contract year the step-up amount is equal to 100% of premium payments less adjusted partial withdrawals. After that, in any following contract year the step-up amount equals the greater of

    (1)the step-up amount at the end of the prior contract year, plus any premium payments made since the end of the prior contract year, less any adjusted partial withdrawals made since the end of the prior year; or

    (2)the contract value.

   Death benefit proceeds will be payable in a single lump sum, and you should know that we offer the Phoenix Concierge Account ("PCA") as the default method of payment for all death claims greater or equal to $5,000 when the beneficiary is an individual, trust or estate. The PCA is generally not offered to corporations or similar entities. The PCA is an interest bearing checking account that is made available to beneficiaries in lieu of a single check.

   The PCA is not insured by the FDIC, NSUSIF, or any other state or federal agency which insures deposits. The guarantee of principal is based on the claims-paying ability of the company. Also, if the recipient chooses, death benefit proceeds will be payable in the form of an annuity payment option. Any such annuity payment option is subject to all restrictions (including minimum amount requirements) as are other annuities under this contract. In addition, there may be legal requirements that limit the recipient's annuity options and the timing of payments. See "Distributions at Death" under "Federal Income Taxes." A recipient should consult a qualified tax adviser before electing to receive an annuity.

   Depending upon state law, the amounts paid to the owner may avoid probate and the death benefit may be reduced by any tax due. For more information, see "Tax" and "Distribution at Death" under "Federal Income Taxes."

   We reserve the right to discontinue offering any one of the available death benefit options in the future.

   If you are the beneficiary of a deceased Owner's Contract and are utilizing this Contract as an Inherited/Stretch Annuity, only the Return of Premium death benefit is available to you.

Internet, Interactive Voice Response and Telephone Transfers

   You may transfer your contract value among the available investment options and make changes to your premium payment allocations by Internet, Interactive Voice Response ("IVR") or telephone. The Company may discontinue any of these options and may provide other options at any time.

   The company and Phoenix Equity Planning Corporation ("PEPCO"), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all transfers. PHL Variable and PEPCO may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that PHL Variable and PEPCO reasonably believe to be genuine.

   We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

   Prior to the Maturity Date of your contract, you may elect to transfer all or any part of the contract value among one or more investment options or the GIA subject to the limitations established for the GIA. A transfer from an investment option will result in the redemption of accumulation units and, if another investment option is selected, in the purchase of accumulation units.

   The exchange will be based on the values of the accumulation units next determined after the receipt by our Annuity Operations Division of notice of election in a form satisfactory to us. A transfer among investment options or the GIA does not automatically change the premium payment allocation schedule of your contract.

   You may also request transfers and changes in premium payment allocations among available investment options or the GIA by calling us at 800/541-0171 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time on any valuation date, or by writing to the address listed on the first page of this prospectus. You may permit your registered representative to submit transfer requests on your behalf. We will employ reasonable procedures to confirm that transfer instructions are genuine. We will require verification of account information and will record telephone instructions on tape. All transfer and allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following transfer instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These transfer exchange and allocation change privileges may be modified or terminated at any time on a case by case basis. In particular, during times of extreme market volatility, transfer privileges may be difficult to exercise. In such cases you should submit written instructions.

   Unless we otherwise agree or unless the Dollar Cost Averaging Program has been elected, (see below), you may make only one transfer per contract year from the GIA. Nonsystematic transfers from the GIA will be made on the date of receipt by our Annuity Operations Division except as you may otherwise request. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greater of $1,000 or 25% of the contract value in the GIA at the time of transfer.

   No surrender charge will be assessed when a transfer is made. The date a premium payment was originally credited for the purpose of calculating the surrender charge will remain the same. Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of up to $20 per transfer after the first 12 transfers in each contract year to defray administrative costs. Currently, 12 transfers are permitted from the investment options and one transfer from the GIA; however, we reserve the right to change our policy to limit the number of transfers made during each contract year if we determine in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other contract owners. For more information, see "Market Timing and Other Disruptive Trading". There are additional restrictions on transfers from the GIA as described above and in the section titled, "GIA."

   For contracts issued on or after March 31, 2003, transfers to the GIA are not permitted during the first contract year. After the first contract year, a transfer into the GIA will not be permitted if such transfer would cause the percentage of the contract value in the GIA to exceed the Maximum GIA Percentage shown on the schedule page.

Market Timing and Other Disruptive Trading

   We discourage market timing activity, frequent transfers of contract value among investment options and other activity determined to be "Disruptive Trading", as described below. Your ability to make transfers among investment options under the contract is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes "Disruptive Trading" that may disadvantage or potentially harm the rights or interests of other contract owners.

   "Disruptive Trading" includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

   . dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;

   . an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

   .   increased brokerage and administrative expenses.

   To protect our contract owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

   Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your contract, we may (but are not obligated to):

   . limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

   . restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet, IVR or fax transfer privileges),

   . require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),

   . impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

   .   impose other limitations or restrictions.

   Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a contract owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

   Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some contract owners could engage in Disruptive Trading while others will bear the effects of their activity.

   Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner's right to make Internet and IVR transfers. We will notify contract owners in writing (by mail to their address of record on file with us) if we limit their trading.

   We have adopted these policies and procedures as a preventative measure to protect all contract owners from the potential affects of Disruptive Trading, while recognizing the need for contract holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other contract owners.

   We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

   We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a contract owner's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some contract owners may be treated differently than others, resulting in the risk that some contract owners could engage in Disruptive Trading while others will bear the effects of their activity.

   Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Phoenix has entered into information sharing agreements with the underlying funds of this variable product as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason. We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

   We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

The Annuity Period

   The annuity period begins after the accumulation period of the contract, when annuity payments are made to you.

Annuity Payments

   Annuity payments will begin on the contract's maturity date if the owner is alive and the contract is still in force. Beginning on the maturity date, investment in the Account is continued unless a fixed payment annuity is selected. No surrender charge is taken. If you have not selected an annuity payment option by the maturity date, the default is Annuity Payment Option I--Variable Life Annuity with 10-Year Period Certain. For more information, see "Annuity Payment Options."

   If the amount to be applied on the maturity date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the total contract value on the date the initial annuity payment would be payable, or make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments.

   Your contract specifies a maturity date at the time of its issuance. However, you may subsequently elect a different maturity date. The maturity date may not be earlier than the fifth contract anniversary. The latest maturity date is the contract anniversary nearest the annuitant's 95th birthday or ten years from the contract date, unless agreed otherwise. Generally, under qualified plans, the maturity date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity ("IRA").

   The maturity date election must be made by written notice and must be received by our Annuity Operations Division 30 days before the provisional maturity date. If you do not elect a maturity date, which is different from the provisional maturity date, the provisional maturity date becomes the maturity date. Particular care should be taken in electing the maturity date of a contract issued under a Tax Sheltered Annuity (TSA), a Keogh Plan or an IRA plan. For more information, see "Tax Sheltered Annuities," "Keogh Plans" and "Individual Retirement Accounts."

Annuity Payment Options

   Unless an alternative annuity payment option is elected on or before the maturity date, the amounts held under a contract on the maturity date will be applied to provide a Variable Life Annuity with 10-Year Period Certain (Option
I) as described below. Instead of Option I, you may, by sending a written request to AOD on or before the maturity date of the contract, elect any of the other annuity payment options described below. After the first annuity payment, you may not change the elected annuity payment option. No surrender charge will be assessed under any annuity payment option, unless unscheduled withdrawals are made under Variable Annuity Payment Options K or L.

   With the exception of the Fixed Annuity Payment Options and Annuity Payment Option L, each annuity payment will be based upon the value of the annuity units credited to the contract. The number of annuity units in each investment option to be credited is based on the value of the accumulation units in that investment option and the

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applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates, however, if the current rate is higher, we'll apply the higher rate. The annuity payment rate differs according to the annuity payment option selected and the age of the annuitant(s). The annuity payment rate is applied and will determine all annuity payments for the fixed annuity payment options and the first annuity payment for the variable annuity payment options. The value of the annuity units will vary with the investment performance of each investment option to which annuity units are credited.

   The initial annuity payment will be calculated based on an assumed investment return of 4.5% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the investment option is better or worse than the assumed investment return. The assumed investment return is set at the time of your first annuity payment. If investment performance is higher than the assumed investment return, your subsequent annuity payments will be larger than your first annuity payment. However, if investment performance is lower than the assumed investment rate, your subsequent annuity payments will be less than the first annuity payment. If the assumed and actual investment performances are the same, your annuity payments will be level. The assumed investment return and the calculation of variable annuity payments for a 10-year period certain variable payment life annuity and for Annuity Payment Options J and K described below are described in more detail in the contract and in the SAI.

   The level of annuity payments payable under the following annuity payment options is based upon the annuity payment option selected, and such factors as the age of the annuitant, the form of annuity, annuity payment rates, assumed investment rate (for variable annuity payments) and the frequency of annuity payments will affect the level of annuity payments. The longer the duration, and more frequent the payments, the lower the annuity payment amount. The assumed investment rate is 4.5% per year. We use this rate to determine the first annuity payment under Variable Annuity Payment Options I, J, K, M and N. Under Option L, we determine the amount of the annual distribution by dividing the amount of contract value as of the payment calculation date by the life expectancy of the annuitant or the joint life expectancy of the annuitant and joint annuitant at that time.

   We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the investment options. For more information, see "Charges For Mortality and Expense Risks" and "Charges for Administrative Services." Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.

   The following are descriptions of the annuity payment options available under a contract. These descriptions should allow you to understand the basic differences between the options, however, you should contact our Annuity Operations Division well in advance of the date you wish to elect an option to obtain estimates of annuity payments under each option.

Option A--Life Annuity with Specified Period

   A fixed payout annuity payable monthly while the annuitant is living or, if later, the end of the specified period certain. The period certain may be specified as 5, 10, or 20 years. The period certain must be specified at the time this option is elected.

Option B--Non-Refund Life Annuity

   A fixed payout annuity payable monthly while the annuitant is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

Option D--Joint and Survivor Life Annuity

   A fixed payout annuity payable monthly while either the annuitant or joint annuitant is living. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date.

Option E--Installment Refund Life Annuity

   A fixed payout annuity payable monthly while the annuitant is living. If the annuitant dies before the annuity payments made under this option total an amount which refunds the entire amount applied under this option, we will make a lump sum payment equal to the entire amount applied under this option less the sum of payments already made.

Option F--Joint and Survivor Life Annuity with 10-Year Period Certain

   A fixed payout annuity payable monthly while either the annuitant or joint annuitant is living, or if later, the end of 10 years. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date.

Option G--Payments for Specified Period

   A fixed payout annuity payable monthly over a specified period of time. Payments continue whether the annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary.

Option H--Payments of Specified Amount

   Equal income installments of a specified amount are paid until the principal sum remaining under this option from the amount applied is less than the amount of the installment. When that happens, the principal sum remaining will be paid as a final payment. The amount specified must provide for payments for a period of at least 5 years.

Option I--Variable Life Annuity with 10-Year Period Certain

   A variable payout annuity payable monthly while the Annuitant is living or, if later, for ten years. If the beneficiary of any death benefits payable under this contract elects this payment option, the period certain will equal the shorter of 10 years or the life expectancy of such beneficiary.

Option J--Joint Survivor Variable Life Annuity with 10-Year Period Certain

   A variable payout annuity payable monthly while either the annuitant or joint annuitant is living, or if later, the end of 10

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years. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date. This option is not available for the payment of any death benefit under this contract.

Option K--Variable Annuity for a Specified Period

   A variable payout annuity payable monthly over a specified period of time. Payments continue whether the annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the number of fixed annuity units in each investment option and affect the amount of future payments. For details, see "Variable Annuity Payments" and "Calculation of Annuity Payments" in the SAI.

Option L--Variable Life Expectancy Annuity

   This option provides a variable income which is payable over the annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the contract value and affect the amount of future payments. Upon the death of the annuitant (and joint annuitant, if applicable), any remaining contract value will be paid in a lump sum to the beneficiary. For details, see "Variable Annuity Payments" and "Calculation of Annuity Payments" in the SAI.

Option M--Unit Refund Variable Life Annuity

   This option provides variable monthly payments as long as the annuitant lives. In the event of the death of the annuitant, the monthly payments will stop and the beneficiary will receive a lump sum payment equal to the value of the remaining annuity units. This value is equal to the sum of the number of remaining annuity units for each investment option multiplied by the current annuity unit value for that investment option. The number of remaining annuity units for each investment option will be calculated as follows:

1) the net amount in the investment option applied under this option on the first payment calculation date divided by the corresponding annuity unit value on that date, minus

2) the sum of the annuity units released from the investment option to make the payments under this option.

   You may not transfer any assets under Annuity Payment Option M, unless we agree otherwise.

Option N--Variable Non-Refund Life Annuity

   A variable payout annuity payable monthly while the annuitant is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

Other Options and Rates

   We may offer other annuity payment options at the time a contract reaches its maturity date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the then current settlement rates shall be used in determining the amount of any annuity payment under the Annuity Payment Options above.

Other Conditions

   Federal income tax requirements currently applicable to most qualified plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see "Option F" and "Option J" above) cannot be any greater than the joint life expectancies of the payee and his or her spouse.

   Federal income tax requirements also provide that participants in regular or SIMPLE IRAs must begin minimum distributions by April 1 of the year following the year in which they attain age 70 1/2. Minimum distribution requirements do not apply to Roth IRAs. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain age 70 1/2. Any required minimum distributions must be such that the full amount in the contract will be distributed over a period not greater than the participant's life expectancy or the combined life expectancy of the participant and his or her spouse or designated beneficiary. Distributions made under this method are generally referred to as Life Expectancy Distributions ("LEDs"). An LED program is available to participants in qualified plans or IRAs. Requests to elect this program must be made in writing.

   Under the LED program, regardless of contract year, amounts up to the required minimum distribution may be withdrawn without a deduction for surrender charges, even if the minimum distribution exceeds the 10% allowable amount. See "Surrender Charges." Any amounts withdrawn that have not been held under a contract for at least six years and are in excess of both the minimum distribution and the 10% free available amount will be subject to any applicable surrender charge.

   If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the contract value on the date the initial annuity payment would be payable, in place of all other benefits provided by the contract, or, may make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments.

   Currently, transfers between investment options are available for amounts allocated to any of the variable annuity payment options except Annuity Payment Option M.

Payment Upon Death After Maturity Date

   If an owner dies on or after the maturity date and there is no surviving owner, any remaining period certain annuity payments will be paid to the beneficiary under the annuity payment option in effect on the date of death. Generally, payments may not be deferred or otherwise extended. (For information regarding the Inherited/Stretch Annuity feature of this Contract, see the section of this prospectus entitled "Inherited/Stretch Annuity Feature.")

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   If there is a surviving owner, the payments continue as if there had been no death.

   If the annuitant and joint annuitant, if any, die and are survived by any owner(s), any remaining period certain annuity payments will be paid to such owner(s). Payments will continue under the annuity payment option in effect at the date of death and may not be deferred or otherwise extended.

   For contracts issued outside of an Individual Retirement Account/Annuity or a qualified plan, the payments to the beneficiary must be made at least as rapidly as the payments were being made to the owner.

Variable Account Valuation Procedures

Valuation Date

   A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and we are open for business. However, transaction processing may be postponed for the following reasons:

1. the NYSE is closed or may have closed early;

2. the SEC has determined that a state of emergency exists; or

3. on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day).

   The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate
Account is determined at the close of the NYSE (usually 4:00 p.m. eastern time).

Valuation Period

   Valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

Accumulation Unit Value

   The value of one accumulation unit was set at $1.000 on the date assets were first allocated to an investment option. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date. After the first valuation period, the accumulation unit value reflects the cumulative investment experience of that investment option.

Net Investment Factor

   The net investment factor for any valuation period is equal to 1.000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each investment option, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the investment option for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk fees and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the investment option at the beginning of the valuation period.

Miscellaneous Provisions

Assignment

   Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract to a spouse or a grantor trust. This assignment may result in taxable income to the contract owner. We will not be on notice of such an assignment unless we receive written notice of such assignment filed with our Annuity Operations Division.

   A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. For more information, see "Surrenders or Withdrawals Prior to the Contract Maturity Date." Transfer of ownership will nullify the original death benefit option and the death benefit option will become Option 1.

Death Benefit

   In order to qualify for favorable tax treatment, contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

Payment Deferral

   Payment of the contract value attributable to the Separate Account in a single sum upon a partial withdrawal or full surrender of the contract will ordinarily be made within 7 days after receipt of the written request by our Annuity Operations Division. However, we may postpone payment of the value of any accumulation units at times (a) when the NYSE is closed, other than customary weekend and holiday closings, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the series is not reasonably practicable or it is not reasonably practicable to determine the contract value or (d) when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.

   Payment of the Contract Value attributable to the GIA may be deferred for 6 months from the date of receipt of a withdrawal or surrender request at our Annuity Operations Division. If payment is delayed for more than 10 days, we will credit additional interest at a rate equal to that paid under Annuity Options G and H.

   Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a contract owner's ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death

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benefits, until we are so instructed by the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Free Look Period


   We may mail the contract to you or we may deliver it to you in person. You may return a contract for any reason within ten days after you receive it and receive in cash the adjusted contract value less any charges. (A longer Free Look Period may be required by your state.) You may receive more or less than the initial premium payment depending on investment experience within the investment options during the Free Look Period. If a portion or all of your initial premium payment has been allocated to the GIA, we also will refund any earned interest. However, if applicable state law requires a return of premium payments less any withdrawals, we will return the greater of premium payments less any withdrawals or the Contract Value less any applicable surrender charges.


   During periods of extreme market volatility, we reserve the right to make the Temporary Money Market Allocation Amendment available. We will generally allocate the premium payment, less applicable charges, according to your instructions when we receive your completed application. We may issue some contracts with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net premium payment and the net of other premium payments paid during your Free Look Period to the Phoenix Money Market investment option. When your Free Look Period expires we allocate the contract value among the investment options and/or the GIA according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

Amendments to Contracts

   Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract that necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

Substitution of Fund Shares

   If, in the judgment of Phoenix's management, one or more of the funds becomes unsuitable for investment by contract owners, we reserve the right to substitute accumulation units of another investment option for accumulation units already purchased or to be purchased in the future by premium payments under this contract. Any substitution will be subject to approval by the SEC, if required and, where required, one or more state insurance departments.

Ownership of the Contract

   Ordinarily, the purchaser of a contract is both the owner and the annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the annuitant. More than one owner may own a contract as joint owner. Transfer of the ownership of a

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contract may involve federal income tax consequences, and a qualified advisor should be consulted before any such transfer is attempted.

Inherited/Stretch Annuity Feature

   This contract is available to an individual or trust beneficiary of an Individual Retirement Account (IRA), (including a Roth IRA), or Qualified Plan or to an individual beneficiary of a Non-Qualified contract as an Inherited or "Stretch" annuity. An Inherited or Stretch contract is designed to permit the beneficiary to continue or change the funding vehicle that the deceased Owner selected while taking the required minimum distribution (RMD) payments that must be made to the beneficiary after the deceased Owner's death (see the section of this prospectus entitled "Federal Income Taxes"). Certain limitations, considerations and tax implications apply to an Inherited/Stretch Annuity and may differ depending upon whether the plan is IRA/Qualified or Non-Qualified and whether the beneficiary is an individual or a trust. In general, the following guidelines apply:

..   No additional contributions may be made.

..   Certain optional benefits may not be available to the beneficiary who
    "stretches" an annuity. See the discussion of such benefits in the section of this prospectus entitled "Optional Benefits."

..   Only the Return of Premium death benefit is available to a beneficiary who
    "stretches" an annuity.


..   Pursuant to the Internal Revenue Code (IRC), there are a number of options that can satisfy the after-death RMD requirements. An Inherited/Stretch Annuity is one of these options.

..   We will calculate the RMD each year in accordance with IRC provisions using the Fair Market Value (year-end account value, plus any actuarial value assigned to living benefits) of the account.

..   With certain limitations, a beneficiary's share of the death benefit is distributed over his or her life expectancy. If there are multiple beneficiaries and a separate beneficiary account is not established by December 31st of the calendar year following the year of death, the death benefit is distributed over the life expectancy of the oldest beneficiary.

..   For a Non-Qualified contract, if the deceased Owner had begun receiving annuitization proceeds, the RMD payments are based on the life expectancy of the deceased Owner at the time of death.

..   With regard to IRAs/Qualified plans, if the beneficiary is a non-natural person, the life expectancy used is the remaining life expectancy of the deceased, if the deceased Owner died after his or her required beginning distribution date.

..   The annual RMD must be withdrawn each year. For a Non-Qualified contract, the first RMD must be distributed no later than the anniversary of the deceased Owner's date of death. For IRAs/Qualified plans, the first RMD must be distributed on or before December 31st of the calendar year following the year of the deceased's death.


..   For an IRA/Qualified plan, if the beneficiary is a surviving spouse, the surviving spouse beneficiary can postpone RMDs until the year the deceased spouse would have turned 70 1/2. In the alternative, the spouse can also add the IRA/Qualified plan proceeds to his or her own IRA and delay RMDs until the surviving spouse turns 70 1/2.

..   For a Non-Qualified contract, if the beneficiary is a surviving spouse, the surviving spouse can take the contract as his or her own and delay RMDs until the surviving spouse's death.

..   The RMD may be paid on an installment basis with the payment frequency chosen by the beneficiary; in all cases, the RMDs must be paid at least annually.

..   In addition to RMD amounts, additional funds may be withdrawn from the
    Contract. Any withdrawal in excess of the RMD may be subject to a surrender charge (see the sections of this prospectus entitled "Summary of Expenses" and "Surrender of Contracts and Withdrawals").

..   It is the responsibility of the beneficiary to ensure that the correct RMD is withdrawn each year.

   For more information regarding Our administration of this feature, please see your Required Minimum Distribution (RMD) Request and Acknowledgment Form. This feature may not be suitable for some beneficiaries. We are not providing tax, financial or legal advice. You should consult with your financial professional and tax adviser to determine whether this feature is right for you. This feature may not be available in all states.

Federal Income Taxes

Introduction

   The contracts are designed for use with retirement plans which may or may not be tax-qualified plans ("qualified plans") or Individual Retirement Annuities (IRAs) under the provisions of the Internal Revenue Code of 1986, (the "Code"). The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments and on the economic benefits of the contract owner, annuitant or beneficiary depends on our income tax status, on the type of retirement plan for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

   The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax advisor. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other tax laws. Moreover, the discussion is based upon our understanding of the federal income tax laws as they are

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currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). We do not guarantee the tax status of the contracts or any transactions involving the contracts either currently or in the future. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. From time to time, there are proposals in Congress that would impact the taxation of annuity contracts and/or qualified plans; if enacted, these changes could be retroactive. At this time, we do not have any specific information about any pending proposals that could affect this contract. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

Income Tax Status

   We are taxed as a life insurance company under Part 1 of Subchapter L of the Code. Since the Separate Account is not a separate entity from Phoenix and its operations form a part of Phoenix, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the contract value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, is not taxed to us. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future.

Taxation of Annuities in General--Nonqualified Plans

   Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value of the units held under a contract until some form of distribution is made. In certain cases, the increase in value may be subject to tax currently. See "Distribution-at-Death Rules," "Contracts Owned by Non-Natural Persons," "Owner Control" and "Diversification Standards" below.

   As the owner of the contract, you may elect one of the available death benefit guarantees under the contract. One or more of the options available may, in some cases, exceed the greater of the sum of premium payments or the contract value. The IRS may take the position with respect to these death benefit guarantees that they are not part of the annuity contract. In such a case, the charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from purchase payments for the contract would not be deductible. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit guarantee under this contract or any amendments, benefits or endorsements to the contract.

Surrenders or Withdrawals Prior to the Contract Maturity Date

   Code Section 72 provides that a withdrawal or surrender of the contract prior to the contract maturity date will be treated as taxable income to the extent the amounts held

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under the contract exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments by or on behalf of an individual under a contract that have not been excluded from the individual's gross income. The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received in excess of the "investment in the contract" on account of a withdrawal or surrender of a contract. For purposes of this rule, a pledge, loan or assignment of a contract is treated as a payment received on account of a withdrawal from a contract.

Surrenders or Withdrawals On or After the Contract Maturity Date

   Upon receipt of a lump sum payment under the contract, the recipient is taxed on the portion of the payment that exceeds the investment in the contract. Ordinarily, such taxable portion is taxed as ordinary income.

   For amounts received as an annuity, which are amounts payable at regular intervals over a period of more than one full year from the date on which they are deemed to begin, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income.

   Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans, there may be no investment in the contract resulting in the full amount of the payments being taxable. For annuities issued in connection with qualified employer retirement plans, a simplified method of determining the exclusion ratio applies. This simplified method does not apply to IRAs.

   Withholding of federal income taxes on all distributions may be required unless the recipient properly elects not to have any amounts withheld and notifies our Annuity Operations Division of that election on the required forms and under the required certifications. Certain contract owners cannot make this election.

Penalty Tax on Certain Surrenders and Withdrawals--Nonqualified Contracts

   Amounts surrendered, withdrawn or distributed before the taxpayer reaches age 59 1/2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the contract owner (or where the contract owner is not an individual, the death of the "primary annuitant," defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary;
(iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code Section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth
IRAs); (v) allocable to investment in the contract before August 14, 1982;
(vi) under a qualified funding asset (as defined in Code Section 130(d));
(vii) under an immediate annuity contract (as defined in Code
Section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

   Separate tax withdrawal penalties apply to qualified plans. See "Taxation of Annuities in General--Qualified Plans--Penalty Tax on Certain Surrenders and Withdrawals from Qualified Plans."

Additional Considerations

Distribution-at-Death Rules

   In order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if the contract owner dies on or after the contract maturity date, and before the entire interest in the contract has been distributed, the remainder of the contract owner's interest will be distributed at least as rapidly as the method in effect on the contract owner's death; and (b) if a contract owner dies before the contract maturity date, the contract owner's entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the contract owner's date of death. If the beneficiary is the spouse of the contract owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as contract owner. Similar distribution requirements apply to annuity contracts under qualified plans. However, a number of restrictions, limitations and special rules apply to qualified plans and contract owners should consult with their tax advisor.

   If the primary annuitant, which is not the contract owner, dies before the maturity date, the owner will become the annuitant unless the owner appoints another annuitant. If the contract owner is not an individual, the death of the primary annuitant is treated as the death of the contract owner. In addition, when the contract owner is not an individual, however, a change in the primary annuitant is treated as the death of the contract owner. Finally, in the case of non-spousal joint contract owners, distribution will be required at the earliest death of any of the contract owners.

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   If the contract owner or a joint contract owner dies on or after the maturity date, the remaining payments, if any, under the Annuity Payment Option selected will be made at least as rapidly as under the method of distribution in effect at the time of death.

   Any death benefits paid under the contract are taxable to the beneficiary at ordinary rates to the extent amounts exceed investment in the contract. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Transfer of Annuity Contracts

   Transfers of nonqualified contracts prior to the maturity date for less than full and adequate consideration to the contract owner at the time of such transfer, will trigger taxable income on the gain in the contract, with the transferee getting a step-up in basis for the amount included in the contract owner's income. This provision does not apply to transfers between spouses or transfers incident to a divorce.

Contracts Owned by Non-Natural Persons

   If a non-natural person (for example, a corporation) holds the contract, the income on that contract (generally the increase in the net surrender value less the premium payments paid) is includable in income each year. The rule does not apply where the non-natural person an agent for a natural person, such as a trust in which the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan, a TSA program or an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan.

Section 1035 Exchanges

   Code Section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another. A replacement contract obtained in a tax-free exchange of contracts generally succeeds to the status of the surrendered contract. For non-qualified contracts, the contract proceeds must be transferred directly from one insurer to another insurer; they cannot be sent to the policyowner by the original insurer and then transmitted from the policyowner to the new insurer. For IRA and qualified plan contracts, the proceeds can be transmitted through the policyowner if specific conditions are met. Exchanges are permitted of the entire contract or a portion of the contract. Numerous rules and procedures apply to Code Section 1035 transactions. Prospective contract owners wishing to take advantage of Code
Section 1035 should consult their tax advisors.

Multiple Contracts

   Code Section 72(e)(12)(A)(ii) provides that for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all annuity contracts issued by the same insurer (or affiliate) to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract maturity date, such as a withdrawal, dividend or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

   The U.S. Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be situations where the Treasury may conclude that it would be appropriate to aggregate two or more contracts purchased by the same contract owner. Accordingly, a contract owner should consult a competent tax advisor before purchasing more than one annuity contract in the same year.

Owner Control

   For variable contracts, tax deferral depends on the insurance company and not you having control of the assets held in the separate accounts. You can allocate account values from one fund of the separate account to another but you cannot direct the investments each fund makes. If you have too much "investor control" of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

   In 2003, the IRS in Revenue Ruling 2003-91, issued formal guidance that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate the actual number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

   The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract, or agreement between the contract owner and Phoenix regarding the availability of a particular investment option and, other than the contract owner's right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion.

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   At this time, it cannot be determined whether additional guidance will be provided by the U.S. Treasury on this issue and what standards may be contained in such guidance. Should the U.S. Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment under section 72 of the Internal Revenue Code, Phoenix reserves the right to modify the contract to the extent required to maintain favorable tax treatment.

Diversification Standards

Diversification Regulations

   To comply with the diversification regulations under Code Section 817(h) ("Diversification Regulations"), after a start-up period, each series of the funds will be required to diversify its investments. The Diversification Regulations generally require that, on the last day of each calendar quarter, the series' total assets be invested in no more than:

..   55% in any 1 investment

..   70% in any 2 investments

..   80% in any 3 investments

..   90% in any 4 investments

   A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account, and each series of the funds are tested for compliance with the percentage limitations. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality is treated as a separate issuer for purposes of these limitations.

   The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances in which contract owner control of the investments of the Separate Account will cause the contract owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the contract.

   We represent that we intend to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

Diversification Regulations and Qualified Plans

   Code Section 817(h) applies to a variable annuity contract other than a pension plan contract. The Diversification Regulations reiterate that the diversification requirements do not apply to a pension plan contract. All of the qualified plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified plan contracts from application of the diversification rules, all investments of the Phoenix Qualified Plan Contracts (i.e., the funds) will be structured to comply with the diversification standards because the funds serve as the investment vehicle for nonqualified contracts as well as qualified plan contracts.

Taxation of Annuities in General--Qualified Plans

   The contracts may be used with several types of IRAs and qualified plans:
Section 403(b) contracts (also referred to as Tax-Sheltered Annuities (TSAs) or Tax-Deferred Annuities (TDAs)), Roth 403(b) contracts, Traditional IRAs, SEP IRAs, SIMPLE IRAs, SARSEP IRAs, Roth IRAs, Corporate Pension and Profit-sharing Plans and State Deferred Compensation Plans will be treated, for purposes of this discussion, as qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of qualified plans. Phoenix reserves the right at any time to discontinue the availability of this contract for use with qualified plans. Participants under such qualified plans as well as contract owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such qualified plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. For example, Phoenix will accept beneficiary designations and payment instructions under the terms of the contract without review as to whether spousal consent may be required under the Retirement Equity Act (REA). Consequently, a contract owner's beneficiary designation or elected annuity payment option that does not follow the REA may not be enforceable.

   As the owner of the contract, you may elect one of the available death benefit guarantees under the contract. We are of the opinion that the death benefit guarantees available under the contract are part of the annuity contract. One or more of the death benefit guarantees available may exceed the greater of the sum of premium payments or the contract value. The contract and its amendments, benefits or endorsements (together referred to herein as the "contract") have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not addressed in a ruling of general applicability whether a death benefit option such as those available under the contract complies with the qualification requirements for an IRA or any other qualified plan. The language in the endorsements is intended to comply with the IRS model language provided under the List of Required Modifications (LRMs). There is no IRS requirement that the endorsements be approved by the IRS.

   There is a risk that the IRS would take the position that one or more of the death benefit guarantees are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from purchases for the contract would not be deductible. While we regard the death benefit guarantees available for your election under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. If the IRS were to take this position, we would take all

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reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.

   Certain death benefit guarantees may be purchased under your contract. IRA's and other qualified contracts generally may not invest in life insurance contracts. If you own an IRA or other qualified contract and purchase these death benefit guarantees, the IRS may consider these benefits "incidental death benefits." The Code imposes limits on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. Furthermore, the Code provides that the assets of an IRA (including a traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of sum of premium payments (less withdrawals) or contract value. This contract offers death benefits, which may exceed the greater of sum of premium payments (less withdrawals) or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

   Distributions from qualified plans, including Section 403(b) Contracts eligible to be rolled over to new contracts but which are paid to the policyowner directly generally will be subject to 20 percent income tax withholding. Mandatory withholding can be avoided only if the employee arranges for a direct rollover to another qualified pension or profit-sharing plan or to an IRA.

   The new mandatory withholding rules apply to all taxable distributions from qualified plans or TSAs (not including IRAs), except (a) distributions required under the Code, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more and
(c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions).

   The contracts sold by Phoenix in connection with certain qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain nonqualified deferred compensation plans.

   Numerous changes have been made to the income tax rules governing qualified plans as a result of legislation enacted during the past several years, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. The following are general descriptions of the various types of qualified plans and of the use of the contracts in connection therewith.

Tax Sheltered Annuities ("TSAs"), Tax Deferred Annuities ("TDAs"),
Section 403(b)

   Code Section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code Section 501(c)(3), to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs, TDAs, or 403(b)s.

   Code Section 403(b)(11) imposes certain restrictions on a contract owner's ability to make withdrawals from, or surrenders of, Code Section 403(b) Contracts, if the cash withdrawn is attributable to payments made under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows a contract owner to make a surrender or withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies or becomes disabled (as defined in the Code), or (b) in the case of hardship. In the case of hardship, the distribution amount cannot include any income earned under the contract.

   Code Section 403(b)(11) applies only with respect to distributions from Code
Section 403(b) Contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

   In addition, in order for certain types of contributions under a Code
Section 403(b) Contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. The responsibility for compliance is with the employer and not with the issuer of the underlying annuity contract.

   If certain contractual requirements are met, loans may be made available under Internal Revenue Code Section 403(b) tax-sheltered annuity programs. A loan from a participant's contract value may be requested only if we make loans available with the contract and if the employer permits loans under their tax-sheltered annuity program. There are specific limits in the Code on the amount of the loan and the term of the loan. It is not the responsibility of policy issuer (Phoenix) to monitor compliance with these requirements.

   If we are directed by the participant, the loan may be taken from specific investment options. Otherwise, the loan is taken proportionately from all investment options. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of contract value minus any contingent deferred sales charge; and (b) 50% of the contract value minus any contingent deferred sales charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan, then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under Section 72(p) of the Internal Revenue Code. Amounts borrowed from the GIA are subject

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to the same limitations as applies to transfers from the GIA; thus no more than the greatest of $1000 and 25% of the contract value in the GIA may be borrowed at any one time.

   Interest will be charged on the loan, in the amount set forth in the contract. This interest is payable to Phoenix.

   Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The Loan Security Account is part of the general account and is the sole security for the loan. It is increased with all loan amounts taken and reduced by all repayments of loan principal. The balance of loan repayments, after payment of accrued loan interest, will be credited to the investment options of the Separate Account or the GIA in accordance with the participant's most recent premium payments allocation on file with us.

   Under Code section 72(p), if a loan payment is not paid within 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such pursuant to Internal Revenue Code requirements. At the time of such deemed distribution, interest will continue to accrue until such time as an actual distribution occurs under the contract.

Keogh Plans

   The Self-Employed Individual Tax Retirement Act of 1962, as amended permitted self-employed individuals to establish "Keoghs" or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS.

Individual Retirement Annuities

   Code Sections 408 and 408A permit eligible individuals to contribute to individual retirement programs known as "Traditional IRAs", "Roth IRAs", "SEP IRA", "SARSEP IRA", "SIMPLE IRA", and "Deemed IRAs". Each of these different types of IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed on a tax-deferred basis into an IRA. Participant loans are not allowed under IRA contracts. Details about each of these different types of IRAs are included in the respective contract endorsements.

Corporate Pension and Profit-Sharing Plans

   Code Section 401(a) permits corporate employers to establish various types of retirement plans for employees.

   These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain independent tax advice as to the tax treatment and suitability of such an investment.

Deferred Compensation Plans With Respect to Service for State and Local Governments and Tax Exempt Organizations

   Code Section 457 provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the contract owner is the plan sponsor, and the individual participants in the plans are the annuitants. Under such contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the contracts.

Tax on Surrenders and Withdrawals from Qualified Plans and IRAs

   In the case of a withdrawal under a qualified plan, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's after-tax cost basis to the individual's total accrued benefit under the retirement plan. For many qualified plans, the individual will have no after-tax contributions and the entire amount received will be taxable. For Roth IRAs, if certain conditions are met regarding holding periods and age of the policyowner, the withdrawals are received without tax.

   Special tax rules may be available for certain distributions from a qualified plan. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401, Section 403(b) Contracts,and Individual Retirement Annuities other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the contract owner's participation in the SIMPLE IRA. These penalty taxes are in addition to any income tax due on the distribution. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible qualified plan; no tax penalty will be imposed.

   The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the contract owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the contract owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the

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Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the contract owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such contract owner or annuitant (as applicable) and his or her designated beneficiary;
(d) distributions to a contract owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the contract owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the contract owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order;
(g) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the contract owner and his or her spouse and dependents if the contract owner has received unemployment compensation for at least 12 weeks. This exception will no longer apply after the contract owner has been reemployed for 60 days; (h) distributions from IRAs for first-time home purchase expenses (maximum $10,000) or certain qualified educational expenses of the contract owner, spouse, children or grandchildren of the contract owner; and (i) distributions from retirement plans to individuals called to active military. The exceptions stated in items (d) and
(f) above do not apply in the case of an IRA. The exception stated in item
(c) applies to an IRA without the requirement that there be a separation from service.

   Generally, distributions from a qualified plan or IRA must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to a Traditional or SIMPLE IRA and the required distribution rules do not apply to Roth IRAs.

   This commencement date is referred to as the "required beginning date." Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

   The amount that must be distributed is based on Code rules relating to "Required Minimum Distributions." This RMD takes into consideration the individual's age, marital status, and account balance, as well as the actuarial value of additional benefits under the contract. The individual will have options regarding computation of the RMD amount; these options are selected at the time that the payments begin.

   An individual is required to take distributions from all of his or her retirement accounts; however, if the individual has two or more accounts, the total amount of RMDs can be taken from one of the multiple accounts. For example, if the individual has a traditional IRA and a section 403(b) contract, the individual will have an RMD amount relating to each of these retirement vehicles. The individual can take the total of two RMDs from either or both of the two contracts.

   We are required to file an information return to the IRS, with a copy to the participant, of the total account value of each account. This information return will also indicate if RMDs are required to be taken.

   In addition to RMDs during the life of the individual, there are also required after-death distributions. These after-death RMDs apply to all qualified plans and IRAs, including Roth IRAs. The beneficiary of the contract may take payments earlier than provided under these after-death RMD rules, such as immediately after death, but cannot delay receipt of payments after the dates specified under these rules.

   Under the after-death RMD rules, if the original owner died prior to the required beginning date, and designated a contract beneficiary, then the full account value must be distributed either by the end of the fifth calendar year after the year of the owner's death or over a period of no longer than the life expectancy of the oldest individual beneficiary. If the payments are to be over the life expectancy, the first payment must be received by December 31/st/ of the year following the year of death. If the owner did not name a contract beneficiary or if the beneficiary was a non-natural person (such as an entity or the owner's estate), then the life expectancy payouts are not permitted and only the five-year rule is permitted.

   If the owner died after the required beginning date and designed a contract beneficiary, then the maximum payout period is the longer of the life expectancy of the named beneficiary or the remaining life expectancy of the original contract owner. If the owner did not name a contract beneficiary or if the beneficiary was a non-natural person (such as an entity or the owner's estate), then the only payment permitted is based on the remaining life expectancy of the original owner.

   In all cases, if the beneficiary is the surviving spouse of the original owner, there are special spousal continuation rules under which the spouse can treat the contract as his or her own and delay receiving payments until the spouse attains his or her own required beginning date.

Spousal Definition

   Under the Internal Revenue Code, the special provisions relating to a "spouse" relate only to persons considered as spouses under the Defense of Marriage Act (DOMA), Pub. L. 104-199. Under this Act, a spouse must be a man or a woman legally joined. Individuals married under State or foreign laws that permit a marriage between two men or two women are not spouses for purposes of the Internal Revenue Code. Individuals participating in a civil union or other like status are not spouses for purposes of the Internal Revenue Code.

Seek Tax Advice

   The above description of federal income tax consequences of the different types of qualified plans which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of qualified plans and IRAs are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have

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adverse tax consequences. A prospective contract owner considering adoption of a qualified plan and purchase of a contract in connection therewith should first consult a qualified tax advisor, with regard to the suitability of the contract as an investment vehicle for the qualified plan or IRA.

Sales of Variable Accumulation Contracts

   Phoenix has designated Phoenix Equity Planning Corporation ("PEPCO") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a distribution agreement]. PEPCO, which is an affiliate of Phoenix, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Phoenix and its affiliated companies. Phoenix reimburses PEPCO for expenses PEPCO incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). PEPCO does not retain any fees under the Contracts; however, PEPCO, may receive 12b-1 fees from the underlying funds.

   PEPCO's principal executive offices are located at 56 Prospect Street, Hartford, Connecticut 06103. PEPCO is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, or ("FINRA") (formerly known as the National Association of Securities Dealers, Inc. or
NASD).

   PEPCO and Phoenix enter into selling agreements with broker-dealers who are registered with the SEC and are members of the FINRA, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of Phoenix under applicable state insurance law and must be licensed to sell variable insurance products. Phoenix intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

Compensation

   Broker-dealers who have selling agreements with PEPCO and Phoenix are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

   We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation in all or some years based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement and the payment option selected by the broker-dealer and/or the registered representative but is not expected to exceed 8.0% of purchase payments (if up-front compensation is paid to registered representatives). Broker-dealer firms may receive up to 8% of purchase payments (if up-front compensation is elected) and up to 2.5% annually of Contract Value (if asset based compensation is paid). In addition, Equity Services Incorporated, an affiliate of National Life of Vermont, is paid an additional 0.15% on assets on an annual basis in arrears, beginning in 2007. Also, we pay Linsco Private Ledger Corporation and certain of its affiliates up to 0.09% on an annual basis on assets held in variable annuities issued by the Company and its insurance company affiliates.

   To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

   This Contract does not assess a front-end sales charge, so you do not directly pay for sales and distribution expenses. Instead, you indirectly pay for sales and distribution expenses through the overall charges and fees assessed under the Contract. For example, any profits Phoenix may realize through assessing the mortality and expense risk charge under your Contract may be used to pay for sales and distribution expenses. Phoenix may also pay for sales and distribution expenses out of any payments Phoenix or PEPCO may receive from the underlying funds for providing administrative, marketing and other support and services to the underlying funds. If your Contract assesses a contingent deferred sales charge, proceeds from this charge may be used to reimburse Phoenix for sales and distribution expenses. No additional sales compensation is paid if you select any optional benefits under your Contract.

   We have unique arrangements for compensation with select broker-dealer firms based on the firm's aggregate or anticipated sales of contracts or other factors. We enter into such arrangements at our discretion and we may negotiate customized arrangements with firms based on various criteria. As such, special compensation arrangements are not offered to all broker-dealer firms. Compensation payments made under such arrangements will not result in any additional charge to you.

   Phoenix and PEPCO have also entered into so-called preferred distribution arrangements with certain broker-dealer firms. These arrangements have sometimes been called "shelf space" arrangements. Under these arrangements, Phoenix and PEPCO pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Phoenix's products. The payments are made from the Company's general assets and they may be significant. The broker-dealer may realize a profit on these payments.

   These services may include providing Phoenix with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing Phoenix's products.

   Any such compensation payable to a broker-dealer firm will be made by PEPCO or Phoenix out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor Phoenix's products. Phoenix and PEPCO have entered into a preferred distribution arrangement with Sigma Financial Corporation, State Farm VP Management Corporation ("State Farm"), Linsco/Private Ledger Corporation ("LPL"), Janney Montgomery Scott, LLC, CUSO Financial Services, Sammons Securities and Equity Services Incorporated, an affiliate of National Life of Vermont. Also, State Farm distributes Phoenix products as its exclusive unaffiliated variable annuity to its customers.

Servicing Agent

   The Phoenix Edge Series Fund reimburses Phoenix Life Insurance Company for various shareholder services provided by the Annuity Operations Division, PO Box 8027, Boston, MA 02266-8027. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The rate of reimbursement for 2008 is 0.058% of the fund's average daily net assets. The total administrative service fees paid by the fund for the last three fiscal years follow:

Year Ended December 31,                    Fee Paid
-----------------------                  ------------
2005                                     $1.9 million
2006                                     $1.5 million
2007                                     $1.7 million

State Regulation

   We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do an insurance business.

   State regulation of Phoenix includes certain limitations on the investments that may be made for its General Account and separate accounts, including the Separate Account. It does not include, however, any supervision over the investment policies of the Separate Account.

Reports

   Reports showing the contract value will be furnished to you at least annually.

Voting Rights

   As stated before, all of the assets held in an available investment option will be invested in shares of a corresponding series of the funds. We are the legal owner of those shares and as such has the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of contract owners controlling the vote.

   In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, we may elect to do so.

   Matters on which owners may give voting instructions include the following:
(1) election or removal of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the series of the fund corresponding to the owner's selected investment option(s); (4) any change in the fundamental investment policies or restrictions of each such series; and (5) any other matter requiring a vote of the shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a series' fundamental investment policy, owners participating in such series will vote separately on the matter.

   The number of votes that you have the right to cast will be determined by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund.

Texas Optional Retirement Program

   Participants in the Texas Optional Retirement Program may not receive the proceeds of a withdrawal from, or complete surrender of, a contract, or apply them to provide annuity payment options prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death or total disability. Such proceeds, however, may be used to fund another eligible retirement vehicle.

The Phoenix Companies, Inc.--Legal Proceedings about Company Subsidiaries

   We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, investor, investment advisor, or taxpayer. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. We believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

   State regulatory bodies, the Securities and Exchange Commission, or SEC, the Financial Industry Regulatory Authority, or ("FINRA") (formerly known as the National Association of Securities Dealers, Inc. or NASD), and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

   In 2005, the Boston District Office of the SEC conducted a compliance examination of certain of PNX's affiliates that are registered under the Investment Company Act of 1940 or the Investment Advisers Act of 1940. Following the examination, the staff of the Boston District Office issued a deficiency letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity. The staff requested PNX to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether PNX believes reimbursement is necessary or appropriate under the circumstances. A third party was retained to assist PNX in preparing the analysis. Based on this analysis, PNX advised the SEC that it does not believe that reimbursement is appropriate.

   Over the past several years, a number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office. While no such action has been initiated against us, it is possible that one or more regulatory agencies may pursue this type of action against us in the future.

   Financial services companies have also been the subject of broad industry inquiries by state regulators and attorneys general which do not appear to be company-specific.

   These types of regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. While it is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

SAI Table of Contents

   The SAI contains more specific information and financial statements relating to the Separate Account and Phoenix Life Insurance Company. The Table of Contents of the SAI is set forth below:

..   Phoenix Life Insurance Company

..   Underwriter

..   Services

..   Performance History

..   Calculation of Yield and Return

..   Calculation of Annuity Payments

..   Experts

..   Separate Account Financial Statements

..   Company Financial Statements

   Contract owner inquiries and requests for an SAI should be directed, in writing, to our Annuity Operations Division, or by calling us at 800/541-0171.

APPENDIX A - Investment Options

                                                   Investment Advisor /
Fund Name                 Investment Objective          Subadvisor
---------                ------------------------ ------------------------

AIM V.I. Capital         Growth of capital        Invesco Aim Advisors,
  Appreciation Fund                               Inc.
                                                  Subadvisor(s): Invesco
                                                  Trimark Investment
                                                  Management Inc.;
                                                  Invesco Global Asset
                                                  Management (N.A.),
                                                  Inc.; Invesco
                                                  Institutional (N.A.),
                                                  Inc.; Invesco Senior
                                                  Secured Management,
                                                  Inc.; Invesco Hong Kong
                                                  Limited; Invesco Asset
                                                  Management Limited;
                                                  Invesco Asset
                                                  Management (Japan)
                                                  Limited; Invesco Asset
                                                  Management Deutschland,
                                                  GmbH; and Invesco
                                                  Australia Limited

DWS Equity 500 Index VIP Seeks to replicate, as   Deutsche Asset
                         closely as possible,     Management Americas
                         before the deduction of  Inc. Subadvisor:
                         expenses, the            Northern Trust
                         performance of the       Investments, N.A.
                         Standard & Poor's 500
                         Composite Stock Price
                         Index, which emphasizes
                         stocks of large U.S.
                         companies

DWS Small Cap Index VIP  Seeks to replicate, as   Deutsche Asset
                         closely as possible,     Management Americas
                         before the deduction of  Inc. Subadvisor:
                         expenses, the            Northern Trust
                         performance of the       Investments, N.A.
                         Russell 2000(R) Index,
                         which emphasizes stocks
                         of small US companies.

Federated Fund for U.S.  Current income by        Federated Investment
  Government Securities  investing primarily in   Management Company
  II                     a diversified portfolio
                         of U.S. government and
                         government agency
                         securities

Federated High Income    High current income by   Federated Investment
  Bond Fund II           investing primarily in   Management Company
                         a professionally
                         managed, diversified
                         portfolio of high
                         yield, lower rated
                         corporated bonds (also
                         known as "Junk Bonds")

Fidelity VIP             Long-term capital        Fidelity Management and
  Contrafund(R)          appreciation             Research Company
  Portfolio

Fidelity VIP Growth      Capital growth           Fidelity Management and
  Opportunities                                   Research Company
  Portfolio

Fidelity VIP Growth      Capital appreciation     Fidelity Management and
  Portfolio                                       Research Company

Fidelity VIP Investment  As high a level of       Fidelity Management and
  Grade Bond Portfolio   current income as is     Research Company
                         consistent with the      Subadvisor: Fidelity
                         preservation of capital  Investments Money
                                                  Management, Inc.

Franklin Income          Maximize income while    Franklin Advisers, Inc.
  Securities Fund        maintaining prospects
                         for capital appreciation

Lord Abbett              High current income and  Lord, Abbett & Co. LLC
  Bond-Debenture         the opportunity for
  Portfolio              capital appreciation to
                         produce a high total
                         return

Lord Abbett Growth and   Long-term growth of      Lord, Abbett & Co. LLC
  Income Portfolio       capital and income
                         without excessive
                         fluctuations in market
                         value

Lord Abbett Mid-Cap      Capital appreciation     Lord, Abbett & Co. LLC
  Value Portfolio        through investments,
                         primarily in equity
                         securities which are
                         believed to be
                         undervalued in the
                         marketplace

Mutual Shares            Capital appreciation     Franklin Mutual
  Securities Fund        with income as a         Advisers, LLC
                         secondary goal

Neuberger Berman AMT     Long term capital growth Neuberger Berman
  Small Cap Growth                                Management Inc.
  Portfolio                                       Subadvisor: Neuberger
(formerly Neuberger                               Berman, LLC
  Berman AMT Fasciano
  Portfolio)

Neuberger Berman AMT     Long term growth of      Neuberger Berman
  Guardian Portfolio     capital; current income  Management Inc.
                         is a secondary goal      Subadvisor: Neuberger
                                                  Berman, LLC

Oppenheimer Capital      Capital appreciation by  OppenheimerFunds, Inc.
  Appreciation Fund/ VA  investing in securities
                         of well-known,
                         established companies

Oppenheimer Global       Long-term capital        OppenheimerFunds, Inc.
  Securities Fund/VA     appreciation by
                         investing in securities
                         of foreign insurers,
                         "growth-type"
                         companies, cyclical
                         industries and special
                         situations

Oppenheimer Main Street  Capital appreciation     OppenheimerFunds, Inc.
  Small-Cap Fund/ VA

Phoenix Capital Growth   Intermediate and         Phoenix Variable
  Series                 long-term capital        Advisors, Inc.
                         appreciation with        Subadvisor: Harris
                         income as a secondary    Investment Management,
                         consideration            Inc.

Phoenix Growth and       Dividend growth,         Phoenix Variable
  Income Series          current income and       Advisors, Inc.
                         capital appreciation     Subadvisor: Phoenix
                                                  Investment Counsel, Inc.

                                                   Investment Advisor /
Fund Name                  Investment Objective         Subadvisor
---------                 ----------------------- -----------------------

Phoenix Mid-Cap Growth    Capital appreciation    Phoenix Variable
  Series                                          Advisors, Inc.
                                                  Subadvisor: Neuberger
                                                  Berman Management, Inc.

Phoenix Money Market      As high a level of      Phoenix Variable
  Series                  current income as is    Advisors, Inc.
                          consistent with the     Subadvisor: Goodwin
                          preservation of         Capital Advisers, Inc.
                          capital and
                          maintenance of
                          liquidity

Phoenix Multi-Sector      Long-term total return  Phoenix Variable
  Fixed Income Series                             Advisors, Inc.
                                                  Subadvisor: Goodwin
                                                  Capital Advisers, Inc.

Phoenix Multi-Sector      High current income     Phoenix Variable
  Short Term Bond         while attempting to     Advisors, Inc.
  Series                  limit changes in the    Subadvisor: Goodwin
                          series' net asset       Capital Advisers, Inc.
                          value per share caused
                          by interest rate
                          changes

Phoenix Strategic         High total return       Phoenix Variable
  Allocation Series       consistent with         Advisors, Inc.
                          prudent investment risk Subadvisors: Goodwin
                                                  Capital Advisers, Inc.
                                                  (fixed income portion)
                                                  Phoenix Investment
                                                  Counsel, Inc. (equity
                                                  portion)

Phoenix-Aberdeen          High total return       Phoenix Variable
  International Series    consistent with         Advisors, Inc.
                          reasonable risk         Subadvisor: Aberdeen
                                                  Asset Management Inc.

Phoenix-Alger             Long-term capital       Phoenix Variable
  Small-Cap Growth        growth                  Advisors, Inc.
  Series                                          Subadvisor: Fred Alger
                                                  Management, Inc.

Phoenix-Duff & Phelps     Capital appreciation    Phoenix Variable
  Real Estate             and income with         Advisors, Inc.
  Securities Series       approximately equal     Subadvisor: Duff &
                          emphasis                Phelps Investment
                                                  Management Company

Phoenix Dynamic Asset     Long-term capital       Phoenix Variable
  Allocation Series:      growth                  Advisors, Inc. Limited
  Aggressive Growth /1/                           Services Subadvisor:
                                                  Ibbotson Associates,
                                                  Inc.

Phoenix Dynamic Asset     Long-term capital       Phoenix Variable
  Allocation Series:      growth with current     Advisors, Inc. Limited
  Growth /1/              income as a secondary   Services Subadvisor:
                          consideration           Ibbotson Associates,
                                                  Inc.

Phoenix Dynamic Asset     Current income with     Phoenix Variable
  Allocation Series:      capital growth as a     Advisors, Inc. Limited
  Moderate /1/            secondary consideration Services Subadvisor:
                                                  Ibbotson Associates,
                                                  Inc.

Phoenix Dynamic Asset     Long-term capital       Phoenix Variable
  Allocation Series:      growth and current      Advisors, Inc. Limited
  Moderate Growth /1/     income with a greater   Services Subadvisor:
                          emphasis on capital     Ibbotson Associates,
                          growth                  Inc.

Phoenix-Sanford           Long-term capital       Phoenix Variable
  Bernstein Mid-Cap       appreciation with       Advisors, Inc.
  Value Series            current income as a     Subadvisor:
                          secondary investment    AllianceBernstein L.P.
                          objective

Phoenix-Sanford           Long-term capital       Phoenix Variable
  Bernstein Small-Cap     appreciation by         Advisors, Inc.
  Value Series            investing primarily in  Subadvisor:
                          small-capitalization    AllianceBernstein L.P.
                          stocks that appear to
                          be undervalued with
                          current income as a
                          secondary investment
                          objective

Phoenix-Van Kampen        Long-term capital       Phoenix Variable
  Comstock Series         appreciation with       Advisors, Inc.
                          current income as a     Subadvisor: Morgan
                          secondary consideration Stanley Investment
                                                  Management Inc., d/b/a
                                                  Van Kampen

Phoenix-Van Kampen        High total return       Phoenix Variable
  Equity 500 Index                                Advisors, Inc.
  Series                                          Subadvisor: Morgan
                                                  Stanley Investment
                                                  Management Inc., d/b/a
                                                  Van Kampen

PIMCO                     Seeks maximum real      Pacific Investment
  CommodityRealReturn/TM/ return consistent with  Management Company LLC
  Strategy Portfolio      prudent investment
                          management

PIMCO Real Return         Seeks maximum real      Pacific Investment
  Portfolio               return, consistent      Management Company LLC
                          with preservation of
                          real capital and
                          prudent investment
                          management

PIMCO Total Return        Seeks maximum total     Pacific Investment
  Portfolio               return, consistent      Management Company LLC
                          with preservation of
                          capital and prudent
                          investment management

Sentinel VPT Balanced     Seeks a combination of  Sentinel Asset
  Fund                    growth of capital and   Management, Inc.
                          current income, with
                          relatively low risk
                          and relatively low
                          fluctuations in value

Sentinel VPT Bond Fund    Seeks high current      Sentinel Asset
                          income while seeking    Management, Inc.
                          to control risk

Sentinel VPT Common       Seeks a combination of  Sentinel Asset
  Stock Fund              growth of capital,      Management, Inc.
                          current income, growth
                          of income and
                          relatively low risk as
                          compared with the
                          stock market as a whole

Sentinel VPT Mid Cap      Seeks growth of capital Sentinel Asset
  Growth Fund                                     Management, Inc.

Sentinel VPT Small        Seeks growth of capital Sentinel Asset
  Company Fund                                    Management, Inc.

Summit S&P MidCap 400     Seeks investment        Summit Investment
  Index Portfolio         results that            Partners, Inc.
                          correspond to the
                          total return
                          performance of U.S.
                          common stock, as
                          represented by the S&P
                          MidCap 400 Index

Templeton Developing      Long-term capital       Templeton Asset
  Markets Securities      appreciation            Management Ltd.
  Fund

                                                      Investment Advisor /
Fund Name                   Investment Objective           Subadvisor
---------                 ------------------------  ------------------------

Templeton Foreign                                   Templeton Investment
Securities Fund           Long-term capital growth  Counsel, LLC

Templeton Growth                                    Templeton Global
Securities Fund           Long-term capital growth  Advisors Limited

Van Kampen UIF Equity                               Morgan Stanley
and Income Portfolio      Capital appreciation and  Investment Management
                          current income            Inc.

Wanger International      Long-term growth of       Columbia Wanger Asset
Select                    capital                   Management, L.P.

Wanger International      Long-term growth of       Columbia Wanger Asset
                          capital                   Management, L.P.

Wanger Select             Long-term growth of       Columbia Wanger Asset
                          capital                   Management, L.P.

Wanger USA                Long-term growth of       Columbia Wanger Asset
                          capital                   Management, L.P.

--------
/1/  Closed to new investment, effective March 24, 2008

APPENDIX B - Deductions for Taxes - Qualified and Nonqualified Annuity Contracts

                                 Upon
                                Premium     Upon
   State                        Payment Annuitization Nonqualified Qualified
   -----                        ------- ------------- ------------ ---------
   California                                 X           2.35%      0.50%
   Florida                                    X           1.00       1.00
   Maine                           X                     2.00 /1/
   Nevada                                     X           3.50
   South Dakota                    X                     1.25 /2/
   Texas                                      X          0.04 /3/    0.04
   West Virginia                              X           1.00       1.00
   Wyoming                                    X           1.00
   Commonwealth of Puerto Rico                X          1.00 /4/    1.00

NOTE: The above tax deduction rates are as of January 1, 2008. No tax deductions are made for states not listed above. However, tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above lists of states and the applicable tax rates. Consequently, we reserve the right to deduct tax when necessary to reflect changes in state tax laws or interpretation.

   For a more detailed explanation of the assessment of taxes, see "Deductions and Charges--Tax."
--------
/1/ Maine changed its tax laws affecting annuities in 2003 retroactive to January 1, 1999. Under the revised statute, annuity premium payments are taxed upon premium payment for payments received on or after January 1, 1999.

/2/ South Dakota law exempts premiums received on qualified contracts from premium tax. Additionally, South Dakota law provides a lower rate of 0.8% that applies to premium payments received in excess of $500,000 in a single calendar year.

/3/ Texas charges an insurance department "maintenance fee" of .04% on annuity considerations, but the department allows this to be paid upon annuitization.

/4/ The tax rate in Puerto Rico was temporarily increased from 1% to 3% effective January 1, 2005. The rate increase expired on June 30, 2007 and the rate going forward is now 1%, effective July 1, 2007.

APPENDIX C - Financial Highlights

   The following tables give the historical unit values for a single share of each of the available investment options. More information can be obtained in the Statement of Additional Information ("SAI"). You may obtain a copy of the SAI free of charge by calling 800/541-0171 or by writing to:

   Phoenix Life Insurance Company
   Annuity Operations Division
   PO Box 8027
   Boston, MA 02266-8027

Death Benefit Option 1 Contracts

                                                                  Investment Investment
                                                                    Option     Option       Units
                                                                  Unit Value Unit Value Outstanding at
                                                                  Beginning     End     End of Period
Investment Option                                                 of Period  of Period   (Thousands)
-----------------                                                 ---------- ---------- --------------
Fidelity VIP Growth Opportunities Portfolio - Service Class
From 5/18/07* to 12/31/07........................................   $1.000     $1.100         60
Fidelity VIP Investment Grade Bond Portfolio - Service Class
From 1/26/07* to 12/31/07........................................   $1.000     $1.020         40
Franklin Income Securities Fund - Class 2
From 5/18/07* to 12/31/07........................................   $1.000     $0.958         43
Lord Abbett Growth and Income Portfolio - Class VC
From 5/18/07* to 12/31/07........................................   $1.000     $0.968         28
Mutual Shares Securities Fund - Class 2
From 5/18/07* to 12/31/07........................................   $1.000     $0.944         42
Neuberger Berman AMT Guardian Portfolio - S Class
From 5/18/07* to 12/31/07........................................   $1.000     $0.981         47
Oppenheimer Main Street Small Cap Fund/VA - Service Shares
From 5/18/07* to 12/31/07........................................   $1.000     $0.894         33
Phoenix Money Market Series
From 5/18/07* to 12/31/07........................................   $1.000     $1.023         13
Phoenix Multi-Sector Fixed Income Series
From 5/18/07* to 12/31/07........................................   $1.000     $1.004         44
Phoenix-Aberdeen International Series
From 5/18/07* to 12/31/07........................................   $1.000     $1.054         89
Phoenix-Duff & Phelps Real Estate Securities Series
From 5/18/07* to 12/31/07........................................   $1.000     $0.866         26
Phoenix-S&P Dynamic Asset Allocation Series: Moderate
From 5/18/07* to 12/31/07........................................   $1.000     $1.027          2
Phoenix-Sanford Bernstein Mid-Cap Value Series
From 5/18/07* to 12/31/07........................................   $1.000     $0.882         32
Phoenix-Sanford Bernstein Small-Cap Value Series
From 5/18/07* to 12/31/07........................................   $1.000     $0.981          0
PIMCO VIT CommodityRealReturn Strategy Portfolio - Advisor Class
From 5/18/07* to 12/31/07........................................   $1.000     $1.160         21
Sentinel Variable Products Bond Fund
From 9/7/07* to 12/31/07.........................................   $1.000     $1.020         19
Sentinel Variable Products Common Stock Fund
From 9/7/07* to 12/31/07.........................................   $1.000     $1.023         76

* Date investment option began operations.

                                               Investment Investment
                                                 Option     Option       Units
                                               Unit Value Unit Value Outstanding at
                                               Beginning     End     End of Period
Investment Option                              of Period  of Period   (Thousands)
-----------------                              ---------- ---------- --------------
Sentinel Variable Products Small Company Fund
From 9/7/07* to 12/31/07......................   $1.000     $1.005         10
Templeton Growth Securities Fund - Class 2
From 5/18/07* to 12/31/07.....................   $1.000     $0.955         41
Wanger International Small Cap
From 5/18/07* to 12/31/07.....................   $1.000     $1.034         18

Death Benefit Option 2 Contracts

                                                                  Investment Investment
                                                                    Option     Option       Units
                                                                  Unit Value Unit Value Outstanding at
                                                                  Beginning     End     End of Period
Investment Option                                                 of Period  of Period   (Thousands)
-----------------                                                 ---------- ---------- --------------
Fidelity VIP Growth Opportunities Portfolio - Service Class
From 5/18/07* to 12/31/07........................................   $1.000     $1.099        110
Fidelity VIP Investment Grade Bond Portfolio - Service Class
From 5/18/07* to 12/31/07........................................   $1.000     $1.019         57
Franklin Income Securities Fund - Class 2
From 5/18/07* to 12/31/07........................................   $1.000     $0.957         29
Lord Abbett Growth and Income Portfolio - Class VC
From 5/18/07* to 12/31/07........................................   $1.000     $0.967         21
Mutual Shares Securities Fund - Class 2
From 5/18/07* to 12/31/07........................................   $1.000     $0.943         29
Neuberger Berman AMT Guardian Portfolio - S Class
From 5/18/07* to 12/31/07........................................   $1.000     $0.980        102
Oppenheimer Main Street Small Cap Fund/VA - Service Shares
From 5/18/07* to 12/31/07........................................   $1.000     $0.893         64
Phoenix Money Market Series
From 5/18/07* to 12/31/07........................................   $1.000     $1.022          8
Phoenix Multi-Sector Fixed Income Series
From 5/18/07* to 12/31/07........................................   $1.000     $1.003         61
Phoenix-Aberdeen International Series
From 5/18/07* to 12/31/07........................................   $1.000     $1.053        183
Phoenix-Duff & Phelps Real Estate Securities Series
From 5/18/07* to 12/31/07........................................   $1.000     $0.866         59
Phoenix-Sanford Bernstein Mid-Cap Value Series
From 5/18/07* to 12/31/07........................................   $1.000     $0.881         72
PIMCO VIT CommodityRealReturn Strategy Portfolio - Advisor Class
From 5/18/07* to 12/31/07........................................   $1.000     $1.158         48
Sentinel Variable Products Bond Fund
From 9/7/07* to 12/31/07.........................................   $1.000     $1.020         41

* Date investment option began operations.

                                               Investment Investment
                                                 Option     Option       Units
                                               Unit Value Unit Value Outstanding at
                                               Beginning     End     End of Period
Investment Option                              of Period  of Period   (Thousands)
-----------------                              ---------- ---------- --------------
Sentinel Variable Products Common Stock Fund
From 9/7/07* to 12/31/07......................   $1.000     $1.023        206
Sentinel Variable Products Small Company Fund
From 9/7/07* to 12/31/07......................   $1.000     $1.005         30
Templeton Growth Securities Fund - Class 2
From 5/18/07* to 12/31/07.....................   $1.000     $0.954         28
Wanger International Small Cap
From 5/18/07* to 12/31/07.....................   $1.000     $1.033         41

* Date investment option began operations.

                                    PART C

Item 24.Financial Statements and Exhibits.

    (a)Financial Statements.

       (1)The financial statements of the Registrant and the Report of Independent Registered Public Accounting Firm thereto are contained in the Registrant's Annual Report and are included in the Statement of Additional Information. The financial statements of the Registrant include: Statement of Assets and Liabilities as of December 31, 2007; Statement of Operations for the year ended December 31, 2007; Statement of Changes in Net Assets for the years ended December 31, 2007 and 2006; and Notes to Financial Statements. *

       (2)The consolidated financial statements of Phoenix Life Insurance Company and the report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information. The consolidated financial statements of Phoenix Life Insurance Company include: Consolidated Balance Sheet as of December 31, 2007 and 2006; Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2007, 2006 and 2005; Consolidated Statement of Cash Flows for the years ended December 31, 2007, 2006 and 2005; Consolidated Statement of Changes in Stockholder's Equity for the years ended December 31, 2007, 2006 and 2005; and Notes to Financial Statements. *

* To be filed by amendment.

    (b)Exhibits.

       (1)Resolution of Board of Directors of Phoenix Life Insurance Company establishing the Phoenix Life Variable Accumulation Account is incorporated by reference to Registrant's Form N-4 (File
          No. 002-78020) Post-Effective Amendment No. 30, filed via EDGAR on November 29, 1999.

       (2)Not Applicable.

       (3)Distribution of Contracts.

           (a)Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated November 1, 2000 is incorporated by reference to Registrant's Form N-4 (File No. 333-68872) Pre-Effective Amendment No. 1, filed via EDGAR on November 15, 2001.

           (b)Form of Broker Dealer Supervisory and Service Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the Sales of Contracts filed via EDGAR on Registration Statement Form N-4 (File No. 002-78020) Post-Effective Amendment No. 44 on April 25, 2005.

       (4) (a)Form of Contract (Big Edge Form No. 1017) is incorporated by reference to Registrant's Post-Effective Amendment No. 9 filed on October 23, 1986 and filed via EDGAR with Registrant's Post-Effective Amendment No. 26 (File No. 002-78020) filed on April 30, 1997.

           (b)Form of Contract (Big Edge Plus Form No. 2646) is incorporated by reference to Registrant's Post-Effective Amendment No. 13 filed on May 2, 1988 and filed via EDGAR Post-Effective Amendment
              No. 26 (File No. 002-78020) filed on April 30, 1997.

           (c)Form of Contract (Group Strategic Edge Form Nos. GD601 and GD603) is incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on April 29, 1993 and Post-Effective Amendment No. 26 (File No. 002-78020), filed via EDGAR on
              April 30, 1997.

           (d)Form of Contract (Big Edge Choice for New York Form No. D602) is incorporated by reference to Registrant's Post-Effective Amendment No. 25 (File No. 002-78020), filed via EDGAR on February 28, 1997.

           (e)Form of Contract (The Phoenix Edge-VA for New York Form No. D602NY) is incorporated by reference to Registrant's Post-Effective Amendment No. 30 (File No. 002-78020), filed via EDGAR on November 29, 1999.

           (f)Form of Contract (Phoenix Spectrum Edge Form No. 612), filed via EDGAR with Post-Effective Amendment No. 34 (File No. 002-78020) on September 13, 2001.


           (g)(i) Amendment to Contract Form D612, Form 08GMIR, is filed herewith.

           (g)(ii) Schedule Page 08D612SP-1 to Contract Form D612 is filed herewith.

           (h)Guaranteed Minimum Income Benefit Rider, Form Number DR81, filed via EDGAR on Registration Statement Form N-4 (File No. 002-78020) Post-Effective Amendment No. 44 on April 25, 2005.

           (i)Guaranteed Minimum Accumulation Benefit Rider, Form DR84, filed via EDGAR on Registration Statement Form N-4 (File No. 002-78020) Post-Effective Amendment No. 44 on April 25, 2005.

           (j)Guaranteed Minimum Withdrawal Benefit Rider Form No. 06GMWB is incorporated by reference to Registrant's Post-Effective Amendment No. 3 on Form N-4 (File No. 333-123035), filed via EDGAR on December 19, 2006.

           (j)Waiver of Withdrawal Charge for Nursing Home Confinement and Terminal Illness Form No. 08HNW is incorporated by reference to Post-Effective Amendment No. 51 on Form N-4 (File No. 002-78020) filed via EDGAR on April 30, 2008.

           (k)Phoenix Flexible Withdrawal Protector: Guaranteed Minimum Withdrawal Benefit Rider to be filed by Amendment.

       (5) (a)Form of Application (Big Edge Form No. OL2502) is incorporated by reference to Registrant's Post-Effective Amendment No. 9 filed on October 23, 1986 and Post-Effective Amendment No. 26 (File
              No. 002-78020), filed via EDGAR on April 30, 1997.

           (b)Form of Application (Big Edge Plus Form No. OL1340) is incorporated by reference to Registrant's Post-Effective Amendment No. 13 filed on May 2, 1988 and Post-Effective Amendment No. 26 (File No. 002-78020), filed via EDGAR on April 30, 1997.

           (c)Form of Application (Group Strategic Edge Form No. OL2318) is incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on April 29, 1993 and Post-Effective Amendment No. 26 (File No. 002-78020), filed via EDGAR on April 30, 1997.

           (d)Form of Application (Big Edge Choice for New York Form No. OL2115NY) is incorporated by reference to Registrant's Post-Effective Amendment No. 25 File No. 002-78020), filed via EDGAR on February 28, 1997.

           (e)Form of Application (The Phoenix Edge-VA for New York Form No. OL2744NY) is incorporated by reference to Registrant's Post-Effective Amendment No. 30 (File No. 002-78020), filed via EDGAR on November 29, 1999.

           (f)Form of Application (Phoenix Spectrum Edge, Form No. OL3174), filed via EDGAR with Post-Effective Amendment No. 34 (File No. 002-78020) on September 13, 2001.


           (g)(i) Application (Phoenix Spectrum Edge+ [NY]), OL4055NY.3, is filed herewith.

           (g)(ii) Application (Phoenix Spectrum Edge+ [ME]), OL4055ME.1, is filed herewith.


       (6) (a)Amended and Restated Charter of Phoenix Life Insurance Company, dated December 20, 2004, is incorporated by reference to Registration Statement Form N-4 (File No. 002-78020) Post-Effective Amendment No. 44 filed via EDGAR on April 25, 2005.

           (b)Amended and Restated Bylaws of Phoenix Life Insurance Company, dated December 1, 2004, Registration Statement Form N-4 (File
              No. 002-78020) Post-Effective Amendment No. 44 filed via EDGAR on April 25, 2005.

       (7) Not Applicable.

       (8) (a)Participation Agreements.

       (1) (a)Participation Agreement dated May 1, 2000 between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc. is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

           (b)Amendment dated May 1, 2000 to Participation Agreement between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc. is incorporated by reference to Registrant's Post-Effective amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

           (c)Amendment to Participation Agreement as of May 3, 2004 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Phoenix Life Insurance Company and PHL Variable Insurance Company is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-123040), filed via EDGAR on April 27, 2006.

           (d)Amendment No. 3 to Participation Agreement as of May 1, 2006, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Phoenix Life Insurance Company and PHL Variable Insurance Company, is incorporated by reference to Registrant's Form N-4 (File No. 333-123035), Post Effective Amendment No. 3, filed via EDGAR on December 19, 2006.

           (e)Amendment No.4 to Participation Agreement as of May 1, 2007, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company, Phoenix Life Insurance Company, and Phoenix Equity Planning Corporation is incorporated by reference to Pre-Effective Amendment No.1 on Form N-6 (File No.333-146301), filed via EDGAR on December 21, 2007.

           (f)Amendment No.5 dated March 1, 2008 to the Participation Agreement dated May 1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company, Phoenix Life

       Insurance Company, Phoenix Life and Annuity Company, and Phoenix Equity Planning Corporation is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

       (2)Amended and Restated Participation Agreement dated May 6, 2008 by and among Phoenix Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management LLP and Columbia Management Distributors, Inc. is incorporated by reference to Initial Registration Statement on form N-6 (File No. 333-149636), filed via EDGAR on July 11, 2008.

       (3)Fund Participation Agreement dated July 15, 1999 among Phoenix Home Life Mutual Insurance Company, Insurance Series, and Federated Securities Corp. is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

       (4) (a)Fund Participation Agreement dated July 19, 1999 among Phoenix Home Life Mutual Insurance Company, BT Insurance Funds Trust and Bankers Trust Company, is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

           (b)Amendment No. 1 dated April 27, 2001 to the Fund Participation Agreement among Phoenix Home Life Mutual Insurance Company, Deutsche Asset Management VIT Funds (formerly BT Insurance Funds Trust) and Bankers Trust Company, is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

           (c)Amendment No. 2 dated October 29, 2001 to the Fund Participation Agreement among Phoenix Life Insurance Company, Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

           (d)Amendment No. 3 dated February 1, 2008 to the Fund Participation Agreement dated July 19, 1999 among Phoenix Life Insurance Company, DWS Investments VIT Funds (formerly, Deutsche Asset Management VIT Funds and BT Insurance Funds Trust) and Deutsche Investment Management Americas Inc. (successor by merger to Deutsche Asset Management, Inc.), is incorporated by reference to Post-Effective Amendment No. 51 on Form N-4 (File No. 002-78020) filed via EDGAR on April 30, 2008.

       (5) (a)Participation Agreement dated June 1, 2000 among Phoenix Home Life Mutual Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.
              (b) Participation Agreement dated June 1, 2000 among Phoenix Home Life Mutual Insurance Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File
              No. 333-149636), filed via EDGAR on July 11, 2008.
              (c) Participation Agreement dated June 1, 2000 among Phoenix Home Life Mutual Insurance Company, Variable Insurance Products Fund III and Fidelity Distributors Corporation is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File
              No. 333-149636), filed via EDGAR on July 11, 2008.

              (i)Amendment and Assignment dated as of June 6, 2007 between
                 Variable Insurance Products Fund II ("Current Fund"), Fidelity Distributors Corporation (the "Underwriter") and PHL Variable Insurance Company (the "Company") to the Participation Agreement dated June 1, 2000, as amended, is incorporated by reference to Pre-effective Amendment No.1 to Initial Registration Statement on Form N-6 (File No.333-143656) filed via EDGAR on November 7, 2007. (Note: Fidelity reorganized the following portfolios: Asset Manager Portfolio, Asset Manager:
                 Growth Portfolio and Investment Grade Bond Portfolio into a new Variable Insurance Products Fund V. This Amendment
                 (1) amends the Participation Agreement to delete the affected portfolios; and (2) creates a new participation agreement for Fund V by adopting the terms of the Participation Agreement and assigning each fund's rights, benefits and obligations under the Participation Agreement with respect to the corresponding portfolios of Fund V.)

       (6)Participation Agreement dated March 29, 2001 by and among Phoenix Home Life Mutual Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

       (7)Participation Agreement dated April 14, 2005 by and among Phoenix Life Insurance Company, Lord Abbett Series Fund, Inc., and Lord Abbett Distributor LLC, is incorporated by reference to Registrant's Post-Effective Amendment No. 2 on Form N-4 (File 333-123035), filed via EDGAR on April 27, 2006.

       (8)Participation Agreement dated May 1, 2006 by and among Phoenix Life Insurance Company, Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc., is incorporated by reference to Registrant's Form N-4 (File Number 333-123035), on Post-Effective Amendment No. 3, filed via EDGAR, on December 19, 2006.

       (9)Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC is incorporated by reference to Registrant's Form N-4 (File Number 333-123035) on Post-Effective Amendment No. 3, filed via EDGAR, on December 19, 2006.

      (10)Participation Agreement dated May 1, 2006 by and between Phoenix Life Insurance Company, Neuberger Berman Advisers Management Trust and Neuberger Berman Management, Inc., is incorporated by reference to Registrant's Form N-4 (File Number 333-123035) on Post-Effective Amendment No. 3, filed via EDGAR, on December 19, 2006.

      (11)Participation Agreement dated May 1, 2006 by and among The Universal Institutional Funds Inc., Morgan Stanley Distribution Inc., Morgan Stanley Investment Management Inc., and Phoenix Life Insurance Company, is incorporated by reference to Registrant's Form N-4 (File Number 333-123035) on Post-Effective Amendment No. 3, filed via EDGAR, on December 19, 2006.

      (12) (a)Amended and Restated Participation Agreement dated January 1, 2007, among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company, is incorporated by reference to Form N-4 (File No. 033-87376), filed via EDGAR on Post-Effective No. 27, filed via EDGAR on February 20, 2007.

           (b)Amendment No. 1 to Amended and Restated Participation Agreement dated March 1, 2008, among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company is incorporated by reference to Form N-4 (File No. 333-147565), Pre-Effective Amendment No. 1, filed via EDGAR on April 4, 2008.

      (13)Participation Agreement dated September 7, 2007 among Phoenix Life Insurance Company, Sentinel Variable Products Trust and Sentinel Financial Services Company is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

      (14)Participation Agreement dated February 1, 2008, among Phoenix Life Insurance Company, Phoenix Equity Planning Corporation, Summit Mutual Funds, Inc., and Ameritas Investment Corporation is incorporated by reference to Post-Effective Amendment No. 51 on Form N-4 (File
          No. 002-78020) filed via EDGAR on April 30, 2008.

    (b)Administrative Contracts

       (1)Service Agreement dated January 1, 2003 between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File
          No. 033-06793) filed via EDGAR on April 30, 2004.

       (2)First Amendment to Service Agreement dated November 11, 2003 between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 033-06793) filed via EDGAR on April 30, 2004).

       (3)Second Amendment to Service Agreement dated February 27, 2004 between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-119919) filed via EDGAR on February 9, 2005.

       (4)Third Amendment to Service Agreement dated November 15, 2004 between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-119919) filed via EDGAR on April 25, 2005.

       (5)Fourth Amendment to Service Agreement dated November 13, 2005 by and among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is incorporated herein by reference to Post-Effective Amendment
          No. 18 on Form N-6 (File No. 333-23171) filed via EDGAR on April 27, 2006.

       (6)Fifth Amendment to Service Agreement dated November 13, 2007 by and among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company is incorporated by reference to Pre-Effective Amendment No.1 to Initial Registration Statement on Form N-6 (File No. 333-149105) filed via EDGAR on July 11, 2008.

    (c)Other Material Contracts:

       (1)Amended and Restated Administration and Accounting Services Agreement dated March 1, 2003 by and between Phoenix Life Insurance Company and PFPC, INC. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on
          September 7, 2007.

       (2)Amendment dated January 1, 2005 to Amended and Restated
          Administration and Accounting Services Agreement between Phoenix Life Insurance Company and PFPC, INC. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

       (3)Information Sharing Agreements pursuant to Rule 22c-2 for the following funds: AIM Variable Insurance Funds, The Alger American Fund, DWS Funds, Federated Insurance Series, .Franklin Templeton Variable Insurance Products Trust,Lazard Retirement Series,Lord Abbett Series Fund, Inc.,Neuberger Berman Advisers Management Trust,Oppenheimer Variable Account Funds,The Rydex Trust,Wanger Advisors Trust; and, The Universal Institutional Funds are incorporated by reference to Form N-4 (File No. 033-87376), Post-Effective Amendment No. 29, filed via EDGAR on May 1, 2007.

       (4)Information Sharing Agreement dated as of September 7, 2007, pursuant to Rule 22c-2 between Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company and the Sentinel Variable Products Trust is incorporated by reference to Post-effective Amendment No.6 on Form N-4 (File No.333-123035), filed via EDGAR on September 28, 2007.

       (5)Information Sharing Agreement dated February 1, 2008 by and between PHL Variable Insurance Company, Phoenix Life and Annuity Company, Phoenix Life Insurance Company and Summit Mutual Funds, Inc. is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.


      (9) Written Opinion and Consent of Counsel to be filed by amendment.


     (10) (a) Written Consent of Registered Independent Public Accountant to be filed by amendment.


          (b) (1)Powers of Attorney for Sal H. Alfiero, Martin N. Baily, Jean
                 S. Blackwell, Peter C. Browning, Arthur P. Byrne, Sanford Cloud, Jr., Gordon J. Davis, John H. Fosgren, Ann Maynard Gray, John E. Haire, Jerry J. Jasinowski, Thomas S. Johnson, Dona D. Young, David R. Pellerin and Peter A. Hofmann are incorporated by reference to Post-Effective Amendment No. 51 on Form N-4 (File No. 002-78020) filed via EDGAR on April 30, 2008.

              (2)Powers of Attorney for Augustus K. Oliver, II and Arthur F.
                 Weinbach are incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-149636) filed via EDGAR on July 11, 2008.


     (11) Not Applicable.

     (12) Not Applicable.

Item 25.Directors and Executive Officers of the Depositor.

                                           Positions and Offices with
  Name and Principal Business Address      Depositor
  -----------------------------------      ----------------------------------
  Sal H. Alfiero                           Director
  Protective Industries, LLC
  Buffalo, NY

  Martin N. Baily                          Director
  The Brookings Institution
  Washington, D.C.

  Jean S. Blackwell                        Director
  Cummins Inc.
  Columbus, IN 47202-3005

  Peter C. Browning*                       Director

  Arthur P. Byrne                          Director
  J.W. Childs Associates
  Boston, MA

  Sanford Cloud, Jr.*                      Director

  Gordon J. Davis, Esq.                    Director
  Dewey and LeBoeuf, LLP
  New York, NY

  John H. Forsgren*                        Director

  Ann Maynard Gray*                        Director

  John E. Haire*                           Director

  Jerry J. Jasinowski *                    Director

  Thomas S. Johnson                        Director
  New York, NY

  Augustus K. Oliver, II                   Director
  Oliver Press Partners, LLC
  152 West 57th Street
  46th Floor
  New York, NY

  Arthur F. Weinbach                       Director
  Broadridge Financial Solutions, Inc.
  5 ADP Boulevard
  Roseland, NJ

  Dona D. Young*                           Chairman of the Board, President
                                           and Chief Executive Officer
  Executive Officer

  Philip K. Polkinghorn*                   Senior Executive Vice President
  President, Life and Annuity              and President, Life and Annuity

  Tracy L. Rich*                           Executive Vice President, General
                                           Counsel and Secretary

  Daniel J. Moskey*                        Vice President and Treasurer

  James D. Wehr**                     Senior Executive Vice President and
                                      Chief Investment Officer

  David R. Pellerin**                 Senior Vice President and Chief
                                      Accounting Officer

  Peter A. Hofmann*                   Senior Executive Vice President and
                                      Chief Financial Officer

* The principal business address of this individual is One American Row, Hartford, CT 06103-2899.

** The principal business address of this individual is 56 Prospect Street, Hartford, CT 06103-2836.

Item 26.Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Phoenix Companies, Inc. (100%) Delaware
   Phoenix Distribution Holding Company (100%) Connecticut

        WS Griffith Securities, Inc. (100%) New York

   Phoenix Investment Management Company (100%) Connecticut
      Phoenix Investment Partners, Ltd. (100%) Delaware
          DP Holdings, Ltd. (100%) New Brunswick, Canada
          DPCM Holdings, Inc. (100%) Illinois

          Duff & Phelps Investment Management Company (100%) Illinois

          Goodwin Capital Advisers, Inc. (100%) New York
          Kayne Anderson Rudnick Investment Management, LLC (100%) California Pasadena Capital Corporation (100%) California
             Engemann Asset Management (100%) California
          Phoenix Alternative Investment Advisers, Inc. (100%) Connecticut Phoenix Equity Planning Corporation (100%) Connecticut
             Phoenix Investment Counsel, Inc. (100%) Massachusetts Phoenix/Zweig Advisers LLC (100%) Delaware
             Euclid Advisors LLC (100%) New York
          PXP Securities Corp. (100%) New York
          Rutherford Financial Corporation (100%) Delaware
          Rutherford, Brown & Catherwood, LLC (73.2%) Delaware
          SCM Advisors, LLC (100%) California
          Walnut Asset Management, LLC (70.6%) Delaware
   Phoenix Life Insurance Company (100%) New York

      Phoenix Foundation (0%) Connecticut
      Next Generation Ventures LLC (50%) Connecticut
      Phoenix Life Separate Account B (100%) New York
      Phoenix Life Separate Account C (100%) New York
      Phoenix Life Separate Account D (100%) New York
      Phoenix Life Variable Accumulation Account (100%) New York
      Phoenix Life Variable Universal Life Account (100%) New York
      PM Holdings, Inc. (100%) Connecticut
          American Phoenix Life and Reassurance Company (100%) Connecticut
             Phoenix Life and Reassurance Company of New York (100%)
             New York
          PFG Holdings, Inc. (100%) Pennsylvania
             AGL Life Assurance Company (100%) Pennsylvania
             PFG Distribution Company (100%) Delaware
             Philadelphia Financial Group, Inc. (100%) Delaware
          PHL Variable Insurance Company (100%) Connecticut
             PHL Variable Accumulation Account (100%) Connecticut
             PHL Variable Accumulation Account II (100%) Connecticut PHLVIC Variable Universal Life Account (100%) Connecticut
          Phoenix Founders, Inc. (100%) Connecticut
          Phoenix International Capital Corporation (100%) Connecticut
             Practicare, Inc. (100%) Delaware
          Phoenix Life and Annuity Company (100%) Connecticut
             Phoenix Life and Annuity Variable Universal Life Account (100%) Connecticut
          Phoenix New England Trust Holding Company (100%) Connecticut Phoenix Variable Advisors, Inc. (100%) Delaware
          PML International Insurance Limited (100%) Bermuda
      The Phoenix Edge Series Fund (0%) Massachusetts business trust Phoenix National Trust Holding Company (100%) Connecticut
   Phoenix Life Solutions, Inc (100%) Delaware

   The only companies that file consolidated financial statements with the Securities and Exchange Commission ("SEC") are The Phoenix Companies Inc. and Phoenix Life Insurance Company. In addition, PHL Variable Insurance Company and Phoenix Life and Annuity Company file individual financial statements with the SEC. For the remainder, except the separate accounts (defined as Phoenix Life Separate Account B, Phoenix Life Separate Account C, Phoenix Life Separate Account D, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Accumulation Account II, PHLVIC Variable Universal Life Account, and Phoenix Life and Annuity Variable Universal Life Account) all other entities are included in the consolidated financial statement, for The Phoenix Companies, Inc., but none file individual financial statements with the SEC.

Item 27.Number of Contract Owners.

   On June 30, 2008 there were 11,680 qualified and 8,400 nonqualified contract owners.

Item 28.Indemnification.

   Section 722 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

   Article VI, Section 6.1 of the Bylaws of the Depositor (as amended and restated effective December 1, 2004) provide that:

   "To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person's testator or intestate:

   (1) is or was a Director, officer or employee of the Company; or

   (2) serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and at the time of such services, was a director, officer or employee of the Company against judgments, fines, amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

   Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the Company seeking indemnification may be entitled."

   Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.Principal Underwriters.

   Phoenix Equity Planning Corporation ("PEPCO")

   (a) PEPCO serves as the principal underwriter for the following entities:

   PEPCO serves as the principal underwriter for the following entities:

       Phoenix Adviser Trust, Phoenix Asset Trust, , Phoenix Equity Trust, Phoenix Insight Funds Trust, Phoenix Institutional Mutual Funds,
       Phoenix Investment Trust 97, Phoenix Opportunities Trust, Phoenix Strategic Equity Series Fund, The Phoenix Edge Series Fund, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Accumulation Account II, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.

   (b) Directors and Executive Officers of PEPCO.

 Name                                   Position
 ----                                   -------------------------------------
 George R. Aylward, Jr.**               Director and Executive Vice President
 John H. Beers*                         Vice President and Secretary
 John R. Flores*                        Vice President and Anti-Money
                                        Laundering Officer
 David Hanley**                         Vice President and Treasurer
 Stephen D. Gresham**                   Director and Senior Vice President
 David C. Martin*                       Vice President and Chief Compliance
                                        Officer
 Philip K. Polkinghorn*                 Director and Executive Vice President

* The business address of this individual is One American Row, Hartford, CT 06103-2899.

** The business address of this individual is 56 Prospect Street, Hartford, CT
   06103-2836.

   (c) PEPCO received no compensation from the Registrant during the last fiscal year for sales of the contract:

                              (2)            (3)
 (1)                    Net Underwriting Compensation     (4)
 Name of                 Discounts and        on       Brokerage      (5)
 Principal Underwriter    Commissions     Redemption  Commissions Compensation
 ---------------------  ---------------- ------------ ----------- ------------
        PEPCO..........        $0             $0          $0           $0

Item 30.Location of Accounts and Records.

   The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules under it are maintained at the administrative offices of Phoenix Life Insurance Company located at One American Row, Hartford, CT 06103-2899.

Item 31.Management Services.

   Under a contract with Phoenix Life Insurance Company ("PLIC"), Ibbotson Associates provides certain asset allocation services, including a risk tolerance questionnaire to assist the policy owner, for use in conjunction with the policy. For these services, PLIC pays Ibbotson an annual flat fee. The fees paid for the last three fiscal years follow:

                  Year                                Fee Paid
                  ----                                --------
                  2007............................... $ 95,000
                  2006............................... $101,000
                  2005............................... $ 86,000

Item 32.Undertakings.

    (a)Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained therein are never more than 16 months old for so long as payments under the Contracts may be accepted;

    (b)Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

    (c)Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.


    (d)(Representation to be made by amendment) Phoenix Life Insurance Company represents that the fees and charges deducted under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Phoenix Life Insurance Company.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Phoenix Life Variable Accumulation Account, causes this Post-Effective Amendment No. 53 to Registration Statement (File No. 002-78020) to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Hartford and the State of Connecticut, on this 29th day of August, 2008.


                                             PHOENIX LIFE VARIABLE
                                             ACCUMULATION ACCOUNT
                                             (Registrant)

                                             By:
                                                  ------------------------------
                                                  *Dona D. Young, Chairman of
                                                  the Board, President and
                                                  Chief Executive Officer of
                                                  Phoenix Life Insurance Company

                                             PHOENIX LIFE INSURANCE COMPANY

                                             By:
                                                  ------------------------------
                                                  *Dona D. Young, Chairman of
                                                  the Board, President and
                                                  Chief Executive Officer

                                             By:  /s/ Kathleen A. McGah
                                                  ------------------------------
                                                  *Kathleen A. McGah

* As Attorney-in-Fact pursuant to power of attorney


As required by the Securities Act of 1933, the following persons in the capacities stated have signed this Post-Effective Amendment No. 53 to Registration Statement No. 002-78020 on August 29, 2008.


    Signature                      Title
     ---------                      -----

------------------- Chairman of the Board, President and
*Dona D. Young      Chief Executive Officer

------------------- Director
*Sal H. Alfiero

------------------- Director
*Martin N. Baily

------------------- Director
*Jean S. Blackwell

------------------- Director
*Peter C. Browning

------------------- Director
*Arthur P. Byrne

------------------------ Director
*Sanford Cloud, Jr.

------------------------ Director
*Gordon J. Davis

------------------------ Director
*John H. Forsgren

------------------------ Director
*Ann Maynard Gray

------------------------ Director
*John E. Haire

------------------------ Director
*Jerry J. Jasinowski

------------------------ Director
*Thomas S. Johnson

------------------------ Director
*Augustus K. Oliver, II

------------------------ Director
*Arthur F. Weinbach

------------------------ Chief Financial Officer
*Peter A. Hofmann

------------------------ Chief Accounting Officer
*David R. Pellerin

/s/ Kathleen A. McGah
--------------------------
*Kathleen A. McGah, as
Attorney-in-Fact pursuant
to Powers of Attorney

                                 Exhibit Index



 Exhibit 24(b)(4)(g)(i)                 Amendment to Contract Form D612, Form
                                        08GMIR, is filed herewith.

 Exhibit 24(b)(4)(g)(ii)                Schedule Page 08D612SP-1 to Contract
                                        Form D612 is filed herewith.

 Exhibit 24(b)(5)(g)(i)                 Application (Phoenix Spectrum Edge+
                                        [NY]), OL4055NY.3, is filed herewith.

 Exhibit 24(b)(5)(g)(ii)                Application (Phoenix Spectrum Edge+
                                        [ME]), OL4055ME.1, is filed herewith.

 Exhibit 24(b)(9)                       Written Opinion and Consent of
                                        Counsel to be filed by amendment.

 Exhibit 24(b)(10)(a)                   Consent of Registered Independent
                                        Public Accountant to be filed by
                                        amendment.